                                                                    EXHIBIT 10.1

                                                                  Execution Copy

================================================================================

                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

                          Dated as of November 1, 2005

                                      among

                             CROSSTEX ENERGY, L.P.,

                                  as Borrower,

                           THE FINANCIAL INSTITUTIONS
                         PARTY TO THIS CREDIT AGREEMENT

                                    as Banks,

                             BANK OF AMERICA, N. A.

                  as Administrative Agent and Collateral Agent,

                         UNION BANK OF CALIFORNIA, N.A.
                                       and
                                 SUNTRUST BANK,

                            as Co-Syndication Agents,

                                       and

                      BANK OF MONTREAL D/B/A HARRIS NESBITT
                                       and
                       WACHOVIA BANK, NATIONAL ASSOCIATION

                           as Co-Documentation Agents

                           -------------------------

                         BANC OF AMERICA SECURITIES LLC

                      as Lead Arranger and Sole Book Runner

================================================================================

                               TABLE OF CONTENTS

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                                                                                                                PAGE
ARTICLE I             DEFINITIONS AND ACCOUNTING TERMS...................................................         2

         Section 1.01.         Certain Defined Terms.....................................................         2

         Section 1.02.         Computation of Time Periods...............................................        21

         Section 1.03.         Accounting Terms; Changes in GAAP.........................................        21

         Section 1.04.         Types of Advances and Borrowings..........................................        22

         Section 1.05.         Miscellaneous.............................................................        22

         Section 1.06.         Times of Day..............................................................        22

         Section 1.07.         Letter of Credit Amounts..................................................        22

ARTICLE II            CREDIT FACILITIES..................................................................        22

         Section 2.01.         Making the Advances.......................................................        22

         Section 2.02.         Method of Borrowing.......................................................        23

         Section 2.03.         Reduction of the Commitments..............................................        26

         Section 2.04.         Prepayment of Advances....................................................        26

         Section 2.05.         Repayment of Advances.....................................................        28

         Section 2.06.         Fees......................................................................        28

         Section 2.07.         Interest..................................................................        29

         Section 2.08.         Payments and Computations.................................................        30

         Section 2.09.         Sharing of Payments, Etc..................................................        31

         Section 2.10.         Breakage Costs............................................................        32

         Section 2.11.         Increased Costs...........................................................        32

         Section 2.12.         Taxes.....................................................................        33

         Section 2.13.         Letters of Credit.........................................................        36

         Section 2.14.         Replacement of Banks......................................................        43

         Section 2.15.         Increase in Commitments...................................................        44

ARTICLE III           CONDITIONS OF LENDING..............................................................        45

         Section 3.01.         Conditions Precedent to Initial Advances..................................        45

         Section 3.02.         Conditions Precedent to All Borrowings....................................        48

ARTICLE IV            REPRESENTATIONS AND WARRANTIES.....................................................        49

         Section 4.01.         Existence and Power.......................................................        49

         Section 4.02.         Authorization.............................................................        49

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                                PAGE
         Section 4.03.         Governmental Action, Etc..................................................        49

         Section 4.04.         Binding Effect............................................................        50

         Section 4.05.         Financial Statements......................................................        50

         Section 4.06.         Other Information.........................................................        50

         Section 4.07.         Legal Proceedings.........................................................        50

         Section 4.08.         Subsidiaries..............................................................        50

         Section 4.09.         Trademarks, Etc...........................................................        51

         Section 4.10.         Fire, Etc.................................................................        51

         Section 4.11.         Burdensome Agreements.....................................................        51

         Section 4.12.         Taxes.....................................................................        51

         Section 4.13.         Public Utility Holding Company Act; Natural Gas Act;
                               Investment Company Act ...................................................        51

         Section 4.14.         Regulations T, U and X....................................................        51

         Section 4.15.         Title to Properties, Etc..................................................        51

         Section 4.16.         Employee Benefit Plans....................................................        52

         Section 4.17.         Environmental Compliance..................................................        52

         Section 4.18.         Material Contracts........................................................        52

         Section 4.19.         Ownership.................................................................        52

         Section 4.20.         Compliance with Laws......................................................        52

         Section 4.21.         Solvency..................................................................        52

ARTICLE V             AFFIRMATIVE COVENANTS..............................................................        53

         Section 5.01.         Reporting Requirements....................................................        53

         Section 5.02.         Preservation of Legal Existence, Etc......................................        55

         Section 5.03.         Maintenance of Properties, Etc............................................        55

         Section 5.04.         [Intentionally omitted]...................................................        55

         Section 5.05.         Compliance with Laws, Etc.................................................        55

         Section 5.06.         Payment of Taxes, Etc.....................................................        55

         Section 5.07.         Maintenance of Insurance..................................................        55

         Section 5.08.         Visitation Rights.........................................................        55

         Section 5.09.         Keeping of Books..........................................................        56

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                                TABLE OF CONTENTS
                                   (continued)

                                                                                                                PAGE
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         Section 5.10.         Transactions with Affiliates..............................................        56

         Section 5.11.         Compliance with Environmental Laws........................................        56

         Section 5.12.         Environmental Remediation and Indemnification.............................        56

         Section 5.13.         Use of Proceeds...........................................................        57

         Section 5.14.         Clean Down Period.........................................................        57

         Section 5.15.         Post-Closing Requirements.................................................        57

         Section 5.16          Mortgage Amendments.......................................................        57

ARTICLE VI            NEGATIVE COVENANTS.................................................................        58

         Section 6.01.         Liens, Etc................................................................        58

         Section 6.02.         Debt......................................................................        59

         Section 6.03.         Mergers, Acquisitions, Etc................................................        60

         Section 6.04.         Sales, Etc. of Property...................................................        61

         Section 6.05.         Investments in Other Persons..............................................        62

         Section 6.06.         Distributions, Etc........................................................        63

         Section 6.07.         Change in Nature of Business..............................................        63

         Section 6.08.         ERISA Plans...............................................................        64

         Section 6.09.         Accounting Changes........................................................        64

         Section 6.10.         Creation of Material Subsidiaries.........................................        64

         Section 6.11.         Commodity Contracts.......................................................        64

         Section 6.12.         [Intentionally Omitted]...................................................        64

         Section 6.13.         Interest Charge Coverage Ratio............................................        64

         Section 6.14.         Leverage Ratio............................................................        64

         Section 6.15.         [Intentionally Omitted]...................................................        64

         Section 6.16.         Amendment of Partnership Agreements.......................................        64

         Section 6.17.         Note Agreement............................................................        65

         Section 6.18.         [Intentionally Omitted]...................................................        65

         Section 6.19.         Other Debt................................................................        65

         Section 6.20          Eunice Lease Documents....................................................        65

ARTICLE VII           REMEDIES...........................................................................        65

         Section 7.01.         Events of Default.........................................................        65

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                                TABLE OF CONTENTS
                                   (continued)

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
         Section 7.02.         Optional Acceleration of Maturity.........................................        67

         Section 7.03.         Automatic Acceleration of Maturity........................................        68

         Section 7.04.         Non-exclusivity of Remedies...............................................        68

         Section 7.05.         Right of Set-off..........................................................        68

         Section 7.06.         Application of Collateral.................................................        69

ARTICLE VIII          THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT..................................        69

         Section 8.01.         Appointment and Authority.................................................        69

         Section 8.02.         Rights as a Bank..........................................................        70

         Section 8.03.         Exculpatory Provisions....................................................        70

         Section 8.04.         Reliance by Agents........................................................        71

         Section 8.05.         Delegation of Duties......................................................        71

         Section 8.06.         Resignation of Administrative Agent.......................................        71

         Section 8.07.         Non-Reliance on Agents and Other Banks....................................        72

         Section 8.08.         No Other Duties, Etc......................................................        72

         Section 8.09.         Administrative Agent May File Proofs of Claim.............................        72

         Section 8.10.         Collateral and Guaranty Matters...........................................        73

         Section 8.11.         Swap Agreements...........................................................        74

ARTICLE IX            MISCELLANEOUS......................................................................        74

         Section 9.01.         Amendments, Etc...........................................................        74

         Section 9.02.         Notices; Effectiveness; Electronic Communication..........................        74

         Section 9.03.         No Waiver; Remedies.......................................................        75

         Section 9.04.         Expenses; Indemnity; Damage Waiver........................................        76

         Section 9.05.         Binding Effect............................................................        77

         Section 9.06.         Bank Assignments and Participations.......................................        78

         Section 9.07.         Treatment of Certain Information; Confidentiality.........................        79

         Section 9.08.         Execution in Counterparts.................................................        80

         Section 9.09.         Survival of Representations and Warranties................................        80

         Section 9.10.         Severability..............................................................        81

         Section 9.11.         Payments Set Aside........................................................        81


                                TABLE OF CONTENTS
                                   (continued)

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         Section 9.12.         Guaranties................................................................        81

         Section 9.13.         Usury Not Intended........................................................        81

         Section 9.14.         Waiver of Jury; Consent to Jurisdiction...................................        82

         Section 9.15.         Governing Law.............................................................        82

         Section 9.16.         Credit Documents..........................................................        82

         Section 9.17.         Existing Indebtedness.....................................................        82

         Section 9.18.         Release of Collateral.....................................................        83

         Section 9.19.         Amendment and Restatement.................................................        83

         Section 9.20.         USA PATRIOT Act Notice....................................................        84

EXHIBITS:

Exhibit A - Form of Note
Exhibit B - Form of Notice of Borrowing
Exhibit C - Form of Conversion or Continuation
Exhibit D - Form of Assignment and Assumption

SCHEDULES:

Schedule 1    - Commitments
Schedule 2    - Applicable Lending Offices
Schedule 1.01 - Guarantors
Schedule 2.13 - Existing Letters of Credit
Schedule 4.08 - Subsidiaries
Schedule 4.16 - Employee Benefit Plans
Schedule 5.10 - Transactions with Affiliates
Schedule 6.02 - Permitted Debt
Schedule 6.05 - Permitted Investments

                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

      This Fourth Amended and Restated Credit Agreement dated as of November 1, 2005 is among Crosstex Energy, L.P., a Delaware limited partnership (the "Borrower"), the Banks (as defined below), Bank of America, N.A. ("Bank of America"), as Administrative Agent and Collateral Agent for the Banks, Union Bank of California, N.A. and SunTrust Bank, as Co-Syndication Agents, and Bank of Montreal d/b/a Harris Nesbitt and Wachovia Bank, National Association as Co-Documentation Agents.

                                  INTRODUCTION

      A. The Borrower, Crosstex Energy Services, L.P. (the "Predecessor Borrower"), Bank of America, as administrative agent and lender, Union Bank of California N.A., as syndication agent and lender and Royal Bank of Canada, U.S. Bank National Association and BNP Paribas, as co-documentation agents and lenders, are parties to the Third Amended and Restated Credit Agreement dated as of March 31, 2005 (the "Existing Credit Agreement").

      B. The Borrower, the Administrative Agent and the Banks desire to amend and restate the Existing Credit Agreement. To evidence the credit facility requested hereunder, the Borrower, the Administrative Agent and the Banks have agreed that this Agreement is an amendment and restatement of the Existing Credit Agreement, not a new or substitute credit agreement or novation of the Existing Credit Agreement, and each reference to an "Advance" or a "Letter of Credit" shall include each Advance made and each Letter of Credit issued heretofore under the Existing Credit Agreement as well as each Advance made and each Letter of Credit issued hereafter under this Agreement.

      The Borrower, the Banks, the Administrative Agent, the Co-Syndication Agents and the Co-Documentation Agents agree as follows:

                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

      Section 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (unless otherwise indicated, such meanings to be equally applicable to both the singular and plural forms of the terms defined):

      "Acceptable Security Interest" in any Property means a Lien which (a) exists in favor of the Collateral Agent for its benefit and the ratable benefit of the Administrative Agent, the Banks and their Affiliates that are parties to any Hydrocarbon Hedge Agreement or Interest Rate Contract with the Borrower or any Subsidiary, and the Holders, (b) is superior to all other Liens, except Permitted Liens, (c) secures the Obligations and, if outstanding, the Note Obligations, and (d) is perfected and enforceable.

      "Accounts" means the unpaid portion of the obligations to the Borrower and its Subsidiaries of customers of the Borrower and its Subsidiaries to pay for goods sold and shipped or services rendered (net of commissions to agents).

      "Acquisition" means the direct or indirect purchase or acquisition, whether in one or more related transactions, by the Borrower or any of its Subsidiaries of any Person or group of Persons (or any equity interest in any Person or group of Persons) or any related group of assets, liabilities, or securities of any Person or group of Persons, other than acquisitions of Property in the ordinary course of business.

      "Acquisition Adjustment Period" means at any time after the Closing Leverage Period, any period of three consecutive fiscal quarters commencing on the first day of each fiscal quarter during which the Borrower or any of its Subsidiaries consummates any Acquisition in which the purchase price therefor exceeds $50,000,000 (whether such purchase price is paid in cash, by the assumption of Debt of the Person or assets so acquired, or otherwise) and ending on the last day of the third fiscal quarter following such date.

      "Additional Notes" shall mean any senior secured notes of one or more series (other than the Series A Notes, the Series B Notes and the Series C Notes) issued by the Borrower from time to time pursuant to the Note Agreement, together with any notes issued in substitution or exchange therefor pursuant to the Note Agreement.

      "Adjusted Reference Rate" means, for any day, the fluctuating rate per annum of interest equal to the greater of (a) the Reference Rate in effect on such day and (b) the Federal Funds Rate in effect on such day plus 1/2%.

      "Administrative Agent's Office" means the Administrative Agent's address and, as appropriate, account as set forth on Schedule 2, or such other address or account as the Administrative Agent may from time to time notify to the Borrower and the Banks.

      "Advance" means any advance by a Bank to the Borrower as part of a Borrowing and refers to a Reference Rate Advance or a Eurodollar Rate Advance.

      "Administrative Agent" means Bank of America, in its capacity as an agent pursuant to Article VIII and any successor agent pursuant to Section 8.06.

      "Administrative Agent's Office" means the Administrative Agent's address and, as appropriate, account as set forth on Schedule 2, or such other address or account as the Administrative Agent may from time to time notify to the Borrower and the Banks.

      "Administrative Questionnaire" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

      "Affiliate" means, as to any Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person or any Subsidiary of such Person. The term "control" (including the terms "controlled by" or "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

      "Agents" means the Administrative Agent and the Collateral Agent.

      "Agreement" means this Fourth Amended and Restated Credit Agreement dated as of November 1, 2005 among the Borrower, the Banks, the Administrative Agent, the Co-Syndication Agents and the Co-Documentation Agents, as it may be amended, modified, restated, renewed, extended, increased or supplemented from time-to-time.

      "Applicable Lending Office" means, with respect to each Bank, such Bank's Domestic Lending Office in the case of a Reference Rate Advance and such Bank's Eurodollar Lending Office in the case of a Eurodollar Rate Advance.

      "Applicable Margin" means, as of any date of determination, (i) during the Closing Leverage Period, (a) 2.00% with respect to Eurodollar Rate Advances, (b) 0.50% with respect to Reference Rate Advances, (c) 0.375% with respect to Commitment Fees and (d) 2.00% with respect to letter of credit fees and (ii) thereafter, the following percentages determined as a function of the Leverage Ratio for the Borrower and its Subsidiaries on a Consolidated basis:

                          Eurodollar Rate        Reference Rate                             Letter of Credit
    Leverage Ratio            Advances              Advances          Commitment Fees             Fees
-----------------------   -----------------      ---------------      ---------------       -----------------
> or = 3.25                        1.75%               0.25%                 0.375%                1.75%

> or = 2.75 and
< 3.25                             1.50%               0.00%                 0.300%                1.50%

> or = 2.25 and
< 2.75                             1.25%               0.00%                 0.250%                1.25%

< 2.25                             1.00%               0.00%                 0.200%                1.00%

The foregoing ratio shall be determined from the Financial Statements of the Borrower and its Subsidiaries most recently delivered pursuant to Section 5.01(c) or Section 5.01(d) and certified to by a Responsible Officer in accordance with such Sections. Any change in the Applicable Margin shall be effective upon the date of delivery of the financial statements pursuant to
Section 5.01(c) or Section 5.01(d), as the case may be, and receipt by the Administrative Agent of the compliance certificate required by such Sections. Notwithstanding the foregoing, if at any time during an Acquisition Adjustment Period, the Leverage Ratio is greater than 4.00 to 1.00, then the Applicable Margin with respect to Eurodollar Rate Advances shall be increased by 0.50% and the Applicable Margin with respect to the Commitment Fees shall be increased by 0.125%.

      "Approved Consultant's Report" means a report by Barnes & Click, Inc., Purvin & Gertz, Oil & Gas Advisors, Inc. or another consultant selected by the Borrower and reasonably acceptable to the Administrative Agent confirming that the assumptions used by the Borrower in the adjustments to EBITDA in connection with any Acquisition, acquisition of Property or percentage of completion of construction of Property are reasonable.

      "Approved Fund" means any Fund that is administered or managed by (a) a Bank, (b) an Affiliate of a Bank or (c) an entity or an Affiliate of an entity that administers or manages a Bank.

      "Asset Disposition" means any sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) of any property or any series of related dispositions of property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith in which the property disposed either (a) generates EBITDA greater than or equal to 5% of EBITDA for the four fiscal quarter period ending as of the most recent fiscal quarter for which the Borrower has delivered Financial Statements pursuant to Section 5.01(c) or (d) or (b) has an aggregate book value greater than 5% of the book value of the consolidated assets of the Borrower and its Subsidiaries as of the end of the most recent fiscal quarter for which the Borrower has delivered Financial Statements pursuant to Section 5.01(c) or (d); provided, that the term "Asset Disposition" shall not include any transaction permitted by Section 6.04(a),
(b), (c), (d), (e) or (f).

      "Assignment and Assumption" means an assignment and assumption entered into by a Bank and an Eligible Assignee, and accepted by the Administrative Agent and the Borrower (if applicable), in substantially the form of the attached Exhibit D or any other form approved by the Administrative Agent.

      "Available Cash" for any fiscal quarter has the meaning set forth in the Borrower Partnership Agreement.

      "Banks" means the lenders listed on Schedule 1 hereto and each Eligible Assignee that shall become a party to this Agreement pursuant to Section 9.06.

      "Bookrunner" means Banc of America Securities LLC.

      "Borrower" means Crosstex Energy, L.P., a Delaware limited partnership.

      "Borrower Partnership Agreement" means the Second Amended and Restated Agreement of Limited Partnership of Crosstex Energy, L.P. dated as of March 29, 2004 among the General Partner and Crosstex Energy, Inc., as the Organizational Limited Partner.

      "Borrower Security Agreement" means the Amended and Restated Security Agreement between the Borrower and the Collateral Agent in form and substance reasonably satisfactory to the Collateral Agent and the Banks, as it may be amended, modified or supplemented from time-to-time.

      "Borrowing" means a borrowing consisting of simultaneous Advances of the same Type made by each Bank pursuant to Section 2.01(a), continued by each Bank pursuant to Section 2.02(b), or Converted by each Bank to Advances of a different Type pursuant to Section 2.02(b).

      "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, the state where the Administrative Agent's Office is located and, if such day relates to any Eurodollar Rate Loan, means any such day on which dealings in Dollar deposits are conducted by and between banks in the London interbank eurodollar market.

      "Capital Leases" means, as applied to any Person, any lease of any Property by such Person as lessee which would, in accordance with GAAP, be required to be classified and accounted for as a capital lease on the balance sheet of such Person.

      "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, state and local analogs, and all rules and regulations and requirements thereunder in each case as now or hereafter in effect.

      "CERCLIS" means the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the U.S. Environmental Protection Agency.

      "CESL Partnership Agreement" means the Second Amended and Restated Agreement of Limited Partnership of Crosstex Energy Services, L.P., dated as of April 1, 2004 between Crosstex Operating GP, LLC, Crosstex Energy, L.P. and the other parties thereto, as the same may be amended, modified or supplemented from time-to-time as permitted by this Agreement.

      "CFS" means CFS Louisiana Midstream Company, a Delaware corporation.

      "Change of Control" means an event or series of events by which:

      (a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) other than the Qualifying Owners becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934) of 50% or more of the equity securities of the Ultimate General Partner entitled to vote for members of the board of directors or equivalent governing body of the Ultimate General Partner on a fully-diluted basis; or

      (b) during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Ultimate General Partner cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body (excluding, in the case of both clause (ii) and clause (iii), any individual whose initial nomination for, or assumption of office as, a member of that board or equivalent governing body occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors by any person or group other than a solicitation for the election of one or more directors by or on behalf of the board of directors).

      "Clean Down Period" has the meaning set forth in Section 5.14.

      "Closing Leverage Period" means the period from the Effective Date through the first day of the fiscal quarter for which the Borrower is required to deliver Financial Statements pursuant to Section 5.01(c) or Section 5.01(d) which reflect a Leverage Ratio for the Borrower and its Subsidiaries on a Consolidated basis less than or equal to 4.00 to 1.00.

      "Co-Documentation Agents" means Bank of Montreal d/b/a Harris Nesbitt and Wachovia Bank, National Association.

      "Co-Syndication Agents" means UBOC and SunTrust Bank.

      "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute.

      "Collateral" means all Collateral as defined in each of the Security Agreements and in each of the Mortgages.

      "Collateral Agent" means Bank of America, N.A., in its capacity as collateral agent pursuant to the Intercreditor Agreement, and any successor collateral agent appointed pursuant to the Intercreditor Agreement.

      "Commitment" means, for any Bank, the amount set opposite such Bank's name on Schedule 1 as its Commitment, or if such Bank has entered into any Assignment and Assumption, as set forth for such Bank as its Commitment in the Register maintained by the Administrative Agent pursuant to Section 9.06(c), as such amount may be reduced or terminated pursuant to Section 2.03 or Article VII.

      "Consolidated" refers to the consolidation of the accounts of the Borrower and its Subsidiaries in accordance with GAAP, including, when used in reference to the Borrower, principles of consolidation consistent with those applied in the preparation of the Financial Statements.

      "Convert," "Conversion," and "Converted" each refers to a conversion of Advances of one Type into Advances of another Type pursuant to Section 2.02(b).

      "Credit Documents" means, collectively, this Agreement, the Notes, the Security Documents, the Guaranties, the Letter of Credit Documents, any Interest Rate Contract between the Borrower or any Subsidiary and a Bank or an Affiliate thereof, any Hydrocarbon Hedge Agreement between the Borrower or any Subsidiary and a Bank or an Affiliate thereof, the Fee Letter and each other agreement, instrument or document executed at any time in connection with the foregoing documents, as each such Credit Document may be amended, modified or supplemented from time-to-time.

      "Dauphin" means El Paso Dauphin Island Company, L.L.C., a Delaware limited liability company.

      "Debt," for any Person, means, without duplication,

      (a) indebtedness of such Person for borrowed money;

      (b) obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

      (c) obligations of such Person to pay the deferred purchase price of Property or services (other than trade payables which are not more than 90 days past due, except for any such trade payables which are being contested in good faith and by appropriate proceedings);

      (d) all indebtedness created or arising under any conditional-sale or other title-retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property);

      (e) obligations of such Person as lessee under Capital Leases;

      (f) the net amount payable by such Person under any Hydrocarbon Hedge Agreement or Interest Rate Contract if such Hydrocarbon Hedge Agreement or Interest Rate Contract terminated at the date of determination due to a default by such Person;

      (g) reimbursement obligations of such Person in respect of letters of credit, acceptance facilities, drafts or similar instruments issued or accepted by banks and other financial institutions for the account of such Person;

      (h) obligations of such Person under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) of such Person to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, another's indebtedness or obligations of the kinds referred to in clauses
(a) through (g) above; and

      (i) another's indebtedness or obligations of the kinds referred to in clauses (a) through (h) secured by any Lien on or in respect of any Property of such Person; provided that the amount of such Debt, if such Person has not assumed the same or become liable therefore, shall in no event be deemed to be greater than the fair market value from time to time of the Property subject to such Lien.

      "Debtor Relief Laws" means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

      "Default" means (a) an Event of Default or (b) any event or condition which with notice or lapse of time or both would, unless cured or waived, become an Event of Default.

      "Distribution Loan" means an Advance which is made in whole or in part for the purpose of paying a Quarterly Distribution.

      "Dollars" and "$" means lawful money of the United States of America.

      "Domestic Lending Office" means, with respect to any Bank, the office of such Bank specified as its "Domestic Lending Office" on its Administrative Questionnaire or such other office of such Bank as such Bank may from time to time specify to the Borrower and the Administrative Agent.

      "EBITDA" means, for the Borrower and its Subsidiaries on a Consolidated basis for any period, (a) Net Income for such period plus (b) to the extent deducted in determining Net Income, Interest Expense, taxes, depreciation, amortization and other noncash items for such period minus (c) to the extent included in determining Net Income, all noncash items increasing Net Income for such period. Notwithstanding the foregoing, the purchase price of commodity derivative instruments, net of all proceeds from the sale of such instruments, may be amortized over the remaining term of such instruments. For purposes of calculating the Leverage Ratio only, EBITDA shall be calculated, on a pro forma basis, after giving effect to, without duplication, (a) any Acquisition or (b) any Property under construction (based on the percentage of completion of construction of any such Property), in each case, occurring during the period commencing on the first day of such period to and including the date of such transaction or percentage of completion of Property under construction to be included in EBITDA, as the case may be (the "Reference Period") and whether or not such acquired Property or Property under construction was operated during such Reference Period, as if such Acquisition or percentage of completion of Property under construction occurred on the first day of the Reference Period. In making the calculation contemplated by the preceding sentence, EBITDA generated or to be generated by such acquired Person, by such acquired Property or by such Property under construction (based on the percentage of completion of construction of such Property) shall be determined in good faith by the Borrower based on reasonable assumptions and may take into account pro forma expenses that would have been incurred by the Borrower and its Subsidiaries in the operation of such acquired Person, acquired Property or Property under construction (based on the percentage of completion of construction of such Property), during such period computed on the basis of personnel expenses for employees retained or to be retained by the Borrower and its Subsidiaries in the operation of such acquired Person, acquired Property or Property under construction (based on the percentage of completion of construction of such Property) and non-personnel costs and expenses incurred by the Borrower and its Subsidiaries in the operation of the Borrower's and its Subsidiaries' business at similarly situated facilities of the Borrower or any of its Subsidiaries; provided however, that such pro forma calculations shall be reasonably acceptable to the Administrative Agent if the Borrower does not provide the Administrative Agent with an Approved Consultant's Report supporting such pro forma calculations (and any such pro forma calculations described in this sentence being hereinafter referred to as "Pro Forma EBITDA"); provided further, that the Borrower shall not be required to deliver an Approved Consultant's Report in connection with the El Paso Acquisition. Notwithstanding the foregoing, such pro forma adjustments to EBITDA with respect to any Property under construction shall be reduced if such construction is not completed by or if the estimated date by which such construction to be completed is beyond, a date that is more than 90 days beyond the Scheduled Completion Date for such construction, such reduction to be reflected in the next set of financial statements to be delivered to the Administrative Agent and the Banks on or after the date such construction is not so completed or it is determined that such construction will not be so completed and to be in an amount equal to the product of (i) the applicable percentage reduction rate relating to the number of days of delay as set forth below and (ii) the amount of the Pro Forma EBITDA attributable to such Property:

  Delay or estimated delay,
   whichever is greater                                              Applicable Percentage Reduction Rate
> 90 days and < or = 180 days                                                   25%

> 180 days and < or = 270 days                                                  50%

> 270 days                                                                     100%

Notwithstanding any provision of this Agreement which may otherwise be to the contrary, if any lease pursuant to the Eunice Lease Documents is treated under GAAP as a Capital Lease, then, for all computations of EBITDA hereunder, such lease shall be treated as an operating lease and Net Income, Interest Expense, taxes, depreciation, amortization and other noncash items, for all purposes of determining EBITDA under this Agreement for any period, shall be adjusted as though such lease was accounted for as an operating lease.

      "Effective Date" means the date on which the conditions set forth in
Section 3.01 are satisfied.

      "El Paso Acquired Companies" means each of CFS, Dauphin, and Sabine.

      "El Paso Acquisition" means the acquisition of the Equity Interests of each of the El Paso Acquired Companies pursuant to the El Paso Purchase and Sale Agreement for a cash purchase price not exceeding $500,000,000, subject to adjustments to Working Capital (as defined in the El Paso Purchase and Sale Agreement).

      "El Paso Acquisition Documents" means the El Paso Purchase and Sale Agreement and all other agreements, instruments or documents executed in connection therewith or otherwise related to the El Paso Acquisition.

      "El Paso Purchase and Sale Agreement" means the Purchase and Sale Agreement dated as of August 8, 2005 between the Borrower and El Paso Corporation, a Delaware corporation.

      "Eligible Assignee" means (a) a Bank; (b) an Affiliate of a Bank; (c) an Approved Fund; and (d) any other Person (other than a natural person) approved by (i) the Administrative Agent and the Issuing Bank, and (ii) unless an Event of Default has occurred and is continuing, the Borrower (each such approval not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, "Eligible Assignee" shall not include the Borrower or any of the Borrower's Affiliates or Subsidiaries.

      "Environmental Law" means any Governmental Rule relating to pollution or protection of the environment or any natural resource, to any Hazardous Material or to health or safety, including any Governmental Rule relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of any Hazardous Material.

      "Environmental Permit" means any Governmental Action required under any Environmental Law.

      "Environmental Proceeding" means any action, suit, written demand, demand letter, claim, notice of noncompliance or violation, notice of liability or potential liability, investigation, proceeding, consent order or consent agreement relating in any way to any Environmental Law, any Environmental Permit or any Hazardous Material or arising from alleged injury or threat to health, safety or the environment, including (a) by any Governmental Person for enforcement, cleanup, removal, response, remedial or other action or damages and
(b) by any Person for damages, contribution, indemnification, cost recovery, compensation or injunctive relief.

      "Equity Interests" means (a) with respect to a corporation, any and all shares of capital stock, (b) with respect to a partnership, limited liability company, trust or similar Person, any and all units, interests or other partnership, limited liability company, trust or similar interests, and (c) any other direct equity ownership or participation in a Person.

      "Equity Issuance" means any issuance of Equity Interests (including any preferred equity securities) by the Borrower or any of its Subsidiaries other than Equity Interests issued (i) to the Borrower or any of its Subsidiaries;
(ii) pursuant to employee or director and officer benefit or dividend reinvestment plans or stock option or purchaser plans in the ordinary course of business; (iii) as consideration in connection with any investment by the Borrower or any of its Subsidiaries in any other Person pursuant to which such Person shall become a Subsidiary or shall be merged into or consolidated with the Borrower or any of its Subsidiaries; and (iv) as consideration in connection with an Acquisition or Investment by the Borrower or any of its Subsidiaries, provided that at the time of issuance no Default or Event of Default has occurred and is continuing both before and after giving effect to such Equity Issuance.

      "Equity Issuance Proceeds" means, with respect to any Equity Issuance, all cash and cash equivalents received by the Borrower or any of its Subsidiaries from such Equity Issuance after payment of, or provision for, all brokerage commissions and other reasonable out-of-pocket fees and expenses actually incurred.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time-to-time, and the regulations promulgated thereunder and rulings issued thereunder.

      "ERISA Affiliate" means any Person that for purposes of Title IV of ERISA is a member of the Borrower's controlled group, or is under common control with the Borrower, within the meaning of Section 414 of the Code and the regulations promulgated and rulings issued thereunder.

      "ERISA Event" means (a) a Reportable Event with respect to a Plan; (b) a withdrawal by the Borrower or any ERISA Affiliate from a Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under

Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Plan or Multiemployer Plan; (e) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate.

      "Eunice Guaranty" has the meaning assigned to such term in the El Paso Purchase and Sale Agreement.

      "Eunice Lease Documents" has the meaning assigned to such term in the El Paso Purchase and Sale Agreement and includes any Eunice Lease Document Amendment (as defined in Section 3.01(p)) or permitted by Section 6.20.

      "Eurocurrency Liabilities" has the meaning assigned to that term in Regulation D of the Federal Reserve Board (or any successor), as in effect from time-to-time.

      "Eurodollar Lending Office" means, with respect to any Bank, the office of such Bank specified as its "Eurodollar Lending Office" in its Administrative Questionnaire (or, if no such office is specified, its Domestic Lending Office) or such other office of such Bank as such Bank may from time to time specify to the Borrower and the Administrative Agent.

      "Eurodollar Rate" means for any Interest Period with respect to a Eurodollar Rate Advance:

      (a) the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate that appears on the page of the Telerate screen (or any successor thereto) that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

      (b) if the rate referenced in the preceding clause (a) does not appear on such page or service or such page or service shall not be available, the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

      (c) if the rates referenced in the preceding clauses (a) and (b) are not available, the rate per annum determined by the Administrative Agent as the rate of interest at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Rate Advance being made, continued or converted by Bank of America and with a term equivalent to such Interest Period would be offered by Bank of America's London Branch to major banks in the London interbank Eurodollar market at their request at approximately 4:00 p.m. (London time) two Business Days prior to the first day of such Interest Period.

      "Eurodollar Rate Advance" means an Advance which bears interest as provided in Section 2.07(b).

      "Eurodollar Rate Reserve Percentage" of any Bank for the Interest Period for any Eurodollar Rate Advance means the reserve percentage applicable during such Interest Period (or if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such Interest Period during which any such percentage shall be so applicable) under regulations issued from time-to-time by the Federal Reserve Board for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for such Bank with respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to such Interest Period.

      "Event of Default" has the meaning specified in Section 7.01.

      "Existing Letters of Credit" means, collectively, the letters of credit issued under the Existing Credit Agreement and outstanding on the Effective Date, including, without limitation, those listed on Schedule 2.13.

      "Expiration Date" means, with respect to any Letter of Credit, the date on which such Letter of Credit will expire or terminate in accordance with its terms.

      "Federal Funds Rate" means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent.

      "Federal Reserve Board" means the Board of Governors of the Federal Reserve System or any of its successors.

      "Fee Letter" has the meaning specified in Section 2.06(b).

      "Finance Entity" means any Subsidiary of the Borrower that is not also a Subsidiary of Crosstex Energy Services, L.P. and that is formed for the purpose of issuing Debt specifically permitted by Section 6.02(k).

      "Financial Letter of Credit" means a Letter of Credit qualifying as a "financial guarantee-type letter of credit" under 12 CFR Part 3, Appendix A,
Section 3(b)(1)(i) or any successor U.S. Comptroller of the Currency regulation and issued by an Issuing Bank under the terms of this Agreement.

      "Financial Statements" means the financial statements referred to in
Section 5.01.

     "Fund" means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

     "Funded Debt" of any Person means Debt of such Person as described in clauses (a), (b), (d) and (e) (other than any such Debt which may be attributable to the Eunice Lease Documents) of the definition of "Debt" in this
Section 1.01.

     "GAAP" means United States generally accepted accounting principles as in effect from time to time, applied on a basis consistent with the requirements of
Section 1.03.

     "General Partner" means Crosstex Energy GP, L.P., a Delaware limited partnership.

     "Governmental Action" means any authorization, approval, consent, waiver, exception, license, filing, registration, permit, notarization or other requirement of any Governmental Person.

     "Governmental Person" means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central
Bank).

     "Governmental Rule" means any treaty, law, rule, regulation, ordinance, order, code, interpretation, judgment, writ, injunction, decree, determination, award, directive, guideline, request, policy or similar form of decision of any Governmental Person, referee or arbitrator.

     "Guarantor" means as of the Effective Date, each of the Persons listed on
Schedule 1.01, and thereafter, each of the future direct and indirect Material Subsidiaries of the Borrower (other than any Material Subsidiary of the Borrower that is not organized in a jurisdiction in the United States of America if the Guaranty by such Material Subsidiary could reasonably be expected to have material adverse tax consequences on the Borrower or any Subsidiary), and "Guarantors" means all such Guarantors collectively.

     "Guarantor Security Agreement" means the Third Amended and Restated Subsidiary Security Agreement between each of the Guarantors and the Collateral Agent, in form and substance reasonably satisfactory to the Collateral Agent and the Banks, as each may be amended, modified or supplemented from time-to-time in accordance with its terms.

     "Guaranty" means each of the Guaranties executed by each Guarantor, in form and substance reasonably satisfactory to the Administrative Agent and the Banks, as each may be amended from time to time in accordance with its terms, and "Guaranties" shall mean all such Guaranties collectively.

     "Hazardous Material" means any substance or material described as a toxic or hazardous substance, waste or material or as a pollutant, contaminant or infectious waste, or words of similar import, in any Environmental Law, including asbestos, petroleum (including crude oil and any fraction thereof, natural gas, natural-gas liquid, liquefied natural gas and synthetic gas usable for fuel, and any mixture of any of the foregoing), polychlorinated biphenyls, urea formaldehyde, radon gas, radioactive matter, and chemicals that may cause cancer or reproductive toxicity.

     "Holder" means a holder of any Private Note and "Holders" means all the holders of the Private Notes from time to time.

     "Hydrocarbon Hedge Agreement" means a swap, collar, floor, cap, option or other derivative contract which is intended to reduce or eliminate the risk of fluctuations in the price of Hydrocarbons.

     "Hydrocarbons" means oil, gas, coal seam gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate, and all other liquid and gaseous hydrocarbons produced or to be produced in conjunction therewith from a well bore and all products, by-products, and other substances derived therefrom or the processing thereof, and all other minerals and substances produced in conjunction with such substances, including, but not limited to, sulfur, geothermal steam, water, carbon dioxide, helium, and any and all minerals, ores, or substances of value and the products and proceeds therefrom.

     "Intercreditor Agreement" means the Second Amended and Restated Intercreditor and Collateral Agency Agreement dated as of November 1, 2005 among the Collateral Agent, the Administrative Agent, the Banks, the Noteholders (as defined therein) party to the Note Agreement, and the Bank Affiliated Counterparties (as defined therein) party thereto.

     "Interest Charge Coverage Ratio" means, for the Borrower and its Subsidiaries on a Consolidated basis, as of the end of any fiscal quarter, the ratio of (a) EBITDA for the four-fiscal quarter period then ended to (b) Interest Expense for the four-fiscal quarter period then ended.

     "Interest Expense" means, for the Borrower and its Subsidiaries determined on a Consolidated basis, for any period, the total interest, letter of credit fees, and other fees incurred in connection with any Debt for such period, whether paid or accrued, including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing, all as determined in conformity with GAAP and on a pro forma basis at any time that EBITDA is being determined on such a basis.

     "Interest Period" means for each Eurodollar Rate Advance comprising part of the same Borrowing, the period commencing on the date of such Advance or the date of the Conversion of any Reference Rate Advance into such an Advance and ending on the last day of the period selected by the Borrower pursuant to the provisions below or by Section 2.02 and thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to the provisions below or by Section 2.02. The duration of each such Interest Period shall be one, two, three, or six months, in each case as the Borrower may select in the applicable Notice of Conversion or Continuation; provided, however, that:

     (a) the Borrower may not select any Interest Period for any Advance which ends after any principal repayment date unless, after giving effect to such selection, the aggregate unpaid principal amount of Advances that are Reference Rate Advances and Advances having Interest Periods which end on or before such principal repayment date shall be at least equal to the amount of Advances due and payable on or before such date;

     (b) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day; provided that if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day; and

     (c) any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month in which it would have ended if there were a numerically corresponding day in such calendar month.

     "Interest Rate Contract" means an interest rate protection agreement, interest rate future, interest rate option, interest rate swap, interest rate cap, collar or other interest rate hedge arrangement, to or under which the Borrower or any Subsidiary is or becomes a party.

     "ISP" means, with respect to any Letter of Credit, the "International Standby Practices 1998" published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance).

     "Issuing Bank" means, as the context may require, (a) Bank of America, with respect to Letters of Credit issued by it, (b) UBOC, with respect to Letters of Credit issued by it, (c) with respect to each Existing Letter of Credit, UBOC, or (d) collectively, all the foregoing. Any Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term "Issuing Bank" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate. Notwithstanding anything to the contrary in this Agreement, the maximum face amount of Letters of Credit issued by UBOC or any Affiliate of UBOC shall at no time exceed $270,000,000 in the aggregate.

     "L/C Advance" means, with respect to each Bank, such Bank's funding of its participation in any L/C Borrowing in accordance with its Pro Rata Share.

     "L/C Borrowing" means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Borrowing.

     "Lead Arranger" means Banc of America Securities LLC.

     "Letter of Credit" means, individually, any letter of credit issued by the Issuing Bank which is subject to this Agreement and shall include the Existing Letters of Credit and "Letters of Credit" means all such letters of credit collectively.

     "Letter of Credit Application" means the Issuing Bank's standard form letter of credit application for either a Performance Letter of Credit or Financial Letter of Credit, as the case may be, which has been executed by the Borrower and accepted by the Issuing Bank in connection with the issuance or amendment of a Letter of Credit.

     "Letter of Credit Documents" means all Letters of Credit, Letter of Credit Applications, and agreements, documents, and instruments entered into in connection with or relating thereto.

     "Letter of Credit Exposure" means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit plus (b) the aggregate of all Unreimbursed Amounts, including all L/C Borrowings at such time. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be "outstanding" in the amount so remaining available to be drawn. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.07.

     "Letter of Credit Obligations" means, as at any date of determination, the aggregate undrawn amount of all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be "outstanding" in the amount so remaining available to be drawn. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.07.

     "Leverage Ratio" means, for the Borrower and its Subsidiaries on a Consolidated basis, as of the end of any fiscal quarter, the ratio of (a) Funded Debt for the Borrower and its Subsidiaries on a Consolidated basis as of the end of such fiscal quarter to (b) EBITDA for the four fiscal quarters then ended.

     "Lien" means, with respect to any Property, (a) any lien, charge, option, claim, deed of trust, mortgage, security interest, pledge or other encumbrance, or any other type of preferential arrangement of any kind, in respect of such Property, including any easement, right of way or other encumbrance on title to real property, or (b) the interest of a vendor or lessor under any conditional-sale agreement, capital lease or other title-retention agreement relating to such Property.

     "Limited Partners" means Crosstex Holdings, L.P., a Delaware limited partnership, and each of the other limited partners of the Borrower.

     "Louisiana Guarantors" means each of Crosstex LIG, LLC and Crosstex Tuscaloosa, LLC.

     "Majority Banks" means, at any time, Banks having at least 50.1% of the aggregate amount of the Commitments at such time or, if the Commitments have been terminated, then Banks holding at least 50.1% of the then aggregate unpaid principal amount of the Advances held by the Banks and the Letter of Credit Exposure of the Banks at such time.

     "Material Adverse Effect" shall mean a material adverse effect on (a) the business, assets, properties, liabilities (actual and contingent), operations or condition (financial or otherwise) of the Borrower and its Subsidiaries, taken as a whole, (b) the ability of the Borrower or any Guarantor to perform its obligations under this Agreement or any of the Credit Documents or (c) the rights and remedies of the Administrative Agent or the Banks under this Agreement or any of the Credit Documents.

     "Material Subsidiary" shall mean a Subsidiary of the Borrower having: either (a) 5% or more of EBITDA for the four fiscal quarter period ending as of the most recent fiscal quarter for which the Borrower has delivered Financial Statements pursuant to Section 5.01(c) or (d); or (b) 5% of the book value consolidated assets of the Borrower and its Subsidiaries as of the end of the most recent fiscal quarter for which the Borrower has delivered Financial Statements pursuant to Section 5.01(c) or (d).

     "Maximum Rate" means the maximum nonusurious interest rate under applicable law.

     "Moody's" means Moody's Investors Service, Inc.

     "Mortgaged Property" means the aggregate of all of the "Mortgaged Property" and "Trust Property" as defined in all of the Mortgages.

     "Mortgages" means, collectively, each of the Deed of Trust, Security Agreement, Financing Statement and Assignments executed by the Borrower or any Subsidiary in favor of the Collateral Agent for its benefit and the ratable benefit of the Creditors (as defined in the Intercreditor Agreement) in form and substance reasonably satisfactory to the Collateral Agent and the Banks, as the same may be amended, modified or supplemented from time-to-time.

     "Multiemployer Plan" means a "multiemployer plan," as defined in Section 4001(a)(3) of ERISA and subject to Title IV thereof, to which the Borrower or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions, such plan being maintained pursuant to one or more collective-bargaining agreements.

     "Multiple Employer Plan" means a "single employer plan," as defined in
Section 4001(a)(15) of ERISA and subject to Title IV thereof, that (a) is maintained by the Borrower or an ERISA Affiliate and at least one Person other than the Borrower and its ERISA Affiliates or (b) was so maintained previously, but is not currently maintained by the Borrower or its ERISA Affiliates, and in respect of which the Borrower or an ERISA Affiliate would still have liability under Section 4063, 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

     "Net Cash Proceeds" means (a) in connection with any Asset Disposition or Recovery Event, the proceeds thereof in the form of cash and cash equivalents (including any such proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received) of such Asset Disposition or Recovery Event, net of attorneys' fees, accountants' fees, investment banking fees and insurance consultant fees, amounts required to be applied to the repayment of Debt secured by a Lien permitted hereunder on any asset which is the subject of such Asset Disposition or Recovery Event (other than any Lien pursuant to a Security Document) and other customary fees and expenses actually incurred in connection therewith and net of taxes paid or reasonably estimated to be payable as a result thereof within two years of the date of the relevant Asset Disposition or Recovery Event as a result of any gain recognized in connection therewith (after taking into account any applicable tax credits or deductions and any tax sharing arrangements) and (b) in connection with any issuance or sale of debt securities or instruments or the incurrence of loans, the cash proceeds or cash equivalents received from such issuance or incurrence, net of attorneys' fees, investment banking fees, brokerage, finder's or similar fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith

     "Net Income" means, for any period for which such amount is being determined, the Consolidated net income of the Borrower and its Subsidiaries, as determined in accordance with GAAP consistently applied, excluding, however, any net gain or loss from extraordinary items, including but not limited to any net gain or loss during such period arising from the sale, exchange, or other disposition of capital assets other than in the ordinary course of business.

     "Note" means a promissory note of the Borrower payable to the order of any Bank in substantially the form of the attached Exhibit A, evidencing indebtedness of the Borrower to such Bank resulting from any Advance by such Bank.

     "Note Agreement" means the Amended and Restated Master Shelf Agreement dated as of March 31, 2005 among the Borrower, the Predecessor Borrower, Prudential Investment Management, Inc. and each of the existing noteholders party thereto, as the same may be amended, modified or supplemented from time-to-time as permitted by this Agreement.

     "Note Obligations" means "Obligations" as defined in the Note Agreement.

     "Notice of Borrowing" means a notice of borrowing in the form of the attached Exhibit B signed by a Responsible Officer.

     "Notice of Conversion or Continuation" means a notice of conversion or continuation in the form of the attached Exhibit C signed by a Responsible Officer.

     "Obligations" means the principal, interest, fees, Letter of Credit commissions, charges, expenses, attorneys' fees and disbursements, indemnities and any other amounts payable by the Borrower and the Guarantors to the Administrative Agent, the Collateral Agent and the Banks under the Credit Documents, including without limitation, the Letter of Credit Obligations.

     "Omnibus Agreement" means the Omnibus Agreement among the Borrower, the General Partner, the Ultimate General Partner, Crosstex Energy, Inc. and Crosstex Energy Services, L.P.

     "Participant" has the meaning specified in Section 9.06(e).

     "Partners" means the General Partner and the Limited Partners.

     "PBGC" means the Pension Benefit Guaranty Corporation.

     "Performance Letter of Credit" means a Letter of Credit qualifying as a "performance-based standby letter of credit" under 12 CFR Part 3, Appendix A,
Section 3(b)(2)(i) or any successor U.S. Comptroller of the Currency regulation and issued by an Issuing Bank under the terms of this Agreement.

     "Permitted Investments" means investments having a maturity of not greater than 3 months from the date of acquisition thereof in (a) obligations issued or unconditionally guaranteed by the United States of America or issued by any agency thereof and backed by the full faith and credit of the United States of America, (b) demand deposits and certificates of deposit (located in the United States of America) of any Bank or any other commercial bank organized under the laws of the United States of America or any state thereof and having combined capital and surplus of at least $500,000,000, (c) commercial paper with a rating of at least "Prime-l" by Moody's Investors Service, Inc. or "A-l" by Standard & Poor's Ratings Group or (d) other investments agreed to from time to time between the Borrower and the Administrative Agent.

     "Permitted Liens" means such of the following as to which no enforcement, collection, execution, levy or foreclosure proceeding has been commenced that has not been stayed or bonded pending appeal: (a) Liens for taxes, assessments and governmental charges or levies, to the extent the same are not yet due or are being contested in good faith by proper proceedings and appropriate reserves are being maintained for the same; (b) Liens imposed by law, such as materialmen's, mechanics', carriers', workmen's, repairmen's and bankers' Liens and other similar Liens arising in the ordinary course of business securing obligations that are not overdue for a period of more than 60 days or that are being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained; (c) pledges or deposits to secure obligations under workers' compensation laws or similar legislation or to secure public or statutory obligations; (d) easements, rights of way, landlord's liens and other encumbrances on title to real property that do not materially and adversely affect the value of such property or the use of such property by the Borrower or any Subsidiary for its current purposes; (e) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of like nature incurred in the ordinary course of business; and (f) Liens arising by reason of any judgment or order of any Governmental Person, referee or arbitrator if appropriate legal proceedings for the review of such judgment or order are being diligently prosecuted and execution or enforcement thereof is stayed pending appeal.

     "Person" means an individual, partnership, corporation (including a business trust), limited liability partnership, limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof or any trustee, receiver, custodian or similar official.

     "Plan" means a Single Employer Plan or a Multiple Employer Plan.

     "Private Notes" shall mean the Series A Notes, Series B Notes, Series C Notes and any Additional Notes.

     "Property" of any Person means any property or assets (whether real, personal, or mixed, tangible or intangible) of such Person.

     "Pro Rata Share" means, with respect to any Bank, either (a) the ratio (expressed as a percentage) of such Bank's Commitment at such time to the aggregate Commitments at such time or (b) if the Commitments have been terminated, the ratio (expressed as a percentage) of such Bank's aggregate outstanding Advances and Letter of Credit Exposure at such time to the aggregate outstanding Advances and Letter of Credit Exposure of all the Banks at such time.

     "Qualifying Owners" means (a) the significant owners of the ultimate parent company of the General Partner, Crosstex Energy, Inc., on the date hereof, consisting of Yorktown Energy Partners IV, L.P., Yorktown Energy Partners V, L.P., Lubar Nominees and Barry E. Davis or any Affiliate of the foregoing, (b) Crosstex Energy, Inc. and its Affiliates and (c) any transferee of any of the foregoing to the extent such transferee is approved by a majority of the ownership interests of the then-existing Qualifying Owners (other than the transferor) or any Affiliate of the foregoing.

     "Quarterly Distributions" means cash distributions by the Borrower to the Partners during any fiscal quarter in amounts that do not exceed the Available Cash for the immediately preceding fiscal quarter.

     "Recovery Event" means any settlement of or payment in respect of any property or casualty insurance claim (excluding any claim in respect of business interruption) or any condemnation proceeding relating to any asset of the Borrower or any of its Subsidiaries, in which the subject property either (a) generates EBITDA greater than or equal to 5% of EBITDA for the four fiscal quarter period ending as of the most recent fiscal quarter for which the Borrower has delivered Financial Statements pursuant to Section 5.01(c) or (d) or (b) has an aggregate book value greater than 5% of the book value of the consolidated assets of the Borrower and its Subsidiaries as of the end of the most recent fiscal quarter for which the Borrower has delivered Financial Statements pursuant to Section 5.01(c) or (d).

     "Reference Rate" means for any day a fluctuating rate per annum equal to the higher of (a) the Federal Funds Rate plus 1/2 of 1% and (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its "prime rate." The "prime rate" is a rate set by Bank of America based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

     "Reference Rate Advances" means an Advance which bears interest as provided in Section 2.07(a).

     "Register" has the meaning set forth in paragraph (c) of Section 9.06.

     "Regulations T, U and X" means Regulations T, U and X of the Federal Reserve Board, as the same are from time-to-time in effect, and all official rulings and interpretations thereunder or thereof.

     "Reinvestment Deferred Amount" with respect to any Reinvestment Event, the aggregate Net Cash Proceeds received by the Borrower or any of its Subsidiaries in connection therewith that are not required to be applied to prepay the Advances pursuant to Section 2.04 as a result of the delivery of a Reinvestment Notice.

     "Reinvestment Event" means any Asset Disposition or Recovery Event in respect of which a Reinvestment Notice has been delivered.

     "Reinvestment Notice" means a written notice executed by a Responsible Officer stating that no Event of Default has occurred and is continuing and that the Borrower (directly or indirectly through a Subsidiary) intends and expects to use all or a specified portion of the Net Cash Proceeds of a Asset Disposition or Recovery Event to acquire assets useful in its business and/or to repair Property, as applicable.

     "Reinvestment Prepayment Amount" means with respect to any Reinvestment Event, the Reinvestment Deferred Amount relating thereto less any amount expended prior to the relevant Reinvestment Prepayment Date, and in any event expended prior to the date on which the Borrower would otherwise be required to apply such Reinvestment Deferred Amount to repay any other Debt of the Borrower or any of its Subsidiaries, to acquire assets useful in the business of any such Person and/or to repair Property, as applicable.

     "Reinvestment Prepayment Date" means with respect to any Reinvestment Event, the earlier of (a) the date occurring 270 days after such Reinvestment Event or, provided that the Borrower (directly or indirectly through a Subsidiary) has entered into a binding contract to acquire assets useful in its business and/or to repair Property, as applicable, such later date as is reasonably determined by the Borrower and notified to the Administrative Agent to be the earliest date on which the Borrower (directly or indirectly through a Subsidiary), shall have, using diligent efforts, (i) completed acquiring assets useful in its business and/or (ii) repaired Property, as applicable, (b) the date on which the Borrower (directly or indirectly through a Subsidiary) shall have determined not to, or shall have otherwise ceased to, acquire assets useful in its business and/or to repair Property, as applicable, with all or any portion of the relevant Reinvestment Deferred Amount, and (c) the occurrence and continuance of any Default or Event of Default.

     "Related Parties" means, with respect to any Person, such Person's Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and of such Person's Affiliates.

     "Reportable Event" means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived.

     "Responsible Officer" means the Chief Executive Officer, President, Chief Financial Officer, any Executive Vice President, any Senior Vice President, the Vice President of Finance, Treasurer or Assistant Treasurer of the Ultimate General Partner.

     "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

     "Sabine" means Sabine Pass Plant Facility Joint Venture, a Texas general partnership.

     "Scheduled Completion Date" means, with respect to the construction of any Property, the date indicated as the Company's good faith estimate of the scheduled date of the completion of such construction in the first certificate sent by the Borrower pursuant to Sections 5.01(c) or 5.01(d) which includes the first calculation of Pro Forma EBITDA for such specific project.

     "Security Agreements" means, collectively, the Borrower Security Agreement and the Guarantor Security Agreement.

     "Security Documents" means, collectively, (a) the Security Agreements, (b) the Mortgages, (c) each other agreement, instrument or document executed at any time in connection with the Security Agreements or the Mortgages, and (d) each other agreement, instrument or document executed at any time in connection with securing the Obligations.

     "Series A Notes" shall mean $30,000,000 aggregate principal amount of the Borrower's 6.95% Senior Secured Notes, Series A, due June 1, 2010, together with any notes of such series issued in substitution or exchange therefor pursuant to the Note Agreement.

     "Series B Notes" shall mean $10,000,000 aggregate principal amount of the Borrower's 6.88% Senior Secured Notes, Series B, due July 1, 2010, together with any notes of such series issued in substitution or exchange therefor pursuant to the Note Agreement.

     "Series C Notes" shall mean $75,000,000 aggregate principal amount of the Borrower's 6.96% Senior Secured Notes, Series C, due June 18, 2014, together with any notes of such series issued in substitution or exchange therefor pursuant to the Note Agreement.

     "Single Employer Plan" means a single employer plan, as defined in Section 4001(a)(15) of ERISA and subject to Title IV thereof, that (a) is maintained by the Borrower or an ERISA Affiliate and no Person other than the Borrower and its ERISA Affiliates or (b) was so maintained previously, but is not currently maintained by the Borrower or its ERISA Affiliates, and in respect of which the Borrower or an ERISA Affiliate would still have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

     "Solvent" means with respect to any Person, as of any date of determination, (a) the amount of the "present fair saleable value" of the assets of such Person will, as of such date, exceed the amount of all "liabilities of such Person, contingent or otherwise", as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the probable liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (d) such Person will be able to pay its debts as they mature. For purposes of this definition, (i) "debt" means liability on a "claim", and (ii) "claim" means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

     "Subsidiary" of a Person means any corporation or other entity of which more than 50% of the outstanding capital stock or other equity ownership interests having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at such time capital stock of any other class or classes or other equity ownership interests of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, by such Person and one or more Subsidiaries of such Person or by one or more Subsidiaries of such Person. Unless otherwise specified, "Subsidiary" means a Subsidiary of the Borrower.

     "Termination Date" means the earlier of (a) November 1, 2010, (b) the acceleration of the maturity of the Advances and the termination of the Banks' obligations to provide Advances pursuant to Article VII and (c) the termination of all of the Commitments pursuant to Section 2.03.

     "Type" has the meaning set forth in Section 1.04.

     "UBOC" means Union Bank of California, N.A.

     "Unreimbursed Amount" has the meaning specified in Section 2.13(c)(i).

     "Ultimate General Partner" means Crosstex Energy GP, LLC, a Delaware limited liability company, and its successors and permitted assigns as general partner of the General Partner or as the business entity with the ultimate authority to manage the business and operations of the Borrower.

     Section 1.02. Computation of Time Periods. In the Credit Documents in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding".

     Section 1.03. Accounting Terms; Changes in GAAP.

            (a) All accounting terms not specifically defined in this Agreement shall be construed in accordance with GAAP applied on a consistent basis with those applied in the preparation of the Financial Statements.

            (b) Unless otherwise indicated, all financial statements of the Borrower and its Subsidiaries, all calculations for compliance with covenants in this Agreement and all calculations of any amounts to be calculated under the definitions in Section 1.01 shall be based upon the consolidated accounts of the Borrower and its Subsidiaries in accordance with GAAP and consistent with the principles applied in preparing the Financial Statements. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Credit Document, and either the Borrower or Majority Banks shall so request, Majority Banks and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP, provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

     Section 1.04. Types of Advances and Borrowings. Advances are distinguished by "Type." The "Type" of an Advance refers to the determination whether such Advance is a Eurodollar Rate Advance or Reference Rate Advance.

     Section 1.05. Miscellaneous. Article, Section, Schedule and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Agreement, unless otherwise specified.

     Section 1.06. Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

     Section 1.07. Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Letter of Credit Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.

                                   ARTICLE II.
                                CREDIT FACILITIES

     Section 2.01. Making the Advances.

            (a) Advances. Each Bank severally agrees, on the terms and conditions set forth in this Agreement, to make Advances to the Borrower from time to time on any Business Day during the period from the Effective Date until the Termination Date in an aggregate outstanding amount up to but not to exceed at any time outstanding its Commitment, as such amount may be reduced pursuant to Section 2.03, 7.02, and 7.03; provided, however that the aggregate outstanding principal amount of all Advances plus the Letter of Credit Exposure shall not at any time exceed the aggregate Commitments. As of the Effective Date the aggregate Commitments shall be $750,000,000.00.

            (b) Generally. Each Borrowing shall, in the case of Borrowings consisting of Reference Rate Advances, be in an aggregate amount not less than $500,000 and in integral multiples of $100,000 in excess thereof, and in the case of Borrowings consisting of Eurodollar Rate Advances, be in an aggregate amount not less than $1,000,000 or in integral multiples of $500,000 in excess thereof, and in each case shall consist of Advances of the same Type made on the same day by the Banks ratably according to their respective Commitments. Within the limits of each Bank's Commitment, and subject to the terms of this Agreement, the Borrower may from time to time borrow, prepay, and reborrow Advances.

            (c) Evidence of Debt.

                  (i) The Advances made by each Bank shall be evidenced by one or more accounts or records maintained by such Bank and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Bank shall be conclusive absent manifest error of the amount of the Advances made by the Banks to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Bank and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Bank made through the Administrative Agent, the Borrower shall execute and deliver to such Bank (through the Administrative Agent) a Note, which shall evidence such Bank's Advances in addition to such accounts or records. Each Bank may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Advances and payments with respect thereto.

                  (ii) In addition to the accounts and records referred to in subsection (i), each Bank and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Bank of participations in Letters of Credit. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Bank in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

     Section 2.02. Method of Borrowing.

            (a) Notice. Each Borrowing shall be made pursuant to a Notice of Borrowing (or by telephone notice promptly confirmed in writing by a Notice of Borrowing), given not later than (i) 11:00 a.m. on the third Business Day before the date of the proposed Borrowing, in the case of a Eurodollar Rate Borrowing or (ii) 1:00 p.m. on the Business Day of the proposed Borrowing, in the case of a Reference Rate Borrowing, by the Borrower to the Administrative Agent, which shall in turn give to each Bank prompt notice of such proposed Borrowing by telecopier or telex. Each Notice of Borrowing shall be given by telecopier or telex, confirmed immediately in writing, or other written notice specifying the information required therein. In the case of a proposed Borrowing comprised of Eurodollar Rate Advances, the Administrative Agent shall promptly notify each Bank of the applicable interest rate under Section 2.07(b). Each Bank shall, before 2:00 p.m. on the date of such Borrowing, make available for the account of its Applicable Lending Office to the Administrative Agent's Office in same day funds, such Bank's Pro Rata Share of such Borrowing. After the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent shall make such funds available to the Borrower at its account with the Administrative Agent.

            (b) Conversions and Continuations. The Borrower may elect to Convert or continue any Borrowing under this Section 2.02 by delivering an irrevocable Notice of Conversion or Continuation to the Administrative Agent at the Administrative Agent's office no later than (i) 11:00 a.m. on the date which is at least three Business Days in advance of the proposed Conversion or continuation date in the case of a Conversion to or a continuation of a Borrowing comprised of Eurodollar Rate Advances and (ii) 1:00 p.m. on the Business Day of the proposed conversion date in the case of a Conversion to Borrowing comprised of Reference Rate Advance. Each such Notice of Conversion or Continuation shall be in writing or by telex or telecopier, confirmed immediately in writing, or other written notice specifying the information required therein. Promptly after receipt of a Notice of Conversion or Continuation under this Section, the Administrative Agent shall provide each Bank with a copy thereof and, in the case of a Conversion to or a Continuation of a Borrowing comprised of Eurodollar Rate Advances, notify each Bank of the applicable interest rate under Section 2.07(b). No such Conversion or continuation shall be deemed the making of a new Advance for purposes of this Agreement, including without limitation Article III.

            (c) Certain Limitations. Notwithstanding anything in paragraphs (a) and (b) above:

                  (i) at no time shall there be more than six Interest Periods applicable to outstanding Eurodollar Rate Advances and the Borrower may not select Eurodollar Rate Advances for any Borrowing at any time that a Default has occurred and is continuing;

                  (ii) if any Bank shall at least one Business Day before the date of any requested Borrowing, Conversion or continuation, notify the Administrative Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or that any central bank or other Governmental Person asserts that it is unlawful, for such Bank or its Eurodollar Lending Office to perform its obligations under this Agreement to make Eurodollar Rate Advances or to fund or maintain Eurodollar Rate Advances, the right of the Borrower to select Eurodollar Rate Advances from such Bank shall be suspended until such Bank shall notify the Administrative Agent that the circumstances causing such suspension no longer exist, and the Advance made by such Bank in respect of such Borrowing, Conversion or continuation shall be a Reference Rate Advance;

                  (iii) if the Administrative Agent is unable to determine in good faith the Eurodollar Rate for Eurodollar Rate Advances comprising any requested Borrowing, the right of the Borrower to select Eurodollar Rate Advances for such Borrowing or for any subsequent Borrowing shall be suspended until the Administrative Agent shall notify the Borrower and the Banks that the circumstances causing such suspension no longer exist, and each Advance comprising such Borrowing shall be a Reference Rate Advance;

                  (iv) if the Majority Banks shall, at least one Business Day before the date of any requested Borrowing, notify the Administrative Agent that the Eurodollar Rate for Eurodollar Rate Advances comprising such Borrowing will not adequately reflect the cost to such Banks of making or funding their respective Eurodollar Rate Advances, as the case may be, for such Borrowing, the right of the Borrower to select Eurodollar Rate Advances for such Borrowing or for any subsequent Borrowing shall be suspended until the Administrative Agent shall notify the Borrower and the Banks that the circumstances causing such suspension no longer exist, and each Advance comprising such Borrowing shall be a Reference Rate Advance; and

                  (v) if the Borrower shall fail to select the duration or continuation of any Interest Period for any Eurodollar Rate Advances in accordance with the provisions contained in the definition of "Interest Period" in Section 1.01 and paragraph (b) above, the Administrative Agent shall so notify the Borrower and the Banks and such Advances shall be made available to the Borrower on the date of such Borrowing as Reference Rate Advances or, if an existing Advance, Converted into Reference Rate Advances.

            (d) Notices Irrevocable. Each Notice of Borrowing and Notice of Conversion or Continuation, once delivered, shall be irrevocable and binding on the Borrower. In the case of any Borrowing which the related Notice of Borrowing specifies is to be comprised of Eurodollar Rate Advances, the Borrower shall indemnify each Bank against any loss, out-of-pocket cost or expense incurred by such Bank as a result of any failure by the Borrower to fulfill on or before the date specified in such Notice of Borrowing, the applicable conditions set forth in Article III, including, without limitation, any loss (including any loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Bank to fund the Advance to be made by such Bank as part of such Borrowing when such Advance, as a result of such failure, is not made on such date.

            (e) Funding by Banks; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Bank prior to the proposed date of any Borrowing that such Bank will not make available to the Administrative Agent such Bank's share of such Borrowing, the Administrative Agent may assume that such Bank has made such share available on such date in accordance with Section 2.02 and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Bank has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Bank and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (a) in the case of a payment to be made by such Bank, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (B) in the case of a payment to be made by the Borrower, the interest rate applicable to Reference Rate Advances. If the Borrower and such Bank shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Bank pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Bank's Advance included in such Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Bank that shall have failed to make such payment to the Administrative Agent. A notice of the Administrative Agent to any Bank or the Borrower with respect to any amount owing under this subsection (e) shall be conclusive, absent manifest error.

            (f) Obligations of Banks Several. The obligations of the Banks hereunder to make Advances, to fund participations in Letters of Credit and to make payments pursuant to Section 9.04(c) are several and not joint. The failure of any Bank to make any Advance, to fund any such participation or to make any payment under Section 9.04(c) on any date required hereunder shall not relieve any other Bank of its corresponding obligation to do so on such date, and no Bank shall be responsible for the failure of any other Bank to so make its Advance, to purchase its participation or to make its payment under Section 9.04(c).

     Section 2.03. Reduction of the Commitments.

            (a) The Borrower shall have the right, upon at least three Business Days' irrevocable notice to the Administrative Agent, to terminate in whole or reduce ratably in part the unused portion of the Commitments; provided that (i) each partial reduction shall be in the aggregate amount of $1,000,000 or an integral multiple of $500,000 and (ii) the Borrower shall not terminate or reduce the aggregate Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the aggregate amount of Advances plus the Letter of Credit Exposure would exceed the aggregate Commitments.

            (b) Any reduction and termination of the Commitments pursuant to this Section 2.03 shall be applied ratably to each Bank's Commitment and shall be permanent, with no obligation of the Banks to reinstate such Commitments and the commitment fees provided for in Section 2.06(a) shall thereafter be computed on the basis of the Commitments, as so reduced.

     Section 2.04. Prepayment of Advances.

            (a) Optional. The Borrower may prepay all or any part of the Advances at any time, without premium or penalty, after giving by 12:00 p.m. (i) in the case of Eurodollar Rate Advances, at least three Business Days' or (ii) in case of Reference Rate Advances, on the same Business Day, irrevocable prior written notice to the Administrative Agent stating the proposed date and aggregate principal amount of such prepayment. If any such notice is given, the Borrower shall prepay Advances comprising part of the same Borrowing in whole or ratably in part in an aggregate principal amount equal to the amount specified in such notice, together with accrued interest to the date of such prepayment on the principal amount prepaid and amounts, if any, required to be paid pursuant to Section 2.10 as a result of such prepayment being made on such date; provided, however, that each partial prepayment with respect to: (a) any Borrowing comprised of Reference Rate Advances shall be made in an initial minimum aggregate principal amount of $500,000 and thereafter in $100,000 multiples and in an aggregate principal amount such that after giving effect thereto such Borrowing shall have a principal amount outstanding of at least $500,000 and (b) any Borrowing comprised of Eurodollar Rate Advances shall be made in an initial minimum aggregate principal amount of $1,000,000 and thereafter in $500,000 multiples and in an aggregate principal amount such that after giving effect thereto such Borrowing shall have a principal amount outstanding of at least $1,000,000. Full prepayments of any Borrowing are permitted without restriction of amounts. Each prepayment under this Section 2.04(a) shall be allocated between the Advances as determined by the Borrower.

            (b) Mandatory.

                  (i) Reduction of Commitments. On the date of each reduction of the aggregate Commitments pursuant to Section 2.03 or if for any reason the outstanding amount of Advances plus the Letter of Credit Exposure exceeds the aggregate Commitments then in effect, the Borrower agrees to make a prepayment in respect of the outstanding amount of the Advances and/or Cash Collateralize the Letter of Credit Obligations to the extent, if any, that the aggregate unpaid principal amount of all Advances plus the Letter of Credit Exposure exceeds the Commitments.

                  (ii) Asset Disposition. Upon the occurrence of any Asset Disposition or any Recovery Event (except (i) to the extent that a Reinvestment Notice shall be delivered in respect of such Asset Disposition or Recovery Event or (ii) with respect to cash receipts in the ordinary course of business of the applicable recipient), then on the date of receipt by the Borrower or the applicable Subsidiary of the Net Cash Proceeds related thereto, the Advances shall immediately be prepaid by an amount equal to the amount of such Net Cash Proceeds (except to the extent such Net Cash Proceeds are otherwise required by the Note Agreement to be applied to the ratable prepayment of the Note Obligations); provided, that, notwithstanding the foregoing, on each Reinvestment Prepayment Date the Advances shall be prepaid by an amount equal to the Reinvestment Prepayment Amount with respect to the relevant Reinvestment Event (except to the extent such Reinvestment Prepayment Amount is otherwise required by the Note Agreement to be applied to the ratable prepayment of the Note Obligations). For purposes of calculating the Net Cash Proceeds received from an Asset Disposition or from a Recovery Event, such proceeds shall be determined as of the date of the applicable Asset Disposition or Recovery Event, whether or not received on such date, but no such amount shall be required to be applied to prepayment of the Advances pursuant to this Section until received by the applicable Person. The provisions of this Section do not constitute a consent to the consummation of any Disposition not permitted by Section 6.04.

                  (iii) Debt Issuance. If any Debt for borrowed money shall be issued or incurred by the Borrower or any of its Subsidiaries (excluding any Debt incurred in accordance with Section 6.02), then on the date of such issuance or incurrence, the Advances shall be prepaid by an amount equal to the amount of the Net Cash Proceeds of such issuance or incurrence, except to the extent that such Net Cash Proceeds are otherwise required by the Note Agreement to be applied to the ratable prepayment of the Note Obligations. The provisions of this Section do not constitute a consent to the issuance or incurrence of any Debt by the Borrower or any of its Subsidiaries not otherwise permitted hereunder.

                  (iv) Equity Issuance. If the Leverage Ratio of the Borrower and its Subsidiaries on a Consolidated basis shall exceed 4.00 to 1.00, then Equity Issuance Proceeds received by the Borrower or any of its Subsidiaries, shall be applied to prepay the Advances on the date such Equity Issuance Proceeds are received in an amount equal to the lesser of (A) the amount of such Equity Issuance Proceeds and (B) the amount necessary to cause the Leverage Ratio to be 4.00 to 1.00 or less, based on the most recently delivered Financial Statements; provided that this paragraph shall not apply to Equity Issuance Proceeds required to be received by the Borrower pursuant to Section 3.01(n).

                  (v) Accrued Interest. Each prepayment under this Section 2.04(b) shall be accompanied by accrued interest on the amount prepaid to the date of such prepayment and amounts, if any, required to be paid pursuant to
Section 2.10 as a result of such prepayment.

            (c) Illegality. If any Bank shall notify the Administrative Agent and the Borrower that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or that any central bank or other Governmental Person asserts that it is unlawful for such Bank or its Eurodollar Lending Office to perform its obligations under this Agreement to maintain any Eurodollar Rate Advances of such Bank then outstanding hereunder, (i) the Borrower shall (a) if not prohibited by law, on the last day of the Interest Period for each outstanding Eurodollar Rate Advance made by such Bank or (b) if required by such notice, on the second Business Day following its receipt of such notice prepay all of the Eurodollar Rate Advances made by such Bank then outstanding, together with accrued interest on the principal amount prepaid to the date of such prepayment and amounts, if any, required to be paid pursuant to
Section 2.10 as a result of such prepayment being made on such date, (ii) such Bank shall simultaneously make a Reference Rate Advance to the Borrower on such date in an amount equal to the aggregate principal amount of the Eurodollar Rate Advances prepaid to such Bank, and (iii) the right of the Borrower to select Eurodollar Rate Advances from such Bank for any subsequent Borrowing shall be suspended until such Bank shall notify the Administrative Agent that the circumstances causing such suspension no longer exist; provided, that such Bank agrees to use reasonable efforts to designate a different Applicable Lending Office if the making of such designation would avoid such payment, and would not, in its reasonable judgment, be otherwise disadvantageous to such Bank.

            (d) No Additional Right; Ratable Prepayment. The Borrower shall have no right to prepay any principal amount of any Advance except as provided in this Section 2.04, and all notices given pursuant to this Section 2.04 shall be irrevocable and binding upon the Borrower. Each payment of any Advance pursuant to this Section 2.04 shall be made in a manner such that all Advances comprising part of the same Borrowing are paid in whole or ratably in part.

     Section 2.05. Repayment of Advances. The Borrower shall repay the outstanding principal amount of the Advances outstanding on the Termination Date.

     Section 2.06. Fees.

            (a) Commitment Fees.

                  (i) The Borrower agrees to pay to the Administrative Agent for the account of each Bank a commitment fee on the daily amount by which such Bank's Commitment exceeds the sum of (a) such Bank's outstanding Advances and
(b) such Bank's Pro Rata Share of the Letter of Credit Exposure, at the Applicable Margin for commitment fees from the date of this Agreement until the Termination Date. The commitment fees shall be due and payable quarterly in arrears on the last day of each March, June, September and December prior to the Termination Date and on the Termination Date.

            (b) Agent Fees. The Borrower agrees to pay to the Administrative Agent for the benefit of the Administrative Agent or the Lead Arranger, as applicable, the fees described in the letter dated as of August 27, 2005 from Bank of America and the Lead Arranger to the Borrower (the "Fee Letter").

            (c) Letter of Credit Fees.

                  (i) With respect to each Financial Letter of Credit issued hereunder, the Borrower agrees to pay to (a) the Administrative Agent for the pro rata benefit of the Banks a fee per annum equal to the Applicable Margin for letter of credit fees on the aggregate amount available for drawing from time to time under such Financial Letter of Credit and (b) to the Issuing Bank a facing fee for each Letter of Credit of .125% per annum of the face amount of such Letter of Credit. Each such fee shall be payable quarterly in arrears on the last day of each March, June, September and December prior to the Termination Date and on the Termination Date (or, if later, the date on which all outstanding Letters of Credit have expired).

                  (ii) With respect to each Performance Letter of Credit issued hereunder, the Borrower agrees to pay to (a) the Administrative Agent for the pro rata benefit of the Banks a one-time letter of credit fee in an amount equal to the Applicable Margin for letter of credit fees on the initial stated amount of such Performance Letter of Credit (or, with respect to any subsequent increase to the stated amount of any such Performance Letter of Credit, such increase in the stated amount) thereof, such fee to be payable on the date of such issuance, increase or extension and (b) to the Issuing Bank a facing fee for each Letter of Credit of .125% per annum of the face amount of such Letter of Credit, payable in advance, commencing on the date of issuance, increase or extension of such Letter of Credit and quarterly thereafter.

                  (iii) The Borrower agrees to pay concurrently with each issuance, negotiation, drawing, or amendment of each Letter of Credit, to the Issuing Bank for the sole account of the Issuing Bank, issuance, negotiation, drawing and amendment fees and other standard costs and charges in the amounts set forth from time to time as the Issuing Bank's published scheduled fees for such services.

     Section 2.07. Interest. The Borrower shall pay interest on the unpaid principal amount of each Advance made by each Bank from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum:

            (a) Reference Rate Advances. If such Advance is a Reference Rate Advance, a rate per annum equal at all times to the Adjusted Reference Rate in effect from time to time plus the Applicable Margin in effect from time to time, payable in arrears on the last day of each March, June, September and December and on the date such Reference Rate Advance shall be paid in full, provided that upon the occurrence and during the continuance of any Event of Default, such Advance shall bear interest at a rate per annum equal at all times to the Adjusted Reference Rate in effect from time to time plus the Applicable Margin plus 2.00% per annum, payable on demand.

            (b) Eurodollar Rate Advances. If such Advance is a Eurodollar Rate Advance, a rate per annum equal at all times during the Interest Period for such Advance to the Eurodollar Rate for such Interest Period plus the Applicable Margin in effect from time to time, payable on the last day of such Interest Period, and, in the case of six-month Interest Periods, on the day which occurs during such Interest Period three months from the first day of such Interest Period, provided that upon the occurrence and during the continuance of any Event of Default, such Advance shall bear interest at a rate per annum equal at all times during the Interest Period for such Advance to the Eurodollar Rate for such Interest Period plus the Applicable Margin plus 2.00% per annum, payable on demand.

            (c) Additional Interest on Eurodollar Rate Advances. The Borrower shall pay to each Bank, so long as any such Bank shall be required under regulations of the Federal Reserve Board to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities, additional interest on the unpaid principal amount of each Eurodollar Rate Advance of such Bank, from the effective date of such Advance until such principal amount is paid in full, at an interest rate per annum equal at all times to the remainder obtained by subtracting (i) the Eurodollar Rate for the Interest Period for such Advance from (ii) the rate obtained by dividing such Eurodollar Rate by a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage of such Bank for such Interest Period, payable on each date on which interest is payable on such Advance. Such additional interest payable to any Bank shall be determined by such Bank and notified to the Borrower through the Administrative Agent (such notice to include the calculation of such additional interest, which calculation shall be conclusive in the absence of manifest error).

            (d) Usury Recapture.

                  (i) If, with respect to any Bank, the effective rate of interest contracted for under the Credit Documents, including the stated rates of interest and fees contracted for hereunder and any other amounts contracted for under the Credit Documents which are deemed to be interest, at any time exceeds the Maximum Rate, then the outstanding principal amount of the loans made by such Bank hereunder shall bear interest at a rate which would make the effective rate of interest for such Bank under the Credit Documents equal the Maximum Rate until the difference between the amounts which would have been due at the stated rates and the amounts which were due at the Maximum Rate (the "Lost Interest") has been recaptured by such Bank.

                  (ii) If, when the loans made hereunder are repaid in full, the Lost Interest has not been fully recaptured by such Bank pursuant to the preceding paragraph, then, to the extent permitted by law, for the loans made hereunder by such Bank the interest rates charged under Section 2.07 hereunder shall be retroactively increased such that the effective rate of interest under the Credit Documents was at the Maximum Rate since the effectiveness of this Agreement to the extent necessary to recapture the Lost Interest not recaptured pursuant to the preceding sentence and, to the extent allowed by law, the Borrower shall pay to such Bank the amount of the Lost Interest remaining to be recaptured by such Bank.

                  (iii) Notwithstanding the foregoing or any other term in this Agreement and the Credit Documents to the contrary, it is the intention of each Bank and the Borrower to conform strictly to any applicable usury laws. Accordingly, if any Bank contracts for, charges, or receives any consideration which constitutes interest in excess of the Maximum Rate, then any such excess shall be canceled automatically and, if previously paid, shall at such Bank's option be applied to the outstanding amount of the loans made hereunder by such Bank or be refunded to the Borrower.

     Section 2.08. Payments and Computations.

            (a) Payment Procedures. All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. The Borrower shall make each payment under this Agreement and under the Notes not later than 2:00 p.m. on the day when due in Dollars to the Administrative Agent at the Administrative Agent's Office in same day funds. The Administrative Agent shall promptly thereafter cause to be distributed like funds relating to the payment of principal, interest or fees ratably (other than amounts payable solely to the Administrative Agent, the Issuing Bank or a specific Bank pursuant to Section 2.06(b), 2.06(c), 2.10, 2.11, 2.12, 2.13, or
9.04) in accordance with each Bank's Pro Rata Share to the Banks for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Bank or the Issuing Bank to such Bank for the account of its Applicable Lending Office, in each case to be allocated between the Types of Advances and applied in the manner determined by the Administrative Agent in its sole discretion.

            (b) Computations. All computations of interest based on the Reference Rate and of fees shall be made by the Administrative Agent on the basis of a year of 365 or 366 days, as the case may be, and all computations of interest based on the Eurodollar Rate and the Federal Funds Rate shall be made by the Administrative Agent, on the basis of a year of 360 days, in each case for the actual number of days (including the first day, but excluding the last day) occurring in the period for which such interest or fees are payable. Each determination by the Administrative Agent of an interest rate or fee shall be conclusive and binding for all purposes, absent manifest error.

            (c) Non-Business Day Payments. Whenever any payment shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fees, as the case may be.

            (d) Payments by Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Banks or the Issuing Bank hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Banks or the Issuing Bank, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Banks or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Bank or the Issuing Bank, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. A notice of the Administrative Agent to any Bank or the Borrower with respect to any amount owing under this subsection (d) shall be conclusive, absent manifest error.

      Section 2.09. Sharing of Payments, Etc. If any Bank shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Advances or Letter of Credit Obligations made by it in excess of its Pro Rata Share of payments on account of the Advances or Letter of Credit Obligations obtained by all the Banks, such Bank shall notify the Administrative Agent and forthwith purchase from the other Banks such participations in the Advances made by them or Letter of Credit Obligations held by them as shall be necessary to cause such purchasing Bank to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Bank, such purchase from each Bank shall be rescinded and such Bank shall repay to the purchasing Bank the purchase price to the extent of such Bank's ratable share (according to the proportion of (a) the amount of the participation sold by such Bank to the purchasing Bank as a result of such excess payment to (b) the total amount of such excess payment) of such recovery, together with an amount equal to such Bank's ratable share (according to the proportion of (i) the amount of such Bank's required repayment to the purchasing Bank to (ii) the total amount of all such required repayments to the purchasing
Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Borrower agrees that any Bank so purchasing a participation from another Bank pursuant to this Section 2.09 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Bank were the direct creditor of the Borrower in the amount of such participation.

      Section 2.10. Breakage Costs. If (a) any payment of principal of any Eurodollar Rate Advance is made other than on the last day of the Interest Period for such Advance, whether as a result of any payment pursuant to Section 2.04, the acceleration of the maturity of the Notes pursuant to Article VII, or for any other reason or (b) the Borrower fails to make a principal or interest payment with respect to any Eurodollar Rate Advance on the date such payment is due and payable, the Borrower shall, within 10 days of any written demand sent by any Bank to the Borrower through the Administrative Agent (which demand shall provide a statement explaining the amount and setting forth the computation of any such loss or expense), pay to the Administrative Agent for the account of such Bank any amounts required to compensate such Bank for any additional losses, out-of-pocket costs or expenses which it may reasonably incur as a result of such payment or nonpayment, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Bank to fund or maintain such Advance.

      Section 2.11. Increased Costs.

            (a) Eurodollar Rate Advances. If, due to either (i) the introduction of or any change (other than any change by way of imposition or increase of reserve requirements included in the Eurodollar Rate Reserve Percentage) in or in the interpretation of any law or regulation occurring on or after the date of this Agreement or (ii) the compliance with any guideline or request from any central bank or other Governmental Person (whether or not having the force of law), there shall be any increase occurring on or after the date of this Agreement in the cost to any Bank of agreeing to make or making, funding or maintaining Eurodollar Rate Advances, then the Borrower shall from time-to-time, upon demand by such Bank (with a copy of such demand to the Administrative Agent), immediately pay to the Administrative Agent for the account of such Bank additional amounts sufficient to compensate such Bank for such increased cost; provided, that, before making any such demand, such Bank agrees to promptly notify the Borrower and to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Applicable Lending Office if the making of such a designation would avoid the need for, or reduce the amount of, such increased cost and would not, in its reasonable judgment, be otherwise disadvantageous. A certificate as to the amount of such increased cost and detailing the calculation of such cost submitted to the Borrower and the Administrative Agent by such Bank shall be conclusive and binding for all purposes, absent manifest error.

            (b) Capital Adequacy. If any Bank or the Issuing Bank reasonably determines that its required compliance with any law or regulation or any guideline or request from any central bank or other Governmental Person (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Bank or the Issuing Bank or any corporation controlling such Bank or the Issuing Bank and that the amount of the capital is increased by or based upon the existence of such Bank's commitment to lend or the Issuing Bank's commitment to issue the Letters of Credit and other commitments of this type, then, upon 30 days' prior written notice by such Bank or the Issuing Bank (with a copy of any such demand to the Administrative Agent), the Borrower shall immediately pay to the Administrative Agent for the account of such Bank or the Issuing Bank, as the case may be, from time-to-time as specified by such Bank or the Issuing Bank, additional amounts sufficient to compensate such Bank or the Issuing Bank, in light of the circumstances, to the extent that such Bank or the Issuing Bank, as the case may be, reasonably determines the increase in capital to be allocable to the existence of such Bank's commitment to lend or the Issuing Bank's commitment to issue the Letters of Credit under this Agreement. A certificate as to the amounts showing in reasonable detail the calculation of the amounts submitted to the Borrower by such Bank or the Issuing Bank shall be presumptively correct, absent manifest error.

            (c) Letters of Credit. If any change in any law or regulation or in the interpretation thereof by any court or administrative or Governmental Person charged with the administration thereof shall either (i) impose, modify, or deem applicable any reserve, special deposit, or similar requirement against letters of credit issued by, or assets held by, or deposits in or for the account of, the Issuing Bank or (ii) impose on the Issuing Bank any other condition regarding the provisions of this Agreement relating to the Letters of Credit or any Letter of Credit Obligations, and the result of any event referred to in the preceding clause (i) or (ii) shall be to increase the cost to the Issuing Bank of issuing or maintaining any Letter of Credit (which increase in cost shall be determined by the Issuing Bank's reasonable allocation of the aggregate of such cost increases resulting from such event), then, upon demand by the Issuing Bank, the Borrower shall pay to the Administrative Agent for the account of the Issuing Bank, from time to time as specified by the Issuing Bank, additional amounts which shall be sufficient to compensate the Issuing Bank for such increased cost. A certificate as to such increased cost incurred by the Issuing Bank, as a result of any event mentioned in clause (i) or (ii) above, and detailing the calculation of such increased costs submitted by the Issuing Bank to the Borrower, shall be conclusive and binding for all purposes, absent manifest error.

      Section 2.12. Taxes.

            (a) No Deduction for Certain Taxes. Any and all payments by the Borrower shall be made, in accordance with Section 2.08, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Bank, the Issuing Bank and the Administrative Agent, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction (any political subdivision of the jurisdiction) under the laws of which such Bank, the Issuing Bank or the Administrative Agent (as the case may be) is organized or maintains its Applicable Lending Office (all such income and franchise taxes collectively referred to as "Excluded Taxes", and all such taxes, levies, imposts, deductions, charges, withholdings and liabilities, other than the Excluded Taxes being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable to any Bank, the Issuing Bank or the Administrative Agent, (i) the sum payable shall be increased as may be necessary so that, after making all required deductions (including deductions applicable to additional sums payable under this Section 2.12), such Bank, the Issuing Bank or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made; (ii) the Borrower shall make such deductions; and (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law. In addition, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, the Notes, or the other Credit Documents (hereinafter referred to as "Other Taxes").

            (b) Indemnification. THE BORROWER HEREBY INDEMNIFIES EACH BANK, THE ISSUING BANK AND THE ADMINISTRATIVE AGENT FOR THE FULL AMOUNT OF TAXES OR OTHER TAXES (INCLUDING, WITHOUT LIMITATION, ANY TAXES OR OTHER TAXES IMPOSED BY ANY JURISDICTION ON AMOUNTS PAYABLE UNDER THIS SECTION 2.12) PAID BY SUCH BANK, THE ISSUING BANK OR THE ADMINISTRATIVE AGENT, AS THE CASE MAY BE, AND ANY LIABILITY ARISING THEREFROM OR WITH RESPECT THERETO. EACH PAYMENT REQUIRED TO BE MADE BY THE BORROWER IN RESPECT OF THIS INDEMNIFICATION SHALL BE MADE TO THE ADMINISTRATIVE AGENT FOR THE BENEFIT OF ANY PARTY CLAIMING SUCH INDEMNIFICATION WITHIN 30 DAYS FROM THE DATE THE BORROWER RECEIVES WRITTEN DEMAND THEREFOR FROM THE ADMINISTRATIVE AGENT ON BEHALF OF ITSELF AS ADMINISTRATIVE AGENT, THE ISSUING BANK OR ANY SUCH BANK.

            (c) Evidence of Tax Payments. Within 30 days after the date of any payment of Taxes or Other Taxes, the Borrower will furnish to the Administrative Agent upon request thereby, at its address referred to in Section 9.02, the original or a certified copy of a receipt evidencing payment thereof. If no Taxes or Other Taxes are payable in respect of any payment hereunder, the Borrower will furnish to the Administrative Agent, at such address, a certificate from each appropriate taxing authority, or an opinion of counsel acceptable to the Administrative Agent, in either case stating that such payment is exempt from or not subject to Taxes; provided, however, that such certificate or opinion need only be given if (i) the Borrower makes any payment from an account located outside the United States or (ii) the payment is made by a payor that is not a United States Person. For purposes of this Section 2.12 the terms "United States" and "United

States Person" shall have the respective meanings set forth in Section 7701 of the Code.

            (d) Survival. Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 2.12 shall survive the payment in full of principal and interest hereunder.

            (e) Foreign Bank Withholding Exemption. Each Bank and Issuing Bank that is not incorporated under the laws of the United States of America or a state thereof agrees that it shall deliver to the Borrower and the Administrative Agent on the date of this Agreement or upon, and as a condition to, the effectiveness of any Assignment and Assumption (i) two duly completed copies of United States Internal Revenue Service Form W-8BEN or W-8ECI or successor applicable form, as the case may be, certifying in each case that such Bank is entitled to receive payments under this Agreement and the Notes payable to it, without deduction or withholding of any United States federal income taxes, (ii) if applicable, an Internal Revenue Service Form W-8 or W-9 or successor applicable form, as the case may be, to establish an exemption from United States backup withholding tax, and (iii) any other governmental forms which are necessary or required under an applicable tax treaty or otherwise by law to reduce or eliminate any withholding tax, which have been reasonably requested by the Borrower. Each Bank which delivers to the Borrower and the Administrative Agent a Form W-8BEN or W-8ECI and Form W-8 or W-9 pursuant to the next preceding sentence further undertakes to deliver to the Borrower and the Administrative Agent two further copies of the said letter and Form W-8BEN or W-8ECI and Form W-8 or W-9, or successor applicable forms, or other manner of certification, as the case may be, on or before the date that any such letter or form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent letter and form previously delivered by it to the Borrower and the Administrative Agent, and such extensions or renewals thereof as may reasonably be requested by the Borrower and the Administrative Agent certifying in the case of a Form W-8BEN or W-8ECI that such Bank is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes. If an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any delivery required by the preceding sentence would otherwise be required which renders all such forms inapplicable or which would prevent any Bank from duly completing and delivering any such letter or form with respect to it and such Bank advises the Borrower and the Administrative Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax, and in the case of a Form W-8 or W-9, establishing an exemption from United States backup withholding tax, such Bank shall not be required to deliver such letter or forms. The Borrower shall withhold tax at the rate and in the manner required by the laws of the United States with respect to payments made to a Bank failing to timely provide the requisite Internal Revenue Service forms.

            (f) Change of Applicable Lending Office. Any Bank claiming any additional amount payable pursuant to this Section 2.12 shall use its reasonable best efforts (consistent with its internal policy and applicable Governmental Rules) to change the jurisdiction of its lending office if such a change would avoid the need for, or reduce the amount of, any such additional amount that may thereafter accrue and would not, in the reasonable judgment of such Bank, be materially disadvantageous to such Bank.

            (g) Repayment under Certain Circumstances. Each Bank (and the Administrative Agent with respect to payments to the Administrative Agent for its own account) will (i) take all reasonable actions by all usual means to maintain an exemption, if any, available to it from United States tax withholding (whether available by treaty, by existing administrative waiver or by virtue of the location of such Bank's lending office) and (ii) otherwise cooperate with the Borrower to minimize amounts payable by the Borrower under this Section 2.12; provided, however, that neither any Bank nor the Administrative Agent shall be obligated by reason of this Section 2.12(g) to contest the payment of any Taxes or Other Taxes, to disclose any information regarding its tax affairs or tax computations or to reorder its tax or other affairs. Subject to the foregoing, to the extent that the Borrower pays any amount pursuant to this Section 2.12 and such Bank or the Administrative Agent receives a refund of any or all of such amount, such refund shall be applied to reduce any amounts then due and owing under this Agreement or, to the extent that no amounts are then due and owing under this Agreement, paid over to the Borrower.

            (h) Exclusions. Notwithstanding anything contained herein to the contrary, the Borrower shall not be required to make any payment to any Bank under this Section 2.12 with respect to any Taxes or Other Taxes that (i) are attributable to such Bank's failure to comply with the requirements of this
Section 2.12, (ii) are United States taxes imposed on amounts payable to such Bank at the time the Bank became a party to this Agreement or (iii) are United States taxes imposed as a result of an event occurring after the date on which such Bank became a Bank, other than a change in any applicable Governmental Rule.

      Section 2.13. Letters of Credit.

            (a) Commitment.

                  (i) The parties hereto acknowledge that on and after the Effective Date the Existing Letters of Credit shall be Letters of Credit issued by the Issuing Bank pursuant to this Agreement. From time to time from the Effective Date until the Termination Date, at the request of the Borrower, the Issuing Bank shall, in reliance upon the agreements of the Banks set forth in this Section 2.13 on the terms and conditions hereinafter set forth, issue, increase, or extend the expiration date of Letters of Credit for the account of the Borrower or any Subsidiary on any Business Day; provided however, that for any Letter of Credit issued for the account of any Subsidiary, the Borrower will be joint and severally liable for the reimbursement obligations of such Subsidiary under such Letter of Credit as provided in subsection (h) below.

                  (ii) No Letter of Credit shall be issued, increased, or extended:

                        (A) unless such issuance, increase, or extension would not cause the Letter of Credit Exposure to exceed the lesser of (i) $300,000,000 and (ii) the aggregate Commitments less the aggregate outstanding principal amount of all Advances;

                        (B) unless such Letter of Credit has an Expiration Date not later than the earlier of (a) 24 months after the date of issuance thereof and (b) November 1, 2011;

                        (C) unless such Letter of Credit Documents are in form and substance reasonably acceptable to the Issuing Bank in its sole discretion;

                        (D) unless such Letter of Credit is either a Performance Letter of Credit or a Financial Letter of Credit; and

                        (E) unless the Borrower has delivered to the Issuing Bank a completed and executed Letter of Credit Application

                  (iii) The Issuing Bank shall not be under any obligation to issue any Letter of Credit:

                        (A) if any order, judgment or decree of any Governmental Person or arbitrator shall by its terms purport to enjoin or restrain the Issuing Bank from issuing such Letter of Credit, or any Law applicable to the Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Person with jurisdiction over the Issuing Bank shall prohibit, or request that the Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Issuing Bank is not otherwise compensated hereunder) not in effect on the Effective Date, or shall impose upon the Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the Effective Date and which the Issuing Bank in good faith deems material to it;

                        (B) if the issuance of such Letter of Credit would violate one or more policies of the Issuing Bank; and

                        (C) if a default of any Bank's obligations to fund under
Section 2.13(c) exists or any Bank is at such time a Default Lender hereunder, unless the Issuing Bank has entered into satisfactory arrangements with the Borrower or such Bank to eliminate the Issuing Bank's risk with respect to such Bank.

            (b) Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit.

                  (i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrower delivered to the Issuing Bank (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Borrower. Such Letter of Credit Application must be received by the Issuing Bank and the Administrative Agent not later than 1:00 p.m. at least two Business Days (or such later date and time as the Administrative Agent and the Issuing Bank may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the Issuing Bank:
(A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (G) such other matters as the Issuing Bank may reasonably require. In the case of a request for an amendment of any outstanding Letter of Credit, such

Letter of Credit Application shall specify in form and detail satisfactory to the Issuing Bank (A) the Letter of Credit to be amended; (B) the proposed date of amendment thereof (which shall be a Business Day); (C) the nature of the proposed amendment; and (D) such other matters as the Issuing Bank may reasonably require. Additionally, the Borrower shall furnish to the Issuing Bank and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Letter of Credit Documents, as the Issuing Bank or the Administrative Agent may reasonably require.

                  (ii) Promptly after receipt of any Letter of Credit Application, the Issuing Bank will confirm with the Administrative Agent (in writing or by facsimile promptly confirmed in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Borrower and, if not, the Issuing Bank will provide the Administrative Agent with a copy thereof. Unless the Issuing Bank has received written notice from any Bank, the Administrative Agent, or the Borrower, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article III shall not then be satisfied, then, subject to the terms and conditions hereof, the Issuing Bank shall, on the requested date, issue a Letter of Credit for the account of the Borrower (or the applicable Subsidiary) or enter into the applicable amendment, as the case may be, in each case in accordance with the Issuing Bank's usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each Bank shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Issuing Bank a risk participation in such Letter of Credit in an amount equal to the product of such Bank's Pro Rata Share times the amount of such Letter of Credit.

                  (iii) If the Borrower so requests in any applicable Letter of Credit Application, the Issuing Bank may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an "Auto-Extension Letter of Credit"); provided that any such Auto-Extension Letter of Credit must permit the Issuing Bank to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the "Non-Extension Notice Date") in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Upon the issuance of an Auto-Extension Letter of Credit, the Issuing Bank shall promptly notify the Administrative Agent of the agreed upon Non-Extension Notice Date with respect to such Letter of Credit. The Administrative Agent shall notify the Banks of the agreed upon Non-Extension Notice Date with respect to such Letter of Credit as a part of its regular quarterly report to the Banks concerning Letters of Credit. Unless otherwise directed by the Issuing Bank, the Borrower shall not be required to make a specific request to the Issuing Bank for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Banks shall be deemed to have authorized (but may not require) the Issuing Bank to permit the extension of such Letter of Credit at any time to an expiry date not later than November 1, 2011; provided, however, that the Issuing Bank shall not permit any such extension if (A) the Issuing Bank has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (ii) or (iii) of Section 2.13(a) or otherwise), or (B) it has received notice (which may be in writing or by facsimile promptly confirmed in writing) on or before the day that is five Business Days before the Non-Extension Notice Date (1) from the Administrative Agent that the Majority Banks have elected not to permit such extension or (2) from the Administrative Agent, any Bank or the Borrower that one or more of the applicable conditions specified in Section 3.02 is not then satisfied, and in each such case directing the Issuing Bank not to permit such extension.

                  (iv) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the Issuing Bank will also deliver to the Borrower and the Administrative Agent, a true and complete copy of such Letter of Credit or amendment. As a part of its regular quarterly report to the Banks concerning Letters of Credit, the Administrative Agent shall deliver to the Banks notice that (x) such Letter of Credit or amendment to Letter of Credit has been delivered, (y) the amount of such Letter of Credit, and (z) the Expiration Date of such Letter of Credit.

                  (v) All references in this Section 2.13 to times of day shall be references to (A) Eastern time (daylight or standard, as applicable) if Bank of America is the applicable Issuing Bank or (B) Pacific time (daylight or standard, as applicable) if UBOC is the applicable Issuing Bank.

            (c) Drawings and Reimbursements, Funding of Participations.

                  (i) Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the Issuing Bank shall notify the Borrower and the Administrative Agent thereof. Not later than 11:00 a.m. on the date of any payment by the Issuing Bank under a Letter of Credit (each such date, an "Honor Date"), the Borrower shall reimburse the Issuing Bank through the Administrative Agent in an amount equal to the amount of such drawing. If the Borrower fails to so reimburse the Issuing Bank by such time, the Administrative Agent shall promptly notify each Bank of the Honor Date, the amount of the unreimbursed drawing (the "Unreimbursed Amount"), and the amount of such Bank's Pro Rata Share thereof. In such event, the Borrower shall be deemed to have requested a Borrowing of Reference Rate Advances to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.01 for the principal amount of Reference Rate Advances, but subject to the amount of the unutilized portion of the aggregate Commitments and the conditions set forth in Section 3.02 (other than the delivery of a Notice of Borrowing). Any notice given by the Issuing Bank or the Administrative Agent pursuant to this Section 2.13(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

                  (ii) Each Bank shall upon any notice pursuant to Section 2.13(c)(i) make funds available to the Administrative Agent for the account of the Issuing Bank at the Administrative Agent's Office in an amount equal to its Pro Rata Share of the Unreimbursed Amount not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.13(c)(iii), each Bank that so makes funds available shall be deemed to have made a Reference Rate Advance to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the Issuing Bank.

                  (iii) With respect to any Unreimbursed Amount that is not fully refinanced by a Borrowing of Reference Rate Advances because the conditions set forth in Section 3.02 cannot be satisfied or for any other reason, the Borrower shall be deemed to have incurred from the Issuing Bank an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Adjusted Reference Rate in effect from time to time plus the Applicable Margin plus 2.00% per annum. In such event, each Bank's payment to the Administrative Agent for the account of the Issuing Bank pursuant to Section 2.13(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Bank in satisfaction of its participation obligation under this
Section 2.13.

                  (iv) Until each Bank funds its Advance or L/C Advance pursuant to this Section 2.13(c) to reimburse the Issuing Bank for any amount drawn under any Letter of Credit, interest in respect of such Bank's Pro Rata Share of such amount shall be solely for the account of the Issuing Bank.

                  (v) Each Bank's obligation to make Advances or L/C Advances to reimburse the Issuing Bank for amounts drawn under Letters of Credit, as contemplated by this Section 2.13(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Bank may have against the Issuing Bank, the Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing. No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Borrower to reimburse the Issuing Bank for the amount of any payment made by the Issuing Bank under any Letter of Credit, together with interest as provided herein.

                  (vi) If any Bank fails to make available to the Administrative Agent for the account of the Issuing Bank any amount required to be paid by such Bank pursuant to the foregoing provisions of this Section 2.13(c) by the time specified in Section 2.13(c)(ii), the Issuing Bank shall be entitled to recover from such Bank (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Issuing Bank at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the Issuing Bank in accordance with banking industry rules on interbank compensation. A certificate of the Issuing Bank submitted to any Bank (through the Administrative Agent) with respect to any amounts owing under this clause (vi) shall be conclusive absent manifest error.

            (d) Repayment of Participations.

                  (i) At any time after the Issuing Bank has made a payment under any Letter of Credit and has received from any Bank such Bank's L/C Advance in respect of such payment in accordance with Section 2.13(c), if the Administrative Agent receives for the account of the Issuing Bank any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Bank its Pro Rata Share thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Bank's L/C Advance was outstanding) in the same funds as those received by the Administrative Agent.

                  (ii) If any payment received by the Administrative Agent for the account of the Issuing Bank pursuant to Section 2.13(c)(i) is required to be returned under any of the circumstances described in Section 9.11 (including pursuant to any settlement entered into by the Issuing Bank in its discretion), each Bank shall pay to the Administrative Agent for the account of the Issuing Bank its Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Bank, at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Banks under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

            (e) Obligations Absolute. The obligation of the Borrower to reimburse the Issuing Bank for each drawing under each Letter of Credit and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

                  (i) any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other Credit Document;

                  (ii) the existence of any claim, counterclaim, setoff, defense or other right that the Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Issuing Bank or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

                  (iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

                  (iv) any payment by the Issuing Bank under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the Issuing Bank under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or

                  (v) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or any Subsidiary.

      The Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Borrower's instructions or other irregularity, the Borrower will immediately notify the Issuing Bank. To the extent permitted by applicable law, the Borrower shall be conclusively deemed to have waived any such claim against the Issuing Bank and its correspondents unless such notice is given as aforesaid.

            (f) Role of Issuing Bank. Each Bank and the Borrower agree that, in paying any drawing under a Letter of Credit, the Issuing Bank shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the Issuing Bank, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the Issuing Bank shall be liable to any Bank for (i) any action taken or omitted in connection herewith at the request or with the approval of the Banks or the Majority Banks, as applicable;
(ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Letter of Credit Document. The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Borrower's pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the Issuing Bank, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the Issuing Bank shall be liable or responsible for any of the matters described in clauses (i) through
(v) of Section 2.13(e); provided, however, that anything in such clauses to the contrary notwithstanding, the Borrower may have a claim against the Issuing Bank, and the Issuing Bank may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrower directly, or indirectly by a Subsidiary, which the Borrower proves were caused by the Issuing Bank's willful misconduct or gross negligence or the Issuing Bank's willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the Issuing Bank shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

            (g) Cash Collateral. If, as of 5 days prior to the Termination Date, any Letter of Credit Obligation for any reason remains outstanding, the Borrower shall, in each case, immediately Cash Collateralize the then outstanding amount of all Letter of Credit Obligations. Sections 2.04(b), 7.02 and 7.03 set forth certain additional requirements to deliver Cash Collateral hereunder. For purposes of this Section 2.13, Sections 2.04, 7.02 and 7.03, "Cash Collateralize" means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the Issuing Bank and the Banks, as collateral for the Letter of Credit Obligations, cash or deposit account balances pursuant to documentation in form and substance satisfactory to the Administrative Agent and the Issuing Bank (which documents are hereby consented to by the Banks). Derivatives of such term have corresponding meanings. The Borrower hereby grants to the Administrative Agent, for the benefit of the Issuing Bank and the Banks, a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing. Cash Collateral shall be maintained in blocked, non-interest bearing deposit accounts at Bank of America. Notwithstanding anything herein to the contrary, provided that the Borrower has Cash Collateralized the then outstanding amount of all Letter of Credit Obligations with respect to each Letter of Credit with an expiration date after the Termination Date in accordance with this Section 2.15(g), each Bank's participation in the Letter of Credit Obligations shall be released as of the Termination Date.

            (h) Applicability of ISP and UCP. Unless otherwise expressly agreed by the Issuing Bank and the Borrower when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), (i) the rules of the ISP shall apply to each standby Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce at the time of issuance shall apply to each commercial Letter of Credit.

            (i) Conflict with Letter of Credit Documents. In the event of any conflict between the terms hereof and the terms of any Letter of Credit Document, the terms hereof shall control.

            (j) Letters of Credit Issued for Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Subsidiary, the Borrower shall be obligated to reimburse the Issuing Bank hereunder for any and all drawings under such Letter of Credit. The Borrower hereby acknowledges that the issuance of Letters of Credit for the account of Subsidiaries inures to the benefit of the Borrower, and that the Borrower's business derives substantial benefits from the businesses of such Subsidiaries. Any Letter of Credit Application submitted by the Borrower to the Issuing Bank requesting the issuance, increase, extension, or other amendment of any Letter of Credit for the account of any Person other than the Borrower shall constitute a representation and warranty by the Borrower that such Person is a Subsidiary of the Borrower. The Issuing Bank shall be entitled to rely upon, and shall not incur any liability for relying upon, such representation and warranty of the Borrower.

      Section 2.14. Replacement of Banks. If any Bank requests compensation under Section 2.11, or if the Borrower is required to pay any additional amount to any Bank or any Governmental Person for the account of any Bank pursuant to
Section 2.12, or if any Bank is a Defaulting Bank or a Non-Consenting Bank (as defined below in this Section 2.14), then the Borrower may, at its sole expense and effort, upon notice to such Bank and the Administrative Agent, require such Bank to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 9.06), all of its interests, rights and obligations under this Agreement and the related Credit Documents to an assignee that shall assume such obligations (which assignee may be another Bank, if a Bank accepts such assignment), provided that:

            (a) the Assignee shall have paid to the Administrative Agent the assignment fee specified in Section 9.06(a);

            (b) such Bank shall have received payment of an amount equal to the outstanding principal of its Advances and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Credit Documents (including any amounts under Section 2.11 and 2.12) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);

            (c) in the case of any such assignment resulting from a claim for compensation under Section 2.11 or payments required to be made pursuant to
Section 2.12, such assignment will result in a reduction in such compensation or payments thereafter; and

            (d) such assignment does not conflict with applicable Governmental Rules.

      A Bank shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Bank or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. In the event that (i) the Borrower or the Administrative Agent requests that the Banks consent to a waiver of any provision of the Credit Documents or agree to any amendment thereto, (ii) such consent or amendment requires the agreement of all of the Banks in accordance with the terms of
Section 9.01 and (iii) at least the Majority Banks have agreed to such consent or amendment, then any Bank that does not agree to such consent or amendment shall be a "Non-Consenting Bank".

      Section 2.15. Increase in Commitments.

            (a) Request for Increase. Provided there exists no Default, upon notice to the Administrative Agent (which shall promptly notify the Banks), the Borrower may from time to time, request an increase in the aggregate Commitments by an amount (for all such requests) not exceeding $300,000,000; provided that
(i) any such request for an increase shall be in a minimum amount of $50,000,000, and (ii) the Borrower may make a maximum of six such requests. At the time of sending such notice, the Borrower (in consultation with the Administrative Agent) shall specify the time period within which each Bank is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Banks).

            (b) Bank Elections to Increase. Each Bank shall notify the Administrative Agent within such time period whether or not it agrees to increase its Commitment and, if so, whether by an amount equal to, greater than, or less than its Pro Rata Share of such requested increase. Any Bank not responding within such time period shall be deemed to have declined to increase its Commitment.

            (c) Notification by Administrative Agent; Additional Banks. The Administrative Agent shall notify the Borrower of the Banks' responses to each request made hereunder. To achieve the full amount of a requested increase and subject to the approval of the Administrative Agent and the Issuing Bank (which approvals shall not be unreasonably withheld), the Borrower may also invite additional Eligible Assignees to become Banks pursuant to a joinder agreement in form and substance satisfactory to the Administrative Agent and its counsel.

            (d) Effective Date and Allocations. If the aggregate Commitments are increased in accordance with this Section, the Administrative Agent and the Borrower shall determine the effective date (the "Increase Effective Date") and the final allocation of such increase. The Administrative Agent shall promptly notify the Borrower and the Banks of the final allocation of such increase and the Increase Effective Date.

            (e) Conditions to Effectiveness of Increase. As a condition precedent to such increase, the Borrower shall deliver to the Administrative Agent a certificate of the Borrower and each Guarantor dated as of the Increase Effective Date (in sufficient copies for each Bank) signed by a Responsible Officer of such Person (i) certifying and attaching the resolutions adopted by such Person approving or consenting to such increase, and (ii) in the case of the Borrower, certifying that, before and after giving effect to such increase,
(A) the representations and warranties contained in Article IV and the other Credit Documents are true and correct on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Section 2.15, the representations and warranties contained in Section 4.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (c) and (d), respectively, of Section 5.01, and (B) no Default exists. The Borrower shall prepay (but may do so with proceeds of Advances from any effective increase) any Advances outstanding on the Increase Effective Date (and pay any additional amounts required pursuant to Section 2.10) to the extent necessary to keep the outstanding Advances ratable with any revised Pro Rata Shares arising from any nonratable increase in the Commitments under this Section.

            (f) Conflicting Provisions. This Section shall supersede any provisions in Sections 2.09 or 9.01 to the contrary.

                                   ARTICLE III

                              CONDITIONS OF LENDING

      Section 3.01. Conditions Precedent to Initial Advances. The obligation of each Bank to make its initial Advance and for the Existing Letters of Credit to be deemed Letters of Credit issued by the Issuing Bank hereunder is subject to the conditions precedent that:

            (a) Documentation. On or before the day on which the initial Borrowing is made or the initial Letters of Credit are issued, the Administrative Agent shall have received the following duly executed by all the parties thereto, in form and substance reasonably satisfactory to the Administrative Agent and each of the Banks, and where applicable, in sufficient copies for each Bank:

                  (i) this Agreement and all its attached Exhibits and Schedules;

                  (ii) a Note executed by the Borrower payable to the order of each Bank requesting a Note in the amount of its Commitment;

                  (iii) the Intercreditor Agreement;

                  (iv) the Security Agreements and all their attached Exhibits and Schedules;

                  (v) the Guaranties;

                  (vi) appropriate UCC-1 or UCC-3 Financing Statements covering the Collateral acquired in connection with the El Paso Acquisition for filing with the appropriate authorities;

                  (vii) a Notice of Borrowing with respect to the initial Borrowing, if any, and a Letter of Credit Application for each Letter of Credit to be issued on the Effective Date, if any;

                  (viii) a certificate dated as of the Effective Date from a Responsible Officer stating that (a) all representations and warranties of the Borrower set forth in this Agreement and each of the other Credit Documents to which it is a party are true and correct in all material respects; (b) no Default has occurred and is continuing; and (c) the conditions in this Section
3.01 have been met;

                  (ix) a certificate dated as of the Effective Date from the Chief Financial Officer of the Borrower as to Solvency of the Borrower and its Subsidiaries on a consolidated basis after giving effect to the El Paso Acquisition;

                  (x) certificate(s) of insurance naming the Collateral Agent as loss payee or additional insured evidencing insurance which meets the requirements of this Agreement and the Security Documents and which is in amount, form and substance and from an issuer satisfactory to the Administrative Agent;

                  (xi) a certificate of the secretary or assistant secretary of the Ultimate General Partner certifying as of the Effective Date (a) the existence of the Borrower and the General Partner, (b) the Borrower Partnership Agreement, (c) the General Partner's organizational documents, (d) the Ultimate General Partner's organizational documents, (e) the resolutions of the Ultimate General Partner approving this Agreement, the Notes, and the other Credit Documents and the related transactions, and (f) all documents evidencing other necessary corporate, partnership or limited liability company action and governmental approvals, if any, with respect to this Agreement and the other Credit Documents executed and delivered on or before the Effective Date;

                  (xii) a certificate of a Secretary or an Assistant Secretary of the Ultimate General Partner certifying the names and true signatures of the officers of the Ultimate General Partner authorized to sign this Agreement, the Notice of Borrowing and the other Credit Documents on behalf of the Borrower;

                  (xiii) certificates of the secretary or assistant secretary of each of the Guarantors certifying as of the Effective Date (a) the organizational documents of such Guarantor, (b) the resolutions of the governing body of such Guarantor approving this Agreement, the Guaranty, and the other Credit Documents to which such Guarantor is a party and the related transactions, and (c) all other documents evidencing other necessary corporate, partnership or limited liability company action and governmental approvals, if any, with respect to this Agreement, the Guaranty, and the other Credit Documents to which such Guarantor is a party executed and delivered on or before the Effective Date;

                  (xiv) certificates of a Secretary or an Assistant Secretary of each Guarantor certifying the names and true signatures of the officers of such Guarantor authorized to sign this Agreement, the Guaranty and the other Credit Documents to which such Guarantor is a party on behalf of such Guarantor;

                  (xv) certificates of good standing, existence and authority for the Borrower, the General Partner, the Ultimate General Partner and each of the Guarantors from each of the states in which the Borrower, the General Partner, the Ultimate General Partner and each of the Guarantors is either organized or is qualified to do business as a foreign entity;

                  (xvi) results of lien, tax and judgment searches of the UCC Records of the Secretary of State and applicable counties of the States of Texas, Alabama, Delaware, Louisiana, Mississippi, New Mexico and Oklahoma from a source acceptable to the Administrative Agent and reflecting no Liens against any of the Collateral as to which perfection of a Lien is accomplished by the filing of a financing statement other than in favor of the Administrative Agent and Liens permitted by Section 6.01;

                  (xvii) a favorable opinion of Baker Botts L.L.P., outside Texas counsel to the Borrower and the Guarantors;

                  (xviii) a favorable opinion of Taylor, Porter, Brooks & Phillips, outside Louisiana counsel to the Borrower, Crosstex LIG, LLC, Crosstex LIG Liquids, LLC, and Crosstex Tuscaloosa, LLC;

                  (xix) an executed copy of an amendment to the Note Agreement in form and substance satisfactory to the Administrative Agent, permitting the transactions contemplated hereby and by the other Credit Documents (the "Amendment to Note Agreement");

                  (xx) copies of the El Paso Purchase and Sale Agreement together with the exhibits and schedules thereto certified by a Responsible Officer as being true and correct copies of such documents as of the date hereof; and

                  (xxi) such other documents, governmental certificates, agreements and lien searches as the Administrative Agent may reasonably request.

            (b) No Material Adverse Effect. Since December 31, 2004, there shall not have occurred (i) any event, development, or circumstance that has caused or could reasonably be expected to cause a material adverse effect on (x) the condition (financial or otherwise), results of operation, assets, liabilities, management, prospects or value of the Borrower and its Subsidiaries, taken as a whole, (y) the validity or enforceability of this Agreement or any of the Credit Documents or (z) the rights and remedies of the Administrative Agent or the Banks under this Agreement or any of the Credit Documents, (ii) any event, development, or circumstance that has caused or could reasonably be expected to cause a material adverse condition or material adverse change that calls into question in any material respect the Projections (as defined below) or any of the material assumptions on which such Projections were prepared, or
(iii) any change, effect, event or occurrence with respect to the financial condition, properties, assets or operations of the El Paso Acquired Companies that is material and adverse to the El Paso Acquired Companies, taken as a whole, provided that in determining whether such a change, effect, event or occurrence has occurred, the following shall not be considered: changes, effects, events and occurrences relating to (A) the natural gas pipeline, treating and processing industry generally (including the price of natural gas and the costs associated with the drilling and/or production of natural gas),
(B) any general market, economic, financial or political conditions, or outbreak or hostilities or war, in the United States, or (C) the transactions contemplated by the El Paso Purchase and Sale Agreement; provided, however, that to be excluded under subsection (B) above, such condition may not disproportionately affect, as compared to others in such industry, any of the El Paso Acquired Companies, or their respective businesses, assets, properties, results of operation or condition (financial or otherwise). Neither the Administrative Agent nor the Banks shall have become aware after August 27, 2005 of any information or other matter affecting the Borrower, the El Paso Acquisition or the transactions contemplated by this Agreement that is inconsistent in a material and adverse manner with any such information or other matter disclosed in writing to the Banks prior to the date hereof.

            (c) No Default. No Default shall have occurred and be continuing or would result from the making of the initial Borrowing or application of the proceeds therefrom.

            (d) Representations and Warranties. The representations and warranties of the Borrower and the Guarantors contained in Article IV hereof and in each of the other Credit Documents executed and delivered on or before the Effective Date shall be true and correct in all material respects on and as of the Effective Date both before and after giving effect to the initial Borrowing and to the application of the proceeds from the initial Borrowing, as though made on and as of such date.

            (e) No Material Litigation. No action, suit, investigation or proceeding pending or, to the knowledge of the Borrower, threatened in any court or before any arbitrator or governmental authority that could reasonably be expected to have a Material Adverse Effect.

            (f) Payment of Fees and Expenses. The Borrower shall have paid the fees required by Section 2.06 and all costs and expenses that have been invoiced and are payable pursuant to Section 9.04.

            (g) Title. The Administrative Agent shall be satisfied in its sole discretion as to the status of the Borrower's or Guarantor's, as applicable, title to the Borrower's and its Subsidiaries' Properties.

            (h) Bank's Liens. The Collateral Agent shall have received satisfactory evidence that the Liens granted to it under the Security Documents are Acceptable Security Interests and that all actions or filings necessary to protect, preserve and validly perfect such Liens have been made, taken or obtained, as the case may be, and are in full force and effect.

            (i) Security Interests. The Collateral Agent shall be satisfied that the Security Documents encumber substantially all of such real property interests held by the Borrower and its Subsidiaries as the Collateral Agent may require.

            (j) Corporate Structure. The corporate and capital structure of the Borrower shall be reasonably satisfactory to the Administrative Agent.

            (k) Financial Information. The Administrative Agent shall have received the most recently completed annual (or other audited) financial statements of the Borrower and its Subsidiaries, interim financial statements of the Borrower and its Subsidiaries dated the end of the most recent fiscal quarter for which financial statements are available and financial projections of the Borrower and its Subsidiaries for the fiscal years 2005 through 2010 and incorporating the Advances provided for herein and the El Paso Acquisition (the "Projections").

            (l) Note Agreement. All of the conditions precedent to the effectiveness of the Amendment to Note Agreement shall have been met or waived on or prior to the Effective Date.

            (m) Due Diligence. The Administrative Agent shall have completed a due diligence investigation of the Borrower and its Subsidiaries in scope, and with results, reasonably satisfactory to the Administrative Agent and shall have been given such access to the management, records, books of account, contracts and properties of the Borrower and its Subsidiaries and shall have received such financial, business and other information regarding the Borrower and its Subsidiaries and the El Paso Acquisition as the Administrative Agent shall have reasonably requested, including, without limitation, information as to possible contingent liabilities, tax matters, collective bargaining agreements and other arrangements with employees, and the financial statements and Projections referred to in Section 3.01(k).

            (n) Equity Issuance Proceeds. Concurrently with the initial Advance the Borrower shall receive Equity Issuance Proceeds in immediately available funds in amount equal to at least $100,000,000.

            (o) El Paso Acquisition.

                  (i) The terms and conditions of the El Paso Acquisition Documents shall be in form and substance satisfactory to the Administrative Agent and the Banks (it being agreed that the El Paso Acquisition Documents that have been delivered to the Administrative Agent are satisfactory).

                  (ii) Except as otherwise disclosed in writing and acceptable to the Administrative Agent, the El Paso Acquisition Documents shall be in full force and effect and no material term or condition thereof shall have been amended, modified or waived in writing after the execution thereof, unless such amendment, modification or waiver could not reasonably be expected to be materially adverse to the interests of the Borrower or the Banks.

                  (iii) The El Paso Acquisition shall, simultaneously with the making of the initial Advance, have been consummated by the Borrower, and all other conditions to the El Paso Acquisition as set forth in the El Paso Acquisition Documents shall have been satisfied or waived in form and substance satisfactory to the Administrative Agent, unless such waiver could not reasonably be expected to be materially adverse to the interests of the Borrower or the Banks.

            (p) Consents. The Borrower shall have received all necessary or, in the discretion of the Arranger, advisable, third-party consents or agreements required for the consummation of the El Paso Acquisition, including, without limitation, any amendment, consent or agreement related to any Eunice Lease Document entered into prior to or on the Effective Date, each of which shall be in form and substance reasonably satisfactory to the Administrative Agent (each, a "Eunice Lease Document Amendment" and collectively, the "Eunice Lease Document Amendments").

            (q) Hedging Arrangements. The Borrower and the Guarantors shall have entered into Hydrocarbon Hedge Agreements with counterparties satisfactory to the Administrative Agent and otherwise in form and substance satisfactory to, and covering notional volumes and periods satisfactory to, the Administrative Agent.

      Without limiting the generality of the provisions of Section 2.02(e), for purposes of determining compliance with the conditions specified in this Section 3.01, each Bank that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Bank unless the Administrative Agent shall have received notice from such Bank prior to the proposed Effective Date specifying its objection thereto.

      Section 3.02. Conditions Precedent to All Borrowings. The obligation of each Bank to make an Advance on the occasion of each subsequent Borrowing and of the Issuing Bank to issue, increase, or extend any Letter of Credit shall be subject to the further conditions precedent that on the date of such Borrowing or the issuance, increase, or extension of such Letter of Credit the following statements shall be true (and the giving of the applicable Notice of Borrowing or Letter of Credit Application and the acceptance by the Borrower of the proceeds of such Borrowing or the issuance, increase, or extension of such Letter of Credit shall constitute a representation and warranty by the Borrower that on the date of such Borrowing or the issuance, increase, or extension of such Letter of Credit, such statements are true):

            (a) the representations and warranties made by the Borrower and the Guarantors contained in Article IV hereof and in each of the other Credit Documents are true and correct in all material respects on and as of the date of such Borrowing, or the date of the issuance, increase, or extension of such Letter of Credit, before and after giving effect to such Borrowing or to the issuance, increase, or extension of such Letter of Credit and to the application of the proceeds from such Borrowing, as though made on and as of such date, other than any such representations or warranties that, by the their terms, refer to a specific date, in which case as of such specific date; and

            (b) no Default has occurred and is continuing or would result from such Borrowing, from the application of the proceeds therefrom or from the issuance, increase, or extension of such Letter of Credit.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

      The Borrower represents and warrants as follows:

      Section 4.01. Existence and Power. The Borrower (a) is a limited partnership duly formed, validly existing and in good standing under the laws of Delaware, (b) is duly qualified or licensed as a foreign limited partnership and is in good standing in each jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed, except to the extent that the failure to so qualify or be licensed could not reasonably be expected to have a Material Adverse Effect, and (c) has all requisite limited partnership power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted. Each Subsidiary (a) is duly organized and validly existing in good standing under the laws of the jurisdiction in which it is organized, (b) is duly qualified or licensed as a foreign entity and is in good standing in each jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed, except to the extent that the failure to so qualify or be licensed could not reasonably be expected to have a Material Adverse Effect, and (c) has the corporate, partnership, limited liability company, or similar power to own its respective property and to carry on its respective business as now being conducted. The execution, delivery and performance by each Guarantor of each Credit Document to which it is a party are within such Guarantor's powers and have been duly authorized by all necessary corporate, partnership or limited liability company action by the Guarantors.

      Section 4.02. Authorization. The execution, delivery and performance by the Borrower of this Agreement, each other Credit Document to which the Borrower is or is to be a party, and the consummation of the transactions contemplated hereby and thereby, are within the Borrower's legal powers, have been duly authorized by all necessary partnership action by the Borrower and do not (a) contravene the Borrower Partnership Agreement, (b) violate any applicable Governmental Rule, the violation of which could reasonably be expected to have a Material Adverse Effect, (c) conflict with or result in the breach of, or constitute a default under, any loan agreement, indenture, mortgage, deed of trust or lease, or any other contract or instrument binding on or affecting the Borrower or any Subsidiary or any of their respective properties, the conflict, breach or default of which could reasonably be expected to have a Material Adverse Effect, or (d) result in or require the creation or imposition of any Lien upon or with respect to any of the properties of the Borrower or any Subsidiary, other than Liens permitted under this Agreement. Neither the Borrower nor any Subsidiary is in violation of any such Governmental Rule or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which could reasonably be expected to have a Material Adverse Effect.

      Section 4.03. Governmental Action, Etc. No Governmental Action, and no authorization, approval or other action by, or notice to, any third party, is required for (a) the ownership, operation and maintenance of the Borrower's or its Subsidiaries' Properties, except for such Governmental Action, authorizations, approvals, other actions and notices as have been duly obtained, taken, given or made and are in full force and effect and with which the Borrower and its Subsidiaries are in compliance in all material respects or which the failure to have would not result in a Material Adverse Effect, (b) the due execution, delivery or performance by the Borrower of this Agreement or any other Credit Document to which the Borrower is or is to be a party or (c) the consummation of the transactions contemplated hereby or thereby.

      Section 4.04. Binding Effect. This Agreement has been, and each other Credit Document to which the Borrower is or is to be a party when delivered hereunder will be, duly executed and delivered by the Borrower. Assuming due execution and delivery by the Banks, the Administrative Agent, the Co-Syndication Agents and the Co-Documentation Agents, as applicable, this Agreement is and the other Credit Documents to which the Borrower is or is to be a party when delivered hereunder will be, legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally or by general principles of equity (regardless of whether such enforceability is considered in any proceeding in law or in equity).

      Section 4.05. Financial Statements. The Consolidated balance sheet of the Borrower and its Subsidiaries as of December 31, 2004 and the related Consolidated statements of operations, changes in partners' capital and cash flow for the fiscal year then ended, certified by KPMG LLP and copies of which have been delivered to the Banks, fairly present the Consolidated financial condition of the Borrower as of such date and the results of the operations of the Borrower for such period, all in accordance with GAAP consistently applied. The unaudited consolidated balance sheet of the Borrower and its Subsidiaries dated June 30, 2005, and the related consolidated statements of income or operations, shareholders' equity and cash flows for the fiscal quarter ended on that date (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) fairly present the financial condition of the Borrower and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end audit adjustments. Since December 31, 2004, no Material Adverse Effect has occurred. Neither the Borrower nor any Subsidiary has any material contingent liability except as disclosed in such balance sheet or the notes thereto.

      Section 4.06. Other Information. No written information, exhibit or report furnished by the Borrower or any Subsidiary to the Administrative Agent or any Bank for use in connection with the transactions contemplated by the Credit Documents, taken as a whole with other information, documents, certificates or written statements furnished therewith, contains any material misstatement of fact or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances in which made, not materially misleading.

      Section 4.07. Legal Proceedings. There is no action, suit, investigation, litigation or proceeding affecting the Borrower or any Subsidiary pending or, to the best knowledge of the Borrower, threatened before any Governmental Person, referee or arbitrator that could reasonably be expected to have a Material Adverse Effect.

      Section 4.08. Subsidiaries. As of the Effective Date, the Borrower has no Subsidiaries other than those listed in Schedule 4.08.

      Section 4.09. Trademarks, Etc. Each of the Borrower and its Subsidiaries possesses, or can acquire on reasonable terms, all trademarks, trade names, copyrights and licenses to conduct its business as now operated, other than those which the failure to possess could not reasonably be expected to have a Material Adverse Effect, without any known conflict with the valid trademarks, trade names, copyrights or licenses of others which would be expected to have a Material Adverse Effect.

      Section 4.10. Fire, Etc. Since December 31, 2004, neither the business nor the properties of the Borrower or any Subsidiary has been affected by any fire, explosion, accident, strike, lockout or other labor dispute, or other casualty (whether or not covered by insurance) that could reasonably be expected to have a Material Adverse Effect.

      Section 4.11. Burdensome Agreements. Neither the Borrower nor any Subsidiary is in default under or with respect to any indenture, loan agreement, credit agreement, lease or other agreement or instrument, or subject to any restriction of its constituent documents, that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Credit Document.

      Section 4.12. Taxes. Each of the Borrower and its Subsidiaries has filed, or there has been filed on its behalf, or an extension has been obtained for the filing of, all federal, state and other material tax returns required to be filed before the date of the making of this representation and warranty, and the Borrower and each Subsidiary have paid all Federal, state and other material taxes shown thereon to be due, including interest, additions to taxes and penalties, or have provided adequate reserves in accordance with GAAP for the payment thereof.

      Section 4.13. Public Utility Holding Company Act; Natural Gas Act; Investment Company Act. Neither the Borrower nor any Subsidiary is (a) a "holding company" or a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, (b) subject to the jurisdiction of the Federal Energy Regulatory Commission under the Natural Gas Act of 1938 or (c) an "investment company," or an "affiliated person" of, or a "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940.

      Section 4.14. Regulations T, U and X. No Advance or Letter of Credit will be used to purchase or carry, or to extend credit to others for the purpose of purchasing or carrying, any "margin stock" in violation of Regulations T, U or X of the Board of Governors of the Federal Reserve System.

      Section 4.15. Title to Properties, Etc. Each of the Borrower and its Subsidiaries has good and indefeasible title to all real property and good and valid title to all personal property described in the Borrower's filings pursuant to the Securities Exchange Act of 1934, as amended, as owned by it and its Subsidiaries, free and clear of all liens, claims, security interests, or other encumbrances, except (1) as described, and subject to limitations contained, in the Borrower's filings pursuant to the Securities Exchange Act of 1934, as amended, (2) such as do not materially interfere with the use of such properties taken as a whole as they have been used in the past and are proposed to be used in the future as described in the Borrower's filings pursuant to the Securities Exchange Act of 1934, as amended, except, in each case, for such liens, security interests, claims and encumbrances permitted by Section 6.02.

      Section 4.16. Employee Benefit Plans. Neither the Borrower nor any Subsidiary has any, or has any liability under any previously existing, employee-benefit plan of its own or maintained in common with one or more other Persons, other than as set forth on Schedule 4.16.

      Section 4.17. Environmental Compliance. Except as described in the Borrower's filings pursuant to the Securities Exchange Act of 1934, the Borrower and its Subsidiaries (i) are in compliance with any and all applicable Environmental Laws, (ii) have received all permits required of them under applicable Environmental Laws to conduct their respective businesses, (iii) are in compliance with all terms and conditions of any such permit and (iv) do not have any liability in connection with the release into the environment of any Hazardous Materials, except where such noncompliance with Environmental Laws, failure to receive required permits, failure to comply with the terms and conditions of such permits or liability in connection with such releases would not, individually or in the aggregate, have a Material Adverse Effect.

      Section 4.18. Material Contracts. Neither the Borrower nor any Subsidiary is a party to any contract for the purchase or sale of goods or services that, if cancelled or terminated, would not be replaceable promptly by commercially reasonable substitutes and the loss of which, if not so replaced, could reasonably be expected to have a Material Adverse Effect.

      Section 4.19. Ownership.

            (a) The General Partner is the sole general partner of the Borrower with, as of the date hereof, a 2% general partner interest in the Borrower. No part of the partnership interests in the Borrower is subject to any Lien granted by the General Partner or Crosstex Holdings, L.P., other than preferential rights of the Partners under the Borrower Partnership Agreement.

            (b) As of the date hereof, the equity interests in the Subsidiaries are legally and beneficially owned by the Persons, and by such Persons in the percentages, specified in Schedule 4.08. No part of such equity interests is subject to any Lien, other than in favor of the Collateral Agent.

      Section 4.20. Compliance with Laws. Each of the Borrower and each Subsidiary is in compliance in all material respects with the requirements of all Governmental Rules and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Governmental Rule or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

      Section 4.21. Solvency. The Borrower is, together with its Subsidiaries on a consolidated basis, Solvent.

                                   ARTICLE V

                              AFFIRMATIVE COVENANTS

      So long as any amount under any Credit Document shall remain unpaid, any Letter of Credit shall remain outstanding that has not been Cash Collateralized, or any Bank shall have any Commitment hereunder, the Borrower agrees to comply with the following covenants.

      Section 5.01. Reporting Requirements. The Borrower will furnish to the Administrative Agent and the Banks:

            (a) [Intentionally omitted];

            (b) [Intentionally omitted];

            (c) Quarterly Financials. As soon as available and in any event within 45 days after the end of each of the Borrower's first three fiscal quarters of each fiscal year of the Borrower, an unaudited Consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such quarter and unaudited Consolidated statements of operations, changes in partners' capital and cash flows of the Borrower and its Subsidiaries for the period commencing at the end of the preceding fiscal year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, all in reasonable detail and duly certified (subject to normal year-end audit adjustments and the absence of footnotes) by the chief financial officer, chief accounting officer or Vice President - Finance of the Ultimate General Partner as having been prepared in accordance with GAAP, together with (i) a certificate of said officer stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Borrower proposes to take with respect thereto and (ii) a schedule in reasonable detail showing the computations used by such officer in determining, as of the end of such fiscal quarter, compliance with the covenants contained in Sections
6.13 and 6.14;

            (d) Audited Annual Financials. As soon as available and in any event within 90 days after the end of each fiscal year of the Borrower, audited Consolidated balance sheets of the Borrower and its Subsidiaries as of the end of such fiscal year and audited Consolidated statements of operations, changes in partners' capital and cash flows of the Borrower and its Subsidiaries for such fiscal year, in each case certified without qualification by KPMG LLP or other independent public accountants acceptable to the Administrative Agent, together with (i) (A) a certificate of the chief financial officer, chief accounting officer or Vice President - Finance of the Ultimate General Partner stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Borrower proposes to take with respect thereto and (B) a schedule in reasonable detail showing the computations used by such officer in determining, as of the end of such fiscal year, compliance with the covenants contained in Sections 6.13 and 6.14 and (ii) copies of any material accountant's letters received by management in connection with such accounting firm's findings during its audit of the financial records of the Borrower during, or in respect of, such fiscal year;

            (e) Defaults. Forthwith upon the occurrence of any Default, a certificate of an Responsible Officer setting forth the details thereof and the action that the Borrower is taking or proposes to take with respect thereto;

            (f) Litigation. Promptly after any Responsible Officer becoming aware of the assertion or occurrence thereof, notice of any litigation, judicial reference proceeding, arbitration proceeding or regulatory proceeding affecting the Borrower or any Subsidiary or the property of the Borrower or any Subsidiary, other than any such litigation or proceeding that, if adversely determined, could not reasonably be expected to have a Material Adverse Effect.

            (g) Environmental Proceedings. Promptly after the assertion or occurrence thereof or any Responsible Officer becoming aware of the reasonable likelihood thereof, notice of any Environmental Proceeding against the Borrower or any Subsidiary, or of any noncompliance by the Borrower or any Subsidiary with any Environmental Law or Environmental Permit, that could reasonably be expected to have a Material Adverse Effect;

            (h) SEC Filings. Promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the Borrower, and copies of all annual, regular, periodic and special reports and registration statements which the Borrower may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, and not otherwise required to be delivered to the Administrative Agent pursuant hereto;

            (i) Other Debt. Promptly after the furnishing thereof, copies of any statement or report furnished to any holder of debt securities of the Borrower or any Subsidiary thereof pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to the Banks pursuant to any other clause of this Section 5.01; and

            (j) SEC Investigation. Promptly, and in any event within five Business Days after receipt thereof by the Borrower or any Subsidiary thereof, copies of each notice or other correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of the Borrower or any Subsidiary thereof;

            (k) ERISA Event. Promptly after the assertion or occurrence thereof or any Responsible Officer becoming aware of the reasonable likelihood thereof, notice of the occurrence of any ERISA Event;

            (l) Changes in Reporting Practices. Promptly after the assertion or occurrence thereof or any Responsible Officer becoming aware of the reasonable likelihood thereof, notice of any material change in accounting policies or financial reporting practices by the Borrower or any Subsidiary; and

            (m) Other Information. Promptly upon request, such additional information regarding the financial position or business (including with respect to environmental matters) of the Borrower or any Subsidiary as any Bank may reasonably request from time to time.

      If the certificate containing any computations referred to in clauses (c) or (d) includes Pro Forma EBITDA with respect to the construction of any Property, such certificate shall also certify as to (1) with respect to the first inclusion of Pro Forma EBITDA with respect to the construction of any Property, the Scheduled Completion Date of such construction and (2) thereafter, the Borrower's current good faith estimate of the date upon which such construction will be completed.

      Section 5.02. Preservation of Legal Existence, Etc. The Borrower will preserve and maintain, and cause each Subsidiary to preserve and maintain, its legal existence, rights (charter and statutory) and franchises, except as otherwise permitted by Section 6.03; provided, however, that neither the Borrower nor any Subsidiary shall be required to preserve any such right or franchise if the general partner, board of directors or equivalent body of the Borrower or such Subsidiary determines that the preservation thereof is no longer desirable in the conduct of the business of the Borrower or such Subsidiary, as applicable, and if the loss thereof is not disadvantageous in any material respect to the Banks.

      Section 5.03. Maintenance of Properties, Etc. Except as otherwise permitted by Section 6.04, the Borrower will maintain and preserve, and cause each Subsidiary to maintain and preserve, all of its material properties that are necessary for the conduct of its business in good working order and condition, ordinary wear and tear excepted.

      Section 5.04. [Intentionally omitted].

      Section 5.05. Compliance with Laws, Etc. The Borrower will comply, and cause each Subsidiary to comply, with all Governmental Rules and all contacts, agreements and other instruments the noncompliance with which could reasonably be expected to have a Material Adverse Effect.

      Section 5.06. Payment of Taxes, Etc. The Borrower will pay and discharge, and cause each Subsidiary to pay and discharge, before the same become delinquent, (a) all federal, state and other material taxes, assessments and governmental charges or levies imposed upon or against it or its property and
(b) all material lawful claims that, if unpaid, might by law become a Lien upon its property; provided, however, that neither the Borrower nor any Subsidiary shall be required to pay or discharge any such tax, assessment, charge, levy or claim that is being contested in good faith and, in the case of any such tax, assessment, charge or levy, by proper proceedings and as to which, in all such cases, it is maintaining appropriate reserves in accordance with GAAP.

      Section 5.07. Maintenance of Insurance. The Borrower will maintain, and cause each Subsidiary to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks (a) as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Borrower or such Subsidiary, as applicable, operates and (b) as is reasonably acceptable to the Administrative Agent.

      Section 5.08. Visitation Rights. At any reasonable time and from time to time, upon reasonable notice by the Bank concerned, the Borrower will permit, and cause each Subsidiary to permit, any Bank, and any agents or representatives thereof, to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, the Borrower and its Subsidiaries and to discuss the affairs, finances and accounts of the Borrower and its Subsidiaries with any of their respective officers or directors (or equivalent persons) or, provided the Borrower has been given reasonable opportunity to be present, with their independent certified public accountants; provided, however, that, unless a Default has occurred and is continuing, each Bank's visitation rights shall be limited to not more than two occasions in any calendar year by such Bank.

      Section 5.09. Keeping of Books. The Borrower will keep, and cause each Subsidiary to keep, proper books of record and account in which full and correct entries shall be made of all financial transactions and the Properties and business of the Borrower and each Subsidiary, in accordance with GAAP consistently applied.

      Section 5.10. Transactions with Affiliates. Except for the transactions set forth on Schedule 5.10, the Borrower will conduct, and cause each Subsidiary to conduct, all transactions otherwise permitted under the Credit Documents with any of its Affiliates (other than the Borrower or any Guarantor) on terms that are fair and reasonable and no less favorable to the Borrower or such Subsidiary than it would obtain in a comparable arms'-length transaction with a Person not an Affiliate.

      Section 5.11. Compliance with Environmental Laws. The Borrower will (a) comply, and cause each Subsidiary to comply with all applicable Environmental Laws and Environmental Permits except in such instances in which (i) such requirement of law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted; or (ii) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect, (b) obtain and renew, and cause each Subsidiary to obtain and renew, when needed, all material Environmental Permits necessary for its current operations and currently owned and operated properties that, if not obtained and renewed, would reasonably be expected to have a Material Adverse Effect, (c) conduct, and cause each Subsidiary to conduct, any necessary investigation, study, sampling and testing at properties currently owned and operated by the Borrower or any Subsidiary in accordance with the requirements of all applicable Environmental Laws and (d) undertake, and cause each Subsidiary to undertake, any cleanup, removal, remedial and other action necessary to remove and clean up all Hazardous Materials from any of its currently owned or operated properties, in accordance with the material requirements of all applicable Environmental Laws, the noncompliance with which would reasonably be expected to have a Material Adverse Effect.

      Section 5.12. Environmental Remediation and Indemnification. If at any time any Hazardous Material is discovered on, under or about any Mortgaged Property or any other property owned or operated by the Borrower or any Subsidiary ("Other Property") and failure to remediate the same would cause the Borrower or any Subsidiary to be in violation of any Environmental Law that would reasonably be expected to have a Material Adverse Effect, the Borrower will inform the Administrative Agent of the same and of the Borrower's proposed remediation program, and the Borrower or such Subsidiary will, at no cost and expense to the Collateral Agent, the Administrative Agent or the Banks, and only to the extent of any legal requirement under applicable Environmental Laws for the Borrower or such Subsidiary to do so, remediate or remove such Hazardous Materials from such Mortgaged Property or Other Property or the groundwater underlying such Mortgaged Property or Other Property in accordance with (a) such remediation program as a prudent operator would undertake, (b) the approval of the appropriate Governmental Persons, if any such approval is required under the applicable Environmental Laws, and (c) all applicable Environmental Laws the noncompliance with which would reasonably be expected to have a Material Adverse Effect. The Borrower and any Subsidiary shall have the right to contest any notice or directive by any appropriate Governmental Person to remediate or remove Hazardous Materials from any Mortgaged Property or Other Property so long as the Borrower or such Subsidiary diligently prosecutes such contest to completion and complies with any final order or determination. The Borrower shall be solely responsible for, and will indemnify and hold harmless the Collateral Agent, the Administrative Agent, the Bookrunner, the Lead Arranger, any Co-Syndication Agent, any Co-Documentation Agent and the Banks and their respective directors, officers, employees, agents, successors and assigns from and against, any and all losses, damages, demands, claims, causes of action, judgments, actions, assessments, penalties, costs, expenses and liabilities to the extent that they directly or indirectly arise out of or are attributable to the release of any Hazardous Materials at any Mortgaged Property or Other Property, including the following: (i) all foreseeable and unforeseeable consequential damages; (ii) the costs of any repair, cleanup or detoxification of any Mortgaged Property or Other Property required by any applicable Environmental Laws, and the preparation and implementation of any closure, remedial or other plans required by any applicable Environmental Laws; and (iii) all reasonable costs and expenses incurred by the Collateral Agent, the Administrative Agent or any Bank in connection with clauses (i) and (ii) above, including reasonable attorneys' fees; provided, however, that the Borrower shall not be liable for any of the foregoing if a final, nonappealable judgment by a court of competent jurisdiction finds that such release of Hazardous Materials resulted from the gross negligence or willful misconduct of the Collateral Agent, the Administrative Agent or a Bank. The indemnities provided in this section shall survive the repayment or any other satisfaction of the Obligations of the Borrower under the Credit Documents.

      Section 5.13. Use of Proceeds. The proceeds of Advances will be used by the Borrower (a) to refinance existing Debt to the extent not prohibited hereunder, (b) for capital expenditures, (c) for working capital, including the issuance of Letters of Credit, (d) for Acquisitions, including the El Paso Acquisition, (e) to fund Quarterly Distributions to the extent permitted by
Section 6.06, (f) to pay fees, costs and expenses owed pursuant to this Agreement and the El Paso Acquisition and (f) for other general partnership purposes. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U). No proceeds of the Borrowings will be used to purchase or carry any margin stock in violation of Regulations T, U or X.

      Section 5.14. Clean Down Period. During each calendar year during the term of this Agreement, there shall be a period of fifteen (15) consecutive days (the "Clean Down Period") during which (a) there are no Distribution Loans outstanding and (b) no Distributions Loans will be made.

      Section 5.15. Post-Closing Requirements.

            (a) Within 90 days following the Effective Date, the Borrower and the Guarantors shall execute such Mortgages and other Security Documents as the Collateral Agent may reasonably require to perfect Liens on all material pipeline, gas gathering and processing assets of the Borrower and the Guarantors acquired in connection with the El Paso Acquisition. In connection with the execution and delivery of such Mortgages and other Security Documents, the Borrower and the Guarantors shall deliver to the Collateral Agent such other documents, certificates, opinions and agreements as the Collateral Agent may reasonably request.

            (b) Within 120 days following the Effective Date (or such later date as is acceptable to the Administrative Agent), the Borrower shall deliver to the Administrative Agent, in form and substance satisfactory to Administrative Agent, a copy of the signed order of the Louisiana Public Service Commission authorizing each of the Louisiana Guarantors to execute Guaranties and Security Documents with respect to the Obligations under this Agreement (the "Louisiana Public Service Commission Order"). Notwithstanding anything herein to the contrary, within the 120 day period following the Effective Date (or such later date as is acceptable to the Administrative Agent), the failure to have obtained the Louisiana Public Service Commission Order shall not be considered to be a violation of the representations, warranties and covenants in this Agreement or any of the other Loan Documents so long as the Borrower is diligently pursuing the same.

      Section 5.16. Mortgage Amendments. Upon the earlier to occur of (i) six months prior to the Termination Date or (ii) if the Collateral Agent reasonably believes that failure to execute and deliver such amendments could have a material adverse effect on the rights and remedies of the Banks or the Holders, upon the Collateral Agent's request, the Borrower and the Guarantors, as applicable, shall promptly execute and deliver to the Collateral Agent amendments to each of the existing Mortgages in form and substance reasonably satisfactory to the Collateral Agent, together with such other documents, certificates, opinions and agreements as the Collateral Agent may reasonably request.

                                   ARTICLE VI

                               NEGATIVE COVENANTS

      So long as any amount under any Credit Document shall remain unpaid, any Letter of Credit shall remain outstanding that has not been Cash Collateralized, or any Bank shall have any Commitment, the Borrower agrees to comply with the following covenants.

      Section 6.01. Liens, Etc. The Borrower will not create, incur, assume or suffer to exist, or permit any Subsidiary to create, incur, assume or suffer to exist, any Lien, or enter into any agreement with any other Person not to create any Lien, on or with respect to any of its properties of any character (including accounts receivable) whether now owned or hereafter acquired, or sign or file, or permit any Subsidiary to sign or file, under the Uniform Commercial Code of any jurisdiction, a financing statement that names the Borrower or any Subsidiary as debtor (except in connection with true leases), or sign, or permit any Subsidiary to sign, any security agreement authorizing any secured party thereunder to file such a financing statement (except in connection with true leases), excluding, however, from the operation of the foregoing restrictions the following:

            (a) Liens created by the Security Documents;

            (b) Permitted Liens;

            (c) Liens securing obligations of such Person as lessee under Capital Leases permitted by Section 6.02(f); and

            (d) purchase-money Liens on property acquired or held by the Borrower or any Subsidiary in the ordinary course of business, to secure the purchase price of such property or to secure Debt incurred solely for the purpose of financing the acquisition of such property to be subject to such Liens, or Liens existing on any such property at the time of acquisition thereof (or at the time the Borrower acquires the Subsidiary owning such property), or renewals or refinancings of any of the foregoing Liens for the same or a lesser amount; provided, however, that (i) no such Lien may extend to or cover any property other than the property being acquired and improvements and accessions thereto and proceeds thereof, (ii) no such renewal or refinancing may extend to or cover any property not previously subject to the Lien being renewed or refinanced, (iii) the Debt secured thereby does not exceed the cost or fair market value, whichever is lower, of the property being acquired on the date of acquisition and (iv) the aggregate principal amount of Debt at any time outstanding secured by such Liens may not exceed the amount permitted by paragraph 6.02(g);

            (e) the negative pledge contained in the Note Agreement and the negative pledge contained in any agreement, instrument or document executed at any time in connection with Debt permitted by Section 6.02(k); provided that any such negative pledge in connection with Debt permitted by Section 6.02(k) shall not place any restriction on the creation or existence of any Lien now or hereafter securing the Obligations or, as a result of the creation or existence of any Lien securing the Obligations, cause or require the creation of any Lien securing such Debt;

            (f) options, put and call arrangements, rights of first refusal, setoff rights and customary limitations and restrictions constituting negative pledges contained in, and limited to, specific leases, licenses, conveyances, partnership agreements and co-owners' agreements, and similar conveyances and agreements to the extent that any such Lien referred to in this clause does not materially impair the use of the Property covered by such Lien for the purposes for which such Property is held or materially impair the value of such Property subject thereto;

            (g) Liens incurred in the ordinary course of business of the Borrower or any Subsidiary with respect to obligations (other than Debt for borrowed money) that do not exceed $5,000,000 at any one time outstanding;

            (h) licenses or leases or subleases as licensor, lessor or sublessor of any of its Property, including intellectual property, in the ordinary course of business;

            (i) Liens represented by the escrow of cash or Permitted Investments securing the obligations of the Borrower or any Subsidiary under any agreement to acquire, or pursuant to which it acquired, any Property, which Liens secure the obligations of the Borrower or such Subsidiary to the seller of such Property, provided that such acquisition is permitted pursuant to the terms of this Agreement;

            (j) any Lien permitted by any Mortgage;

            (k) Liens on assets pursuant to merger agreements, stock or asset purchase agreements and similar agreements in respect of the disposition of such assets, provided that such merger agreement, stock or asset purchase agreement or similar agreement in respect of the disposition of such asset is permitted pursuant to the terms of this Agreement; and

            (l) the negative pledge contained in the Promissory Note of Crosstex Louisiana Energy, L.P. dated April 2, 2004, payable to the order of Borrower.

      Section 6.02. Debt. The Borrower will not create, incur, assume or suffer to exist, or permit any Subsidiary to create, incur, assume or suffer to exist, any Debt other than the following:

            (a) Debt under the Credit Documents;

            (b) Debt existing on the date of this Agreement and described in
Schedule 6.02, including renewals and refinancings of such Debt, so long as the principal amount thereof is not increased (other than to pay any associated premiums, fees and expenses);

            (c) Debt under one or more Interest Rate Contract or Hydrocarbon Hedge Agreement (provided that the parties to this Agreement hereby agree that the obligations of the Borrower to the Banks in respect of any Interest Rate Contract or Hydrocarbon Hedge Agreement are secured by the Security Documents, but only, with respect to each such Bank, if and so long as such Bank remains a
Bank);

            (d) Debt in respect of endorsement of negotiable instruments in the ordinary course of business;

            (e) Debt between the Borrower and any Subsidiary or between Subsidiaries, provided that (i) such Debt is noted on the books and records of the Borrower and its Subsidiaries and (ii) in the case of any Debt owed by the Borrower to any Subsidiary that is not a Guarantor, such Debt is subordinated to the Obligations of the Borrower under the Credit Documents on terms and conditions, and pursuant to documentation, in form and substance satisfactory to the Administrative Agent in its sole reasonable discretion;

            (f) Debt in respect of Capital Leases not exceeding $30,000,000 in aggregate amount equivalent to principal at any time outstanding;

            (g) Debt secured by Liens permitted by Section 6.01(d), not exceeding $30,000,000 in aggregate principal amount at any time outstanding;

            (h) if any lease pursuant to the Eunice Lease Documents is treated under GAAP as a Capital Lease, then, any such Debt which may be attributable to the Eunice Lease Documents;

            (i) unsecured Debt in addition to Debt otherwise permitted herein, not exceeding $30,000,000 in aggregate principal amount at any time outstanding;

            (j) Debt under the Note Agreement in an aggregate principal amount not to exceed $200,000,000; and

            (k) unsecured Funded Debt of the Borrower and/or a Finance Entity and/or any unsecured guaranty by the Borrower or any Guarantor of such Funded Debt of the Borrower or any Affiliate of the Borrower; provided that (i) the Borrower is in compliance with Section 6.14 immediately after giving effect to the incurrence of any such Funded Debt or guaranty determined based upon the outstanding amount of Funded Debt of the Borrower and its Subsidiaries on a Consolidated basis immediately after giving effect to such incurrence, EBITDA for the four fiscal quarters most recently ended on or before the date of such incurrence and the maximum Leverage Ratio allowed as of the end of the fiscal quarter most recently ended on or prior to the date of such incurrence (and in the case of any guaranty of Funded Debt of the Borrower or any other Affiliate of the Borrower, the aggregate amount of such Funded Debt so guaranteed shall be "Funded Debt" of the Borrower for purposes of calculating the Leverage Ratio),
(ii) such Funded Debt does not impose any financial or other "maintenance" covenants on the Borrower or any of the Subsidiaries that are more onerous than the covenants set forth in this Agreement, (iii) such Funded Debt shall not require any scheduled payment on account of principal (whether by redemption, purchase, retirement, defeasance, set-off or otherwise) prior to the Termination Date and (iv) such Funded Debt shall contain terms and conditions that are customary for such transactions.

      Section 6.03. Mergers, Acquisitions, Etc. The Borrower will not merge or consolidate with or into, or sell, lease, transfer or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its Property (whether now owned or hereafter acquired) to, or enter into any Acquisition, or permit any Subsidiary to do any of the foregoing, except for the following:

            (a) so long as no Default has occurred and is continuing or would be caused thereby, the Borrower or any Subsidiary may make any Acquisition; provided, however, that any such Acquisition shall be permitted only if, (i) before the effectiveness of such Acquisition and to the extent required by the Majority Banks, the Borrower delivers to the Collateral Agent (A) guaranties, mortgages, deeds of trust, security agreements, releases, UCC financing statements and UCC terminations, duly executed by the parties thereto, in form and substance satisfactory to the Collateral Agent and accompanied by UCC searches, title investigations and legal opinions (except with respect to priority) demonstrating that, upon the effectiveness of such Acquisition and the recording and filing of any necessary documentation, the Collateral Agent will have an Acceptable Security Interest on the Property to be acquired and (B) evidence of company authority to enter into and environmental assessments with respect to such Acquisition; (ii) the Borrower or such Guarantor is the acquiring or surviving entity; (iii) no Default or Event of Default exists and the Acquisition would not reasonably be expected to cause a Default or Event of Default; (iv) after giving effect to such Acquisition on a pro forma basis, the Borrower would have been in compliance with all of the covenants contained in this Agreement, including, without limitation, Sections 6.13 and 6.14 as of the end of the most recent fiscal quarter, (v) the acquisition target is in the same or similar line of business as Borrower and its Subsidiaries, (vi) the terms of
Section 6.10 are satisfied, and (vii) the aggregate amount of cash, Permitted Investments and the remaining unused portion of the aggregate Commitments is sufficient to fund such Acquisition;

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

            (b) so long as no Default has occurred and is continuing or would be caused thereby, any Subsidiary may sell or otherwise transfer all of its Property to, or merge into or consolidate with, any other Subsidiary or the Borrower; provided, however, that any such disposition, merger or consolidation shall be permitted only if, before the effectiveness of such disposition, merger or consolidation and to the extent reasonably required by the Administrative Agent, the Borrower delivers to the Collateral Agent documents of the type described in the proviso to clause (a) above;

            (c) so long as no Default has occurred and is continuing or would be caused thereby, any Subsidiary of the Borrower may sell or otherwise transfer all of its Property to, or merge into or consolidate with, any other Person so long as such transaction is not prohibited by Section 6.04;

            (d) any Subsidiary of the Borrower may dissolve so long as all of its Property is distributed to the Borrower or a Subsidiary; provided that if such dissolving Subsidiary is a Guarantor, all of its Property shall be distributed to the Borrower or another Guarantor;

            (e) the Borrower and its Subsidiaries may acquire Property in the ordinary course of business; and

            (f) the El Paso Acquisition.

      Section 6.04. Sales, Etc. of Property. The Borrower will not sell, lease, transfer or otherwise dispose of, or permit any Subsidiary to sell, lease, transfer or otherwise dispose of, any of its Property, except for the following:

            (a) sales of inventory in the ordinary course of business;

            (b) sales, leases, transfers and other dispositions in the ordinary course of business of worn-out or other Property that is no longer useful in the conduct of the business of the Borrower or any Subsidiary;

            (c) liquidations or other dispositions of cash and Permitted Investments;

            (d) so long as no Default has occurred and is continuing or would be caused thereby, sales and other transfers of Property from the Borrower or any Subsidiary to the Borrower or to any other Subsidiary; provided, however, that any such sale or other transfer of real property or equity interests shall be permitted only if, before the effectiveness of such sale or other transfer and to the extent required by the Majority Banks, the Borrower delivers to the Collateral Agent documents of the type described in the proviso to Section 6.03(a);

            (e) sales of Property resulting from the condemnation thereof;

            (f) sales or discounts of overdue accounts receivable in the ordinary course of business, in connection with the compromise or collection thereof; and

            (g) so long as no Default has occurred and is continuing or would be caused thereby, sales, leases, transfers and other dispositions of Property for consideration not exceeding

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

$30,000,000 in the aggregate in any fiscal year of the Borrower, provided that the Net Cash Proceeds thereof are used to prepay the Advances to the extent required by Section 2.04(b).

      Section 6.05. Investments in Other Persons. The Borrower will not make, or permit any Subsidiary to make, any loan or advance to any Person, or purchase or otherwise acquire, or permit any Subsidiary to purchase or otherwise acquire, any equity interests, warrants, rights, options, obligations or other securities of, make any capital contribution to, or otherwise invest in, any Person (all of the foregoing collectively called "Investments"); provided, however, that nothing in this section shall prevent the Borrower or any Subsidiary from doing any of the following:

            (a) Investments existing on the date of this Agreement and described in Schedule 6.05;

            (b) Investments in the Borrower and its Subsidiaries existing on the Effective Date;

            (c) Investments after the Effective Date in Subsidiaries that are not Guarantors in an amount not to exceed $25,000,000;

            (d) Investments in the Borrower and the Guarantors;

            (e) acquiring Permitted Investments;

            (f) generating and holding accounts receivable in the ordinary course of business;

            (g) so long as no Default has occurred and is continuing or would be caused thereby, making Investments in Persons that will not be Subsidiaries of the Borrower, for consideration not exceeding $15,000,000 in the aggregate during the term of this Agreement;

            (h) Investments permitted by Section 6.03(a);

            (i) acquiring Investments in connection with (i) the bankruptcy or reorganization of suppliers and customers or (ii) the settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

            (j) so long as no Default has occurred and is continuing or would be caused thereby, making loans and advances to officers or employees of the Borrower or any Subsidiary, provided that the aggregate principal amount of such loans and advances, other than loans for the purpose of financing the purchase of common units, subordinated units or other equity securities in the Borrower, shall not exceed $1,000,000 in aggregate principal amount at any time outstanding; and

            (k) the El Paso Acquisition.

      Section 6.06. Distributions, Etc. The Borrower will not pay any management fee or similar fee of any sort to any Affiliate thereof or to any other Person, declare or pay any

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

dividends or distributions, purchase, redeem, retire, defease or otherwise acquire for value any of its equity interests or any warrants, rights or options to acquire such equity interests, now or hereafter outstanding, return any capital to its equity-holders as such, or make any distribution of Property, equity interests, warrants, rights, options, obligations or securities to its equity-holders as such, or permit any Subsidiary to purchase, redeem, retire, defease or otherwise acquire for value any equity interests in the Borrower or any warrants, rights or options to acquire such equity interests or to pay any such fee, except for the following:

            (a) the Borrower and any Subsidiary may pay any management fee or similar fee of any sort to any Affiliate of the Borrower or its Subsidiaries pursuant to the Borrower Partnership Agreement, the CESL Partnership Agreement or the Omnibus Agreement;

            (b) provided that no Default has occurred and is continuing or would be caused thereby, the Borrower may declare and pay Quarterly Distributions;

            (c) the Borrower may pay Quarterly Distributions within 60 days after the date of declaration thereof if, at the date of declaration, such payment would comply with clause (b) of this Section 6.06;

            (d) the Borrower and its Subsidiaries may declare and pay dividends and other distributions payable solely in Equity Interests; and

            (e) any Subsidiary may pay dividends, or make other distributions, to the Borrower or to any wholly-owned Subsidiary of the Borrower.

      Section 6.07. Change in Nature of Business. The Borrower will not make, or permit any Subsidiary to make, any material change in the nature of their collective businesses as carried on as of the date hereof.

      Section 6.08. ERISA Plans. The Borrower will not establish, maintain or contribute to, or permit any ERISA Affiliate to establish, maintain or contribute to, any Plan, and the Borrower will not become obligated to, or permit any Subsidiary to become obligated to, contribute to any Multiemployer Plan.

      Section 6.09. Accounting Changes. The Borrower will not make or permit, or permit any Subsidiary to make or permit, any change in (a) any of its accounting policies affecting the presentation of financial statements or reporting practices, except as required or permitted by GAAP, or (b) its fiscal year.

      Section 6.10. Creation of Material Subsidiaries. The Borrower will not create, or permit any Subsidiary to create, any Material Subsidiary unless within 15 days after the formation of such Subsidiary and to the extent reasonably required by the Majority Banks, such Subsidiary delivers to the Administrative Agent (or the Collateral Agent, as appropriate) guaranties, mortgages, deeds of trust, security agreements, releases, UCC financing statements, and UCC terminations, duly executed by the parties thereto, in form and substance reasonably satisfactory to the Administrative Agent or the Collateral Agent, as the case may be, and accompanied by UCC searches, title investigations and legal opinions (except with respect to priority) demonstrating that, upon the recording and filing of any necessary documentation, the Collateral Agent will have an Acceptable Security Interest on the Property of such Material Subsidiary.

      Section 6.11. Commodity Contracts. The Borrower will not, and will not permit any Subsidiary to, enter into, assume or otherwise acquire an interest in
(a) any contract or other obligation to purchase or sell any natural gas or other commodities or goods, or any hedged or unhedged commodity futures contract, option or other derivative contract, that in any case would result in the Borrower or such Subsidiary having an "open" or "uncovered" position in natural gas or other commodities or goods, or in any derivative of any thereof, exceeding $500,000 in the aggregate at the end of any day or (b) any other futures or derivatives contract or obligation for speculative purposes.

      Section 6.12. [Intentionally Omitted].

      Section 6.13. Interest Charge Coverage Ratio. The Borrower shall not, as of the end of any fiscal quarter, permit the Interest Charge Coverage Ratio for the Borrower and its Subsidiaries on a Consolidated basis to be less than 3.00 to 1.00.

      Section 6.14. Leverage Ratio. The Borrower shall not, as of the end of any fiscal quarter, permit the Leverage Ratio for the Borrower and its Subsidiaries on a Consolidated basis to be greater than (i) 5.25 to 1.00 for any fiscal quarter ending during the period commencing on the Effective Date and ending March 31, 2006, (ii) 4.75 to 1.00 for any fiscal quarter ending during the period commencing on April 1, 2006 and ending on September 30, 2006 and (iii)
4.00 to 1.00 for any fiscal quarter ending thereafter; provided, however, that during an Acquisition Adjustment Period occurring after the Closing Leverage Period, the Leverage Ratio shall not be greater than 4.75 to 1.00. Notwithstanding anything to the contrary in this Section 6.14, if, immediately subsequent to an Equity Issuance by the Borrower or any of its Subsidiaries, the Leverage Ratio for the Borrower and its Subsidiaries on a Consolidated Basis shall be less than 4.00 to 1.00, then the Borrower shall not, as of the end of any fiscal quarter ending from the date of such Equity Issuance to September 30, 2006, permit the Leverage Ratio for the Borrower and its Subsidiaries on a Consolidated basis to be greater than 4.00 to 1.00 for such fiscal quarter except in connection with the occurrence of any Acquisition Adjustment Period.

      Section 6.15. [Intentionally Omitted].

      Section 6.16. Amendment of Partnership Agreements. The Borrower shall not amend, modify or supplement (a) the definition of "Available Cash" in the Borrower Partnership Agreement or increase the amount of any management fee or similar fee of any sort to payable any Affiliate of the Borrower or its Subsidiaries (other than the Borrower and its Subsidiaries) without the prior written consent of the Majority Banks or (b) any other provision of the Borrower Partnership Agreement if such amendment, modification or supplement would be materially adverse to the interests of the Banks without the prior written consent of the Majority Banks. The Borrower shall not amend, modify or supplement (a) the definition of "Available Cash" in the CESL Partnership Agreement or increase the amount of any management fee or similar fee of any sort payable to any Affiliate of the Borrower or its Subsidiaries (other than the Borrower and its Subsidiaries) without the prior written consent of the Majority Banks or (b) any other provision of the CESL Partnership Agreement if such amendment, modification or supplement would be materially adverse to the interests of the Banks without the prior written consent of the Majority Banks. The Borrower shall not increase the amount of any management fee or similar fee of any sort payable to any Affiliate of the Borrower or its Subsidiaries (other than the Borrower and its Subsidiaries) under the Omnibus Agreement without the prior written consent of the Majority Banks.

      Section 6.17. Note Agreement. The Borrower may not make any optional or scheduled payments or prepayments on account of principal (whether by redemption, purchase, retirement, defeasance, set-off or otherwise) in respect of the Private Notes prior to the Termination Date. The Borrower shall not amend, supplement or otherwise modify the terms of the Note Agreement without the prior written consent of the Majority Banks, which consent will not be unreasonably withheld, which has the effect of (a) increasing the outstanding principal amount of the Note Obligations above $200,000,000, (b) increasing the rate of interest except with respect to imposing the default rate as provided for in the Note Agreement on the date hereof or any fees charged on the Note Obligations or (c) any other provision of the Note Agreement if such amendment, modification or supplement would be materially adverse to the interests of the Banks without the prior written consent of the Majority Banks.

      Section 6.18. [Intentionally Omitted].

      Section 6.19. Other Debt. The Borrower may not make any optional or scheduled payments or prepayments on account of principal (whether by redemption, purchase, retirement, defeasance, set-off or otherwise) in respect of any unsecured Funded Debt incurred pursuant to Section 6.02(k) prior to the Termination Date, other than principal payments not exceeding $7,500,000 in the aggregate over the term of this Agreement. The Borrower shall not amend, supplement or otherwise modify the terms of any Funded Debt incurred under
Section 6.02(k) if such amendment, supplement or other modification would not be permitted by the terms of Section 6.02(k) without the prior written consent of the Majority Banks, which consent will not be unreasonably withheld.

      Section 6.20. Eunice Lease Documents. The Borrower will not, and will not permit any Subsidiary to, make any optional payments or prepayments on account of principal (whether by redemption, purchase, retirement, defeasance, set-off or otherwise) in respect of any obligations under the Eunice Lease Documents, unless (a) no Default or Event of Default exists and such payment would not reasonably be expected to cause a Default or Event of Default, (b) after giving effect to such payment on a pro forma basis, the Borrower would have been in compliance with all of the covenants contained in this Agreement, including, without limitation, Sections 6.13 and 6.14 as of the end of the most recent fiscal quarter, and (c) the aggregate amount of cash, Permitted Investments and the remaining unused portion of the aggregate Commitments is sufficient to make such payment. The Borrower shall not, and shall not permit any Subsidiary to, amend, supplement or otherwise modify the terms of any Eunice Lease Document if such amendment, modification or supplement would be materially adverse to the interests of the Borrower or the Banks without the prior written consent of the Majority Banks, provided that the Borrower or any of its Subsidiaries may enter into the Eunice Lease Document Amendments referred to in Section 3.01(p).

                                  ARTICLE VII

                                    REMEDIES

      Section 7.01. Events of Default. The occurrence of any of the following events shall constitute an "Event of Default" under any Credit Document:

            (a) Payment. The Borrower shall fail to (i) pay any principal of any Advance or any L/C Borrowing when the same becomes due and payable, (ii) pay any interest on any Note or any fee owing in connection with the Obligations, this Agreement or any of the other Credit Documents within three Business Days after the same becomes due and payable or (iii) pay any other amount owing in connection with the Obligations, this Agreement or any of the other Credit Documents within five Business Days after the same becomes due and payable;

            (b) Representation and Warranties. Any representation or warranty made or deemed to be made by the Borrower, the General Partner, any Guarantor or any Subsidiary, or by any officer of any thereof, under or in connection with any Credit Document shall prove to have been incorrect in any material respect when made or deemed to be made;

            (c) Covenant Breaches. The Borrower fails to perform or observe any term, covenant or agreement contained in Sections 5.02, 5.13 or Article VI of this Agreement; or the Borrower, any Guarantor or any Subsidiary fails to perform or observe any other term, covenant or agreement contained in any Credit Document on its part to be performed or observed, and such failure remains unremedied for 30 days after written notice thereof has been given to the Borrower, such Guarantor or such Subsidiary, as applicable, by the Administrative Agent;

            (d) Cross-Defaults. The Borrower or any Material Subsidiary fails to pay any principal of any Debt thereof (excluding the Obligations of the Borrower hereunder) that is outstanding in a principal amount of at least $20,000,000 in the aggregate, or any interest or premium thereon, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration demand or otherwise), and such failure continues after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; any other event occurs or condition exists under any agreement or instrument relating to any such Debt and continues after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt is declared to be due and payable or is required to be prepaid, redeemed, purchased or defeased (other than by a regularly scheduled required prepayment, redemption, purchase or defeasance), or an offer to prepay, redeem, purchase or defease such Debt is required to be made, in each case before the stated maturity thereof;

            (e) Insolvency. The Borrower or any Material Subsidiary generally does not pay its debts as such debts become due, admits in writing its inability to pay its debts generally or makes a general assignment for the benefit of creditors; any proceeding is instituted by the Borrower or any Material Subsidiary seeking to adjudicate it a bankrupt or insolvent, seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for any substantial part of its property; any proceeding is instituted against the Borrower or any Material Subsidiary seeking to adjudicate it a bankrupt or insolvent, seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for any substantial part of its property, and either such proceeding remains undismissed or unstayed for a period of 60 days or any of the actions sought in such proceeding (including the entry of an order for relief against the Borrower or such Material Subsidiary, as applicable, or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property) occurs; or the Borrower or any Material Subsidiary takes any action to authorize any of the actions set forth above in this Section 7.01(e);

            (f) Judgments.

                  (i) Any judgment or order for the payment of money in excess of $20,000,000 is rendered against the Borrower or any Material Subsidiary by a court of competent jurisdiction, and either (a) enforcement proceedings are commenced by any creditor upon such judgment or order or (b) there is any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, is not in effect, unless such judgment or order has been vacated, satisfied, dismissed, or bonded pending appeal or, in the case of a judgment or order the entire amount of which is covered by insurance (subject to applicable deductibles), is the subject of a binding agreement with the plaintiff and the insurer covering payment therefor; or

                  (ii) any nonmonetary judgment or order is rendered against the Borrower or any Material Subsidiary that could reasonably be expected to have a Material Adverse Effect, and there is any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, is not in effect;

            (g) [Intentionally deleted];

            (h) Credit Documents. Any material provision of any Credit Document for any reason ceases to be valid and binding on, or enforceable against, the Borrower or any Material Subsidiary, as applicable (except (i) pursuant to the terms of such Credit Document, (ii) as permitted by this Agreement (including, without limitation, Sections 6.04 and 9.18 hereof or (iii) to the extent such provision is released in writing by the Administrative Agent), or the Borrower or any Material Subsidiary, as applicable, so states in writing;

            (i) Security Documents. Any Security Document for any reason (except pursuant to the terms hereof (including, without limitation, Sections 6.04 and 9.18 hereof) or thereof) ceases to create an Acceptable Security Interest on any material portion of the Collateral purported to be covered by such Security Document, and the same, if curable, is not cured within 15 days after the Administrative Agent notifies the Borrower or the affected Subsidiary, as applicable, of the same; or

            (j) Change of Control. A Change of Control shall occur.

      Section 7.02. Optional Acceleration of Maturity. If any Event of Default (other than an Event of Default pursuant to paragraph (e) of Section 7.01 with respect to the Borrower) shall have occurred and be continuing, then, and in any such event,

            (a) the Administrative Agent (i) shall at the request, or may with the consent, of the Majority Banks, by notice to the Borrower, declare the obligation of each Bank and the Issuing Bank to make extensions of credit hereunder, including the making of Advances and issuing of Letters of Credit, to be terminated, whereupon the same shall forthwith terminate or (ii) shall, at the request, or may with the consent, of the Majority Banks, by notice to the Borrower, declare all principal, interest, fees, reimbursements, indemnifications and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Notes (if any), all such principal, interest, and other amounts shall become and be forthwith due and payable in full, without presentment, demand, protest or further notice of any kind (including, without limitation, any notice of intent to accelerate or notice of acceleration), all of which are hereby expressly waived by the Borrower;

            (b) the Borrower shall, on demand of the Administrative Agent at the request or with the consent of the Majority Banks, deposit with the Administrative Agent Cash Collateral in an amount of cash equal to the Letter of Credit Exposure as security for the Obligations; and

            (c) the Administrative Agent shall at the request or may with the consent of the Majority Banks proceed to enforce its rights and remedies under the Security Documents, the Guaranties, and any other Credit Documents for the ratable benefit of the Creditors (as defined in the Intercreditor Agreement) by appropriate proceedings.

      Section 7.03. Automatic Acceleration of Maturity. If any Event of Default pursuant to paragraph (e) of Section 7.01 shall occur with respect to the Borrower,

            (a) (i) the obligation of each Bank and the Issuing Bank to make extensions of credit hereunder, including making Advances and issuing Letters of Credit, shall immediately and automatically be terminated and (ii) all principal, interest, fees, reimbursements, indemnifications, and all other amounts payable under this Agreement, the Notes, and the other Credit Documents shall immediately and automatically become and be due and payable in full, without presentment, demand, protest or any notice of any kind (including, without limitation, any notice of intent to accelerate or notice of acceleration), all of which are hereby expressly waived by the Borrower; and

            (b) the Borrower shall deposit with the Administrative Agent Cash Collateral in an amount of cash equal to the outstanding Letter of Credit Exposure as security for the Obligations; and

            (c) the Administrative Agent shall at the request and may with the consent of the Majority Banks proceed to enforce its rights and remedies under the Security Documents, the Guaranties and any other Credit Document for the ratable benefit of the Creditors by appropriate proceedings.

      Section 7.04. Non-exclusivity of Remedies. No remedy conferred upon the Administrative Agent or any Bank is intended to be exclusive of any other remedy, and each remedy shall be cumulative of all other remedies existing by contract, at law, in equity, by statute or otherwise.

      Section 7.05. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent and each Bank is hereby authorized at any time and from time-to-time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Administrative Agent or any such Bank to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement, any Notes held by such Bank, and the other Credit Documents, irrespective of whether or not the Administrative Agent or such Bank shall have made any demand under this Agreement, any Note, or such other Credit Documents, and although such obligations may be unmatured. The Administrative Agent and each Bank agrees to promptly notify the Borrower after any such set-off and application made by the Administrative Agent or such Bank, provided that the failure to give the notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and the Banks under this Section are in addition to any other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent or the Banks may have.

      Section 7.06. Application of Collateral. The proceeds of any sale, or other realization upon all or any part of the Collateral (as defined in each of the Security Documents) shall be applied by the Administrative Agent in accordance with the terms of the Intercreditor Agreement; provided, however that if the Intercreditor Agreement has been terminated, the Administrative Agent shall apply such proceeds in the following order:

      first, to payment of the reasonable expenses of sale or other realization of such Collateral, including reasonable compensation to the Administrative Agent and its agents and counsel;

      second, to the payment of all reasonable expenses, liabilities, and advances incurred or made by the Administrative Agent in connection therewith, and to the ratable payment of any other unreimbursed reasonable expenses for which the Administrative Agent or any Bank is to be reimbursed pursuant to the terms hereof or any other Credit Document;

      third, to the ratable payment of accrued but unpaid agent's fees, commitment fees, letter of credit fees, and fronting fees owing to the Administrative Agent, the Issuing Bank, and the Banks in respect of the Advances and Letters of Credit under this Agreement and the Notes;

      fourth, to the ratable payment of accrued but unpaid interest on the Advances owing under this Agreement; and

      fifth, to the ratable payment of all other Obligations which relate to the Advances, Letters of Credit, any Interest Rate Contract between the Borrower or any Subsidiary and a Bank or an Affiliate thereof, or any Hydrocarbon Hedge Agreement between the Borrower or any Subsidiary and a Bank or an Affiliate thereof and which are owing to the Administrative Agent, the Collateral Agent, the Banks and their Affiliates.

      Any surplus of such cash or cash proceeds held by the Administrative Agent and remaining after the payment in full of all the Obligations shall be promptly paid over to the Borrower or to whoever may be lawfully entitled to receive such surplus.

                                  ARTICLE VIII

                THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT

      Section 8.01. Appointment and Authority. Each of the Banks and the Issuing Bank hereby irrevocably appoints Bank of America to act on its behalf as the Administrative Agent and Collateral Agent hereunder and under the other Credit Documents and authorizes the Agents to take such actions on its behalf and to exercise such powers as are delegated to the Agents by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Agents, the Banks and the Issuing Bank, and neither the Borrower nor any other Guarantor shall have rights as a third party beneficiary of any of such provisions.

      Section 8.02. Rights as a Bank. The Person serving as the Agents hereunder shall have the same rights and powers in its capacity as a Bank as any other Bank and may exercise the same as though it were not an Agent and the term "Bank" or "Banks" shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Agents hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not an Agent hereunder and without any duty to account therefor to the Banks.

      Section 8.03. Exculpatory Provisions. The Agents shall not have any duties or obligations except those expressly set forth herein and in the other Credit Documents. Without limiting the generality of the foregoing, the Agents:

            (a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

            (b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Credit Documents that such Agent is required to exercise as directed in writing by the Majority Banks (or such other number or percentage of the Banks as shall be expressly provided for herein or in the other Credit Documents), provided that the Agents shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Agent to liability or that is contrary to any Credit Document or applicable law; and

            (c) shall not, except as expressly set forth herein and in the other Credit Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Agent or any of its Affiliates in any capacity.

      The Agents shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Majority Banks (or such other number or percentage of the Banks as shall be necessary, or as the Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 9.01 and 7.02) or (ii) in the absence of its own gross negligence or willful misconduct. The Agents shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Agent by the Borrower, a Bank or the Issuing Bank. Upon the receipt of such notice by the Administrative Agent, the Administrative Agent shall promptly notify the Banks of the Default described in such notice.

      The Agents shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Credit Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Credit Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article III or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Agent.

      Section 8.04. Reliance by Agents. The Agents shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Agents also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of an Advance, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Bank or the Issuing Bank, the Agents may presume that such condition is satisfactory to such Bank or the Issuing Bank unless the Agent shall have received notice to the contrary from such Bank or the Issuing Bank prior to the making of such Advance or the issuance of such Letter of Credit. The Agents may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

      Section 8.05. Delegation of Duties. The Agents may perform any and all of its duties and exercise its rights and powers hereunder or under any other Credit Document by or through any one or more sub-agents appointed by the Agent. The Agents and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Agents and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Agent.

      Section 8.06. Resignation of Administrative Agent. The Administrative Agent may at any time give notice of its resignation to the Banks, the Issuing Bank and the Borrower. Upon receipt of any such notice of resignation, the Majority Banks shall have the right, in consultation with the Borrower, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Majority Banks and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may on behalf of the Banks and the Issuing Bank, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that if the Administrative Agent shall notify the Borrower and the Banks that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (a) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Credit Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Banks or the Issuing Bank under any of the Credit Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (b) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Bank and the Issuing Bank directly, until such time as the Majority Banks appoint a successor Administrative Agent as provided for above in this Section. Upon the acceptance of a successor's appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Credit Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Administrative Agent's resignation hereunder and under the other Credit Documents, the provisions of this Article and Section 9.04 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.

      Any resignation by Bank of America as Administrative Agent pursuant to this Section shall also constitute its resignation as Issuing Bank and Collateral Agent. Upon the acceptance of a successor's appointment as Administrative Agent hereunder, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Issuing Bank and Collateral Agent, (b) the retiring Issuing Bank and Collateral Agent shall be discharged from all of their respective duties and obligations hereunder or under the other Credit Documents, and (c) the successor Issuing Bank shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangement satisfactory to the retiring Issuing Bank to effectively assume the obligations of the retiring Issuing Bank with respect to such Letters of Credit.

      Section 8.07. Non-Reliance on Agents and Other Banks. Each Bank and the Issuing Bank acknowledges that it has, independently and without reliance upon the Agents or any other Bank or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank and the Issuing Bank also acknowledges that it will, independently and without reliance upon the Agents or any other Bank or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Credit Document or any related agreement or any document furnished hereunder or thereunder.

      Section 8.08. No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the Bookrunner, Lead Arranger, any Co-Syndication Agent or any Co-Documentation Agent listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Credit Documents, except in its capacity, as applicable, as an Agent, a Bank or the Issuing Bank hereunder.

      Section 8.09. Administrative Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Borrower or any Guarantor, the Administrative Agent (irrespective of whether the principal of any Advance or Letter of Credit Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise

            (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Advances, Letter of Credit Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Banks, the Issuing Bank and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Banks, the Issuing Bank and the Administrative Agent and their respective agents and counsel and all other amounts due the Banks, the Issuing Bank and the Administrative Agent under Sections 2.13, 2.06 and 9.04) allowed in such judicial proceeding; and

            (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Bank and the Issuing Bank to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Banks and the Issuing Bank, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.06 and 9.04.

      Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Bank or the Issuing Bank any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Bank or to authorize the Administrative Agent to vote in respect of the claim of any Bank in any such proceeding.

      Section 8.10. Collateral and Guaranty Matters. The Banks and the Issuing Bank irrevocably authorize the Collateral Agent, at its option and in its discretion,

            (a) to release any Lien on any property granted to or held by the Collateral Agent under any Credit Document (i) upon termination of the aggregate Commitments and

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

payment in full of all Obligations (other than contingent indemnification obligations) and the expiration, termination or Cash Collateralization of all Letters of Credit, (ii) that is sold or to be sold as part of or in connection with any sale permitted hereunder or under any other Credit Document, (iii) pursuant to Section 9.18 or (iv) subject to Section 9.01, if approved, authorized or ratified in writing by the Majority Banks;

            (b) to subordinate any Lien on any property granted to or held by the Administrative Agent under any Credit Document to the holder of any Lien on such property that is permitted by Section 6.01; and

            (c) to release any Guarantor from its obligations under the Guaranty and any other applicable Credit Document if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder.

      Upon request by the Administrative Agent at any time, the Majority Banks will confirm in writing the Administrative Agent's authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty or any other Credit Document pursuant to this Section 8.10.

      Section 8.11. Swap Agreements. The benefit of the Security Documents and of the provisions of this Agreement relating to any collateral securing the Obligations shall also extend to and be available to those Banks or their Affiliates which are counterparties to any Interest Rate Contract or Hydrocarbon Hedge Agreement with the Borrower or any of its Subsidiaries on a pro rata basis in respect of any obligations of the Borrower or any of its Subsidiaries which arise under any such Interest Rate Contract or Hydrocarbon Hedge Agreement that is in effect while such Person or its Affiliate is a Bank, but only while such Person or its Affiliate is a Bank, including any Interest Rate Contracts and Hydrocarbon Hedge Agreements between such Persons in existence prior to the Effective Date. No Bank or any Affiliate of a Bank shall have any voting rights under any Credit Document as a result of the existence of obligations owed to it under any such Interest Rate Contracts or Hydrocarbon Hedge Agreements.

                                    ARTICLE IX

                                  MISCELLANEOUS

      Section 9.01. Amendments, Etc. No amendment or waiver of any provision of this Agreement or any other Credit Document nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Majority Banks and the Borrower, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver, or consent shall, unless in writing and signed by all the Banks, do any of the following: (a) waive any of the conditions specified in Section 3.01 or 3.02,
(b) increase the Commitment of any Bank, (c) reduce the principal of, or interest on, the Advances or any fees or other amounts payable hereunder or under any other Credit Document, (d) postpone any date fixed for any payment of principal of, or interest on, the Advances or any fees or other amounts payable hereunder or extend the Termination Date, (e) change the percentage of Banks which shall be required for the Banks or any of them to take any action hereunder or under any other

Credit Document, (f) amend Section 2.09 or this Section 9.01, (g) amend the definition of "Majority Banks," (h) release any Guarantor from its obligations under any Guaranty, except in connection with any transaction permitted by this Agreement, or (i) release any material portion of the collateral securing the Obligations, except for releases of Collateral sold or otherwise disposed of as permitted by this Agreement and pursuant to Section 9.18; and provided, further, that no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent or the Issuing Bank in addition to the Banks required above to take such action, affect the rights or duties of the Administrative Agent or the Issuing Bank, as the case may be, under this Agreement or any other Credit Document.

      Section 9.02. Notices; Effectiveness; Electronic Communication.

            (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

                  (i) if to the Borrower, the Administrative Agent, the Collateral Agent or, the Issuing Bank, to the address, telecopier number, electronic mail address or telephone number specified for such Person on
Schedule 2; and

                  (ii) if to any other Bank, to the address, telecopier number, electronic mail address or telephone number specified in its Administrative Questionnaire.

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b).

            (b) Electronic Communications. Notwithstanding anything to the contrary contained herein, notices and other communications to the Administrative Agent, the Banks and the Issuing Bank hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Bank or the Issuing Bank pursuant to Article II if such Bank or the Issuing Bank, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

      Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender's receipt of an acknowledgement from the intended recipient (such as by the "return receipt requested" function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor

      Section 9.03. No Waiver; Remedies. No failure on the part of the Administrative Agent, any Bank or the Issuing Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      Section 9.04. Expenses; Indemnity; Damage Waiver.

            (a) Costs and Expenses. The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of outside counsel for the Administrative Agent), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Credit Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by the Administrative Agent, any Bank or the Issuing Bank (including the fees, charges and disbursements of any outside counsel for the Administrative Agent, any Bank or the Issuing Bank), in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Credit Documents, including its rights under this Section, or (B) in connection with the Advances made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Advances or Letters of Credit.

            (b) Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent (and any sub-agent thereof), the Collateral Agent, the Bookrunner, the Lead Arranger, any Co-Syndication Agent, any Co-Documentation Agent, each Bank and the Issuing Banks, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the fees, charges and disbursements of any outside counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Borrower or any other Subsidiary arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Credit Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Advance or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Guarantor, and regardless of whether any Indemnitee is a party thereto, IN ALL CASES, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE NEGLIGENCE OF THE INDEMNITEE; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by the Borrower or any other Subsidiary against an Indemnitee for breach in bad faith of such Indemnitee's obligations hereunder or under any other Credit Document, if the Borrower or such Subsidiary has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction.

            (c) Reimbursement by Banks. To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), the Issuing Bank or any Related Party of any of the foregoing, each Bank severally agrees to pay to the Administrative Agent (or any such sub-agent), the Issuing Bank or such Related Party, as the case may be, such Bank's Pro Rata Share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) or the Issuing Bank in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) or Issuing Bank in connection with such capacity. The obligations of the Banks under this subsection (c) are subject to the provisions of Section 2.02(f).

            (d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Credit Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Advance or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Credit Documents or the transactions contemplated hereby or thereby.

            (e) Payments. All amounts due under this Section shall be payable not later than ten Business Days after demand therefor.

            (f) Survival. The agreements in this Section shall survive the resignation of the Administrative Agent (and the Issuing Bank), the replacement of any Bank, the termination of the aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations.

      Section 9.05. Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrower, the Administrative Agent and the Banks and thereafter shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent, the Issuing Bank and each Bank and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights or delegate its duties under this Agreement or any interest in this Agreement without the prior written consent of each Bank.

      Section 9.06. Bank Assignments and Participations.

            (a) Assignments. Any Bank may assign to one or more banks or other entities all or any portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitments, the Advances owing to it, and the participation interest in the Letter of Credit Obligations held by it); provided, however, that (i) each such assignment shall be of a constant, and not a varying, percentage of all of such Bank's rights and obligations assigned under this Agreement (including, without limitation, its obligations to make Advances), (ii) the amount of the Commitments and Advances of such Bank being assigned pursuant to each such assignment (determined as of the date of the Assignment and Assumption with respect to such assignment) shall be, if to an entity other than a Bank, not less than $5,000,000.00 and shall be an integral multiple of $1,000,000.00, except in the case of an assignment of the entire remaining amount of the assigning Bank's Commitments and Advances at the time owing to it, (iii) each such assignment shall be to an Affiliate, an Approved Fund or an Eligible Assignee, (iv) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Assumption, together with the Notes (if any) subject to such assignment, and (v) each Eligible Assignee (other than the Eligible Assignee of the Administrative Agent) shall pay to the Administrative Agent a $3,500 administrative fee. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Assumption, which effective date shall be at least three Business Days after the execution thereof (unless waived by the Administrative Agent),
(a) the assignee thereunder shall be a party hereto for all purposes and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Assumption, have the rights and obligations of a Bank hereunder and (b) such Bank thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Assumption, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all or the remaining portion of such Bank's rights and obligations under this Agreement, such Bank shall cease to be a party hereto).

            (b) Term of Assignments. By executing and delivering an Assignment and Assumption, the Bank thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Assumption, such Bank makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency of value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the Guarantors or the performance or observance by the Borrower or the Guarantors of any of their obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in
Section 4.05 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Assumption; (iv) such assignee will, independently and without reliance upon the Administrative Agent, such Bank or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Bank.

            (c) The Register. The Administrative Agent shall maintain at its address referred to in Section 9.02 a copy of each Assignment and Assumption delivered to and accepted by it and a register for the recordation of the names and addresses of the Banks and the Commitments of, and principal amount of the Advances owing to, each Bank from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Administrative Agent, the Issuing Bank, and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Bank at any reasonable time and from time to time upon reasonable prior notice.

            (d) Procedures. Upon its receipt of an Assignment and Assumption executed by a Bank and an Eligible Assignee, together with the Notes subject to such assignment, the Administrative Agent shall, if such Assignment and Assumption has been completed and is in substantially the form of the attached Exhibit D, (i) accept such Assignment and Assumption, (ii) record the information contained therein in the Register, and (iii) give prompt notice thereof to the Borrower.

            (e) Participations. Each Bank may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person or the Borrower or any of the Borrower's Affiliates or Subsidiaries) (each, a "Participant") in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitments, the Advances owing to it, its participation interest in the Letter of Credit Obligations, and the Notes held by it); provided, however, that (i) such Bank's obligations under this Agreement (including, without limitation, its Commitments to the Borrower hereunder) shall remain unchanged, (ii) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such

Bank shall remain the holder of any such Notes for all purposes of this Agreement, (iv) the Borrower, the Administrative Agent, and the Issuing Bank and the other Banks shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement, and (v) such Bank shall not require the participant's consent to any matter under this Agreement, except for change in the principal amount of the Notes, reductions in fees or interest (in each case to the extent subject to such participation), releasing all or substantially all of the Collateral (other than pursuant to Section 9.18), or extending the Termination Date (provided that, in any case in which a participant has the right to approve any amendment, waiver or consent as described above in this clause (v), such Bank shall retain (and hereby agrees to exercise) the right to repurchase the participation of such participant if such participant does not approve any such amendment, waiver or consent). The Borrower hereby agrees that participants shall have the same rights under Sections 2.10, 2.11, 2.12(b) and 9.04 as a Bank to the extent of their respective participations.

      Section 9.07. Treatment of Certain Information; Confidentiality. Each of the Administrative Agent, the Banks and the Issuing Bank agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates' respective partners, directors, officers, employees, agents, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Credit Document or any action or proceeding relating to this Agreement or any other Credit Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) with the consent of the Borrower or (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent, any Bank, the Issuing Bank or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower.

      For purposes of this Section, "Information" means all information received from the Borrower or any Subsidiary relating to the Borrower or any Subsidiary or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Bank or the Issuing Bank on a nonconfidential basis prior to disclosure by the Borrower or any Subsidiary, provided that, in the case of information received from the Borrower or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

      Section 9.08. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      Section 9.09. Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Credit Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Bank, regardless of any investigation made by the Administrative Agent or any Bank or on their behalf and notwithstanding that the Administrative Agent or any Bank may have had notice or knowledge of any Default at the time of any Advance or issuance of Letter of Credit, and shall continue in full force and effect as long as any Advance or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.

      Section 9.10. Severability. In case one or more provisions of this Agreement or the other Credit Documents shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions contained herein or therein shall not be affected or impaired thereby.

      Section 9.11. Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to the Administrative Agent, the Issuing Bank or any Bank, or the Administrative Agent, the Issuing Bank or any Bank exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, the Issuing Bank or such Bank in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Bank and the Issuing Bank severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Banks and the Issuing Bank under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.

      Section 9.12. Guaranties. The Administrative Agent and each of the Banks hereby consent to the terms and conditions of the Second Amended and Restated Subsidiary Guaranties executed by each of the Guarantors on the date hereof.

      Section 9.13. Usury Not Intended. It is the intent of the Borrower, the Administrative Agent and the Banks in the execution and performance of this Agreement and the other Credit Documents to contract in strict compliance with applicable usury laws, including conflicts of law concepts, governing the Advances of the Banks including such applicable laws of the State of Texas and the United States of America from time-to-time in effect. In furtherance thereof, the

Administrative Agent, the Banks and the Borrower stipulate and agree that none of the terms and provisions contained in this Agreement or the other Credit Documents shall ever be construed to create a contract to pay, as consideration for the use, forbearance or detention of money, interest at a rate in excess of the Maximum Rate and that for purposes hereof "interest" shall include the aggregate of all charges which constitute interest under such laws that are contracted for, charged or received under this Agreement and the other Credit Documents; and in the event that, notwithstanding the foregoing, under any circumstances the aggregate amounts taken, reserved, charged, received or paid on the Advances, include amounts which by applicable law are deemed interest which would exceed the Maximum Rate, then such excess shall be deemed to be a mistake and the Bank receiving same shall credit the same on the principal of its Advances (or if its Advances shall have been paid in full, refund said excess to the Borrower). In the event that the maturity of the Obligations is accelerated by reason of any election of the holder thereof resulting from any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest may never include more than the Maximum Rate and excess interest, if any, provided for in this Agreement or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited on the Advances (or, if the Advances shall have been paid in full, refunded to the Borrower of such interest). The provisions of this Section shall control over all other provisions of this Agreement or the other Credit Documents which may be in apparent conflict herewith. In determining whether or not the interest paid or payable under any specific contingencies exceeds the Maximum Rate, the Borrower, the Administrative Agent and the Banks shall to the maximum extent permitted under applicable law amortize, prorate, allocate and spread in equal parts during the period of the full stated term of the Advances, all amounts considered to be interest under applicable law at any time contracted for, charged, received or reserved in connection with the Obligations.

      Section 9.14. Waiver of Jury; Consent to Jurisdiction. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. EACH SUCH PARTY HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS AND OF ANY TEXAS STATE COURT SITTING IN DALLAS, TEXAS FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS, AND THE TRANSACTIONS CONTEMPLATED THEREBY.

      Section 9.15. Governing Law. This Agreement, the Notes and the other Credit Documents shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas. Without limiting the intent of the parties set forth above, (a) Chapter 15,

Subtitle 3, Title 79, of the Revised Civil Statutes of Texas, 1925, as amended (relating to revolving loans and revolving tri-party accounts), shall not apply to this Agreement, the Notes, or the transactions contemplated hereby and (b) to the extent that any Bank may be subject to Texas law limiting the amount of interest payable for its account, such Bank shall utilize the indicated (weekly) rate ceiling from time to time in effect as provided in Chapter 303 of the Texas Finance Code, as amended (formerly known as the indicated (weekly) rate ceiling in Article 5069-1.04 of the Revised Civil Statutes of Texas).

      Section 9.16. Credit Documents. To the extent the specific terms and provisions of this Agreement expressly conflict with the specific terms and provisions of any of the other Credit Documents, the specific terms and provisions of this Credit Agreement shall control.

      Section 9.17. Existing Indebtedness. The indebtedness of the Borrower evidenced under this Agreement and the other Credit Documents is given in renewal, extension, modification but not in extinguishment or discharge of, a portion of the indebtedness evidenced by the Notes executed by the Borrower each dated March 31, 2005, in the aggregate principal amount of $250,000,000 executed by the Borrower to the order of the lenders named therein, each bearing interest and being due and payable as therein provided.

      Section 9.18. Release of Collateral. If after the Effective Date (a) the Borrower has senior unsecured long-term debt outstanding (or if no such senior unsecured long-term debt is outstanding that is rated by S&P and Moody's, the Borrower has a corporate debt rating) that is rated at or above BBB- by S&P and Baa3 by Moody's (a "Ratings Increase"), and (b) so long as no Default or Event of Default shall have occurred and then be continuing at such time, then the Collateral shall be released from the Liens created by the Security Documents and all obligations (other than those expressly stated to survive such termination) of the Collateral Agent, the Borrower and each Guarantor thereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Borrower and its respective Subsidiaries; provided however, that (A) the Holders shall also grant a similar release of Collateral, (B) the Borrower and its Subsidiaries shall grant the Administrative Agent and the Banks a negative pledge on the assets of the Borrower and its Subsidiaries, except for Liens permitted by Section 6.02, and shall not grant a negative pledge to any other creditor other than the Holders and (C) the obligations of the Borrower arising under this Agreement and the Credit Documents rank pari passu and equal in right of payment with all of the other Debt of the Borrower, which is not by its terms secured by any assets of the Borrower and its Subsidiaries, and which is not subordinate in right of payment to any other Debt of the Borrower or its Subsidiaries. At the request and expense of the Borrower following any such termination and release, the Collateral Agent shall deliver to the Borrower or such respective Subsidiary any Collateral held by the Collateral Agent under the Security Documents, and shall execute and deliver to the Borrower or such Subsidiary such documents as such Person shall reasonably request to evidence such termination and release. Notwithstanding the foregoing, if subsequent to such Rating Increase, the Borrower has senior unsecured long-term debt outstanding that is either (i) not rated by both S&P and Moody's or (ii) is rated by S&P and Moody's and all such debt is rated below BBB- by Standard & Poor's or below Baa3 by Moody's, then, at the expense of the Borrower, the Borrower shall promptly, or such cause each of its Subsidiaries to promptly, execute and deliver to the Collateral Agent such security agreements, amendments to this Agreement, other documents and legal opinions, as the

Collateral Agent and the Banks may reasonably request or deem necessary in connection with the foregoing grant of a security interest, in order to cause the Collateral to be subject to the Liens created by the Security Documents as of the Effective Date, and the Company shall execute and deliver such security agreements, amendments to this Agreement, other documents and legal opinions, as the Agent and the Banks may reasonably request in connection with the foregoing grant of a security interest, and the provisions of this Section 9.18 shall not apply to any future Ratings Increase.

      Section 9.19. Amendment and Restatement. The Borrower, the Administrative Agent and the Banks have agreed that this Agreement is an amendment and restatement of the Existing Credit Agreement in its entirety and the terms and provisions hereof supersede the terms and provisions thereof, and this Agreement is not a new or substitute credit agreement or novation of the Existing Credit Agreement.

      Section 9.20. USA PATRIOT Act Notice. Each Bank that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Bank) hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Bank or the Administrative Agent, as applicable, to identify the Borrower in accordance with the Act.

      PURSUANT TO SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE, A CREDIT AGREEMENT IN WHICH THE AMOUNT INVOLVED IN THE CREDIT AGREEMENT EXCEEDS $50,000 IN VALUE IS NOT ENFORCEABLE UNLESS THE CREDIT AGREEMENT IS IN WRITING AND SIGNED BY THE PARTY TO BE BOUND OR THAT PARTY'S AUTHORIZED REPRESENTATIVE.

      THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO AN AGREEMENT SUBJECT TO THE PRECEDING PARAGRAPH SHALL BE DETERMINED SOLELY FROM THE WRITTEN CREDIT AGREEMENT, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO THE CREDIT AGREEMENT. THIS WRITTEN AGREEMENT AND THE CREDIT DOCUMENTS, AS DEFINED IN THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

          THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

            EXECUTED as of the 1st day of November, 2005.

                                BORROWER:

                                CROSSTEX ENERGY, L.P.

                                By: Crosstex Energy GP, L.P.,
                                    its general partner

                                By: Crosstex Energy GP, LLC,
                                    its general partner

                                    By: /s/ Gysle R. Shellum
                                        ----------------------------------------
                                             Gysle R. Shellum
                                             Vice President - Finance

                                BANK OF AMERICA, N.A.,
                                      as Administrative Agent and as
                                      Collateral Agent

                                By: /s/ Matthew C. Correia
                                    --------------------------------------------
                                Title: Assistant Vice President

                                BANK OF AMERICA, N.A.,
                                      as a Bank and as an Issuing Bank

                                By: /s/ Gregory B. Hanson
                                    --------------------------------------------
                                Title: Vice President

                                UNION BANK OF CALIFORNIA, N.A.,
                                      as Co-Syndication, as a Bank and as
                                      an Issuing Bank

                                By: /s/ Dustin Gaspari
                                    --------------------------------------------
                                Title: Vice President

                                By: /s/ Ali Ahmed
                                    --------------------------------------------
                                Title: Vice President

         Signature Page to Fourth Amended and Restated Credit Agreement
                              Crosstex Energy, L.P.

                                SUNTRUST BANK
                                      as Co-Syndication Agent and as a Bank

                                By: /s/ David Edge
                                    --------------------------------------------
                                Title: Managing Director

                                HARRIS NESBITT FINANCING, INC.
                                      as Co-Documentation Agent and as a Bank

                                By: /s/ Cahal B. Carmody
                                    --------------------------------------------
                                Title: Vice President

                                WACHOVIA BANK, NATIONAL ASSOCIATION
                                      as Co-Documentation Agent and as a Bank

                                By: /s/ Paul Riddle
                                    --------------------------------------------
                                Title: Managing Director

                                BAYERISCHE HYPO - UND VEREINSBANK AG,
                                NEW YORK BRANCH

                                By: /s/ Yoram Dankner
                                    --------------------------------------------
                                Title: Managing Director

                                By: /s/ Shannon Batchman
                                    --------------------------------------------
                                Title: Director

                                CITIBANK, N.A.

                                By: /s/ John F. Miller
                                    --------------------------------------------
                                Title: Attorney-in-Fact

                                SCOTIABANC INC.

                                By: /s/ Nadine Bell
                                    --------------------------------------------
                                Title: Senior Manager

         Signature Page to Fourth Amended and Restated Credit Agreement
                              Crosstex Energy, L.P.

                                BNP PARIBAS

                                By: /s/ J. Onischuk
                                    --------------------------------------------
                                Title: Director

                                By: /s/ Matthieu Milandri
                                    --------------------------------------------
                                Title: Vice President

                                WESTLB AG, NEW YORK BRANCH

                                By: /s/ James D. McPartlan
                                    --------------------------------------------
                                Title: Managing Director

                                By: /s/ Stephanie Hintemann
                                    --------------------------------------------

                                ROYAL BANK OF CANADA

                                By: /s/ Lorne Gartner
                                    --------------------------------------------
                                Title: Authorized Signatory

                                U.S. BANK NATIONAL ASSOCIATION

                                By: /s/ Matthew J. Purchase
                                    --------------------------------------------
                                Title: Vice President

                                UFJ BANK LIMITED

                                By: /s/ Authorized Signatory
                                    --------------------------------------------

                                FORTIS CAPITAL CORP.

                                By: /s/ Darrell Holley
                                    --------------------------------------------
                                Title: Managing Director

                                By: /s/ Casey Lowary
                                    --------------------------------------------
                                Title: Senior Vice President

         Signature Page to Fourth Amended and Restated Credit Agreement
                              Crosstex Energy, L.P.

                                GUARANTY BANK

                                By: /s/ Jim R. Hamilton
                                    --------------------------------------------
                                Title: Senior Vice President

                                JPMORGAN CHASE BANK, N.A.

                                By: /s/ Jeanie Gonzalez
                                    --------------------------------------------
                                Title: Senior Vice President

                                NATEXIS BANQUES POPULAIRES

                                By: /s/ Daniel Payer
                                    --------------------------------------------
                                Title: Vice President

                                By: /s/ Louis P. Laville, III
                                    --------------------------------------------
                                Title: Vice President and Group Manager

                                WELLS FARGO BANK, N.A.

                                By: /s/ Charles D. Kirkham
                                    --------------------------------------------
                                Title: Vice President

                                KEY BANK, N.A.

                                By: /s/ Thomas Rajan
                                    --------------------------------------------
                                Title: Vice President

                                COMERICA BANK

                                By: /s/ Mark Fuqua
                                    --------------------------------------------
                                Title: Senior Vice President

                                SUMITOMO MITSUI BANKING CORPORATION

                                By: /s/ William M. Ginn
                                    --------------------------------------------
                                Title: General Manager

         Signature Page to Fourth Amended and Restated Credit Agreement
                              Crosstex Energy, L.P.

                                SOCIETE GENERALE

                                By: /s/ Stephen W. Warfel
                                    --------------------------------------------
                                Title: Vice President

                                STERLING BANK

                                By: /s/ Jeff A. Forbis
                                    --------------------------------------------
                                Title: Senior Vice President

                                COMPASS BANK

                                By: /s/ Dorothy Marchand
                                    --------------------------------------------
                                Title: Senior Vice President

                                BANK OF SCOTLAND

                                By: /s/ Karen Welch
                                    --------------------------------------------
                                Title: Assistant Vice President

                                MIZUHO CORPORATE BANK, LTD.

                                By: /s/ Raymond Ventura
                                    --------------------------------------------
                                Title: Deputy General Manager

                                NATIONAL CITY CORPORATION

                                By: /s/ Tom Gurbach
                                    --------------------------------------------
                                Title: Vice President

         Signature Page to Fourth Amended and Restated Credit Agreement
                              Crosstex Energy, L.P.